United States
                       Securities And Exchange Commission
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number  811-8056
                                   --------------------------------------------

                             MMA Praxis Mutual Funds
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               (Exact name of registrant as specified in charter)

                         P.O. Box 483, Goshen, IN 46527
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               (Address of principal executive offices) (Zip code)

       Anthony Zacharski, Dechert LLP, 200 Clarendon Street, 27th Floor,
                                Boston, MA 02116
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                     (Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 762-6212
                                                   -----------------------------

Date of fiscal year end:   12/31
                        --------------------

Date of reporting period:  12/31/05
                         -----------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1.  Reports to Stockholders.

Annual Report


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--------------------------------------------------------------------------------

            MMA Praxis
            Mutual Funds

            Annual Report
            for the year ended December 31, 2005


            Intermediate Income Fund
            Core Stock Fund
            Value Index Fund
            International Fund


[LOGO]
MMA(R)
-----------
Stewardship
Solutions

                                                                    Patience and
                                                                    Discipline

                                                               -----------------
                                                               Table of contents
                                                               -----------------


Table of contents

Message from the President.....................................................1

MMA Praxis Stewardship Investing Report........................................4

MMA Praxis Intermediate Income Fund
   Portfolio managers' letter..................................................6
   Performance review..........................................................7
   Schedule of portfolio investments...........................................9
   Statement of assets & liabilities..........................................20
   Statement of operations....................................................21
   Statements of changes in net assets........................................22
   Financial highlights.......................................................23

MMA Praxis Core Stock Fund
   Portfolio managers' letter.................................................26
   Performance review.........................................................28
   Schedule of portfolio investments..........................................30
   Statement of assets & liabilities..........................................33
   Statement of operations....................................................34
   Statements of changes in net assets........................................35
   Financial highlights.......................................................36

MMA Praxis Value Index Fund
   Portfolio managers' letter.................................................39
   Performance review.........................................................40
   Schedule of portfolio investments..........................................42
   Statement of assets & liabilities..........................................50
   Statement of operations....................................................51
   Statements of changes in net assets........................................52
   Financial highlights.......................................................53

MMA Praxis International Fund
   Portfolio manager's letter.................................................56
   Performance review.........................................................58
   Schedule of portfolio investments..........................................60
   Statement of assets & liabilities..........................................67
   Statement of operations....................................................68
   Statements of changes in net assets........................................69
   Financial highlights.......................................................70

Notes to financial statements.................................................72
Report of Independent Registered Public Accounting Firm.......................83
Additional fund information (unaudited).......................................84
Management of the Trust (unaudited)...........................................92

A


Glossary of Terms

Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

The Morgan Stanley Capital Index-Europe, Australia and the Far East Index (MSCI-EAFE) is an unmanaged Morgan Stanley Capital International Index that is designed to measure the performance of the developed stock markets of Europe, Australia and the Far East.

The Morgan Stanley Capital AC World Free-(ex. U.S.) Index is a widely recognized, unmanaged index composed of a sample of companies representative of the markets of both developed and emerging markets throughout the world, excluding the United States.

Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"), is a widely recognized index of 500 selected common stocks, most of which are listed on the New York Stock Exchange.

Standard & Poor's 500/Citigroup Value Index (the "S&P 500/Cititgroup Value Index"), is constructed by dividing the stocks in the S&P 500 Index into two categories, growth and value, according to price-to-book ratios.

Gross Domestic Product (the "GDP"), is the measure of the market value of the goods and services produced by labor and property in the United States.

Consumer Price Index (the "CPI"), is an index of prices used to measure the change in the cost of basic goods and services in comparison with a fixed base period.

Price-to-Earnings Ratio (the "P/E Ratio"), is a valuation ratio of a company's current share price compared to its per-share earnings.

SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price to-book ratio, and three-year sales-per share growth value, compared to the S&P 500 Index.

The above indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. An investor cannot invest directly in an index, although they can invest in the underlying securities.

                                                      --------------------------
                                                      Message from the President
                                                      --------------------------

                                                                               1


Message from the President

Dear MMA Praxis Shareholder:

The lessons of 2005 reflect the importance of patience and discipline. It was a year with lots of macro-level worries. For much of the year, markets were flat or falling. However, there were also short periods when returns came in bunches. Timing these short bursts of performance would have been difficult. It was also a year when diversification away from the most mainstream asset classes paid off. Committing to a fundamentals-based asset allocation also rewarded investors adhering to this strategy. So, in the end, even though 2005 didn't feel like a particularly good year for investors, it wasn't that bad.

Stocks, as measured by the Standard & Poor's 500, returned 4.91 percent for the year, well below their long-term historical average. However, foreign stocks delivered stellar returns, advancing 13.54 percent, as measured by the EAFE Index. Overall, investors with global equity market exposure in their portfolio had an opportunity to earn reasonably good returns. Domestically, based on most benchmarks, value-type stocks outperformed their growth counterparts for the sixth consecutive year (though it should be noted that in the last half of the year, growth began to outperform value). Value's strong performance was due largely to energy stocks, which were far and away the year's strongest performing sector. In the fixed income markets, bonds offered only small, nominal returns and on an inflation-adjusted basis, delivered negative returns.

                         First Half 2005   Second Half 2005  Annual Returns 2005
                        (1/1/05-6/30/05)   (7/1/05-12/31/05)  (1/1/05-12/31/05)
--------------------------------------------------------------------------------
S&P 500 Index                  -0.81               5.79              4.91
--------------------------------------------------------------------------------
Lehman Brothers Aggregate
Bond Index                      2.51              -0.08              2.43
--------------------------------------------------------------------------------
S&P 500/Barra Value Index       0.09               5.75              5.84
--------------------------------------------------------------------------------
MSCI EAFE Index                -1.17              14.89             13.54
--------------------------------------------------------------------------------

The dangers of market timing

As noted in the opening paragraph, attempts at timing the market can prove to be difficult. (Market timing is defined as the attempt to anticipate the direction of securities markets and reposition an investment portfolio in an effort to capture these anticipated changes in the market). Investors who attempt to time the market run the risk of missing periods of exceptional returns. This practice may have a negative effect on a sound investment strategy. The chart below illustrates the risk of attempting to time the stock market over the past 20 years. A hypothetical $1 investment in stocks invested at year-end 1984 grew to $11.99 by year-end 2004. However, that same $1 investment would have only grown to $2.39 had it missed the 19 best months of stock returns. One dollar invested in Treasury bills over the 20-year period resulted in an ending wealth value of $2.57. An unsuccessful market timer, missing the 19 best months of stock returns, would have received a return that was lower than Treasury bills! Although successful market timing may improve portfolio performance, it is very difficult to time the market consistently. In addition, unsuccessful market timing can lead to a significant opportunity loss.

2


 [The following table was represented as a bar chart in the printed material.]

            S&P 500 ...................................       $11.99
            S&P 500 minus best 19 months ..............       $ 2.39
            Treasury bills ............................       $ 2.57

Manager change in the MMA Praxis Core Stock Fund

MMA is very pleased to announce the appointment of Davis Advisers, LLP, as the new sub-advisor of the MMA Praxis Core Stock Fund. After a thorough review of the Fund, management, in consultation with the Independent Trustees of MMA Praxis Mutual Funds, made a decision to hire a new manager to steward the assets of this Fund. Employing an in-depth, rigorous screening process, we identified approximately a dozen firms that embodied the right people, investment process, discipline, and long-term performance record. From this list, we narrowed the candidates down to three, from which the final selection was made. The MMA Praxis Trustees approved Davis Advisers as the manager at a specially called meeting in October of 2005. The shareholders of the Core Stock Fund also approved this change at a specially called shareholder meeting in late December. Davis Advisers is a well-respected, third generation investment advisory firm that manages over $75 billion of assets. Davis Advisers has developed a culture built on stewardship principles, championing shareholders' interests in the money management industry. Morningstar recently named Chris Davis and Ken Feinberg (co-managers of the MMA Praxis Core Stock Fund) as Domestic Equity Investment Manager of the year. We are very excited about the new partnership between Davis and MMA that links one of the premier investment management firms in the United States with an organization in business more than 50 years, that has a deep history of socially responsible investing experience.

Portfolio Performance

MMA Praxis Intermediate Income Fund

The Class A Share (NAV) posted gains of 1.82 percent in 2005. These returns lagged the benchmark established for the MMA Praxis Intermediate Income Fund (Lehman Aggregate Bond Index), which returned 2.43 percent over the same time period. Compared to its Lipper peer group, the A Shares exceeded the average intermediate term bond fund category average (467 funds), which gained 1.77 percent. For an in-depth analysis of this Fund's strategy, please read the co-portfolio managers' commentary found later in this report.

MMA Praxis Core Stock Fund

The MMA Praxis Core Stock Fund Class A Share (NAV) returned 3.52 percent for the 12-month period ended December 31, 2005. These returns were less than the established benchmark (S&P 500) for the MMA Praxis Core Stock Fund, which returned 4.91 percent. According to Lipper, the Core Stock Fund's 2005 performance landed it in the 69th percentile among its Large-Cap Core peer group (758 funds). On a longer-term basis, the Fund (A Share NAV) has delivered an average annual total return of 9.79 percent over three years and -0.04 percent average annual returns over the past five years. Lipper reports that the A Shares of the Core Stock Fund was ranked in the 88th and 39th percentile among its peer category group based on the three and five year numbers cited above, respectively. The portfolio managers' report will provide you with an in-depth analysis of those factors that contributed to the Fund's relative performance.

MMA Praxis Value Index Fund

As noted in the introductory comments, value once again outperformed a growth style of investing in 2005. For the year, the MMA Praxis Value Index Fund A Shares (NAV) were up 6.12 percent. The benchmark index for this Fund, the Barra Value Index, gained 5.84 percent. (Note: it is not possible to invest directly in an index, which does not incur expenses like an index fund.) Among its Lipper peer universe, the A Share 2005 performance placed the Fund in the 40th percentile (386 funds). Over the past three years, A Shares have delivered average annualized returns of 16.09 percent (28th percentile).

MMA Praxis International

Fund Foreign stock markets enjoyed one of their broadest rallies in recent memory, beating their United States counterparts for a third straight year. Global conditions in 2005 were close to ideal for international stocks. Low interest rates worldwide generated a wave of borrowing and investment. European and Japanese companies continued to restructure, squeezing out larger profits and boosting their share prices. Against this backdrop, the MMA Praxis International Fund Class A Share (NAV) returned 12.16 percent. The Fund underperformed its benchmark, the Morgan Stanley EAFE Index, which returned
13.54 percent. Among its Lipper peer category group (231 funds), the Class A shares ranked in the 81st percentile.

During the past two years, socially responsible investors (SRI) in international funds have struggled to compete with their non-SRI competitors and the benchmark EAFE index. Our screening process excludes many large energy companies, mining firms (commodities) and emerging companies in countries like China and Russia, where it is difficult to obtain data on corporate behavior related to environmental and human rights issues. Our research over the years reveals that we will encounter periods of time (some lasting several years) where our commitment to stewardship investing principles will result in lagging investment performance. However, over a longer period of time, we believe that the application of social screens will not inevitably lead to poor performance. We appreciate your patience as we wait for improved relative performance. Please read the commentary from the portfolio managers of the International Fund for an in-depth analysis of the Fund's performance and an understanding of the current investment strategy.

Closing thoughts

The year 2005 saw several major developments in MMA's stewardship investing activities. Please be sure to read Mark Regier's report for a thorough discussion of these important initiatives.

We remain grateful for the trust and confidence you have demonstrated in MMA Praxis Mutual Funds. We take our stewardship responsibilities seriously and will endeavor to generate both financial and social returns on your investments.

Thank you for allowing us to partner with you in meeting your financial planning goals.

Sincerely,

/s/ John L. Liechty

John L. Liechty
President, MMA Praxis Mutual Funds

---------------------------------------
MMA Praxis Stewardship Investing Update
---------------------------------------

4


MMA Praxis Stewardship Investing Update

Why we do what we do

"Why do you choose those investments?" This is a question MMA often gets in regard to the choices we make in focusing shareholder advocacy efforts. Given the intentionally broad range of companies in which MMA invests in and the nearly endless number of important social and environmental concerns that could be raised with various corporations, this is an important question. While a number of practical issues (complexity of topic, availability of Anabaptist/faith-based partners, opportunities for success and impact, etc.) logically come into play, MMA's foundational approach and perspective are set by our biblical and theological understandings. This perspective starts with MMA's stewardship investing philosophy and core values (available at www.mma-online.org).

Recently, MMA's stewardship theologian, Lynn Miller, further articulated the theological imperatives we find for MMA's involvement in shareholder advocacy. These imperatives make it clear that the intent of our advocacy efforts is to be both a faithful and responsible owner of resources, but also an ardent advocate for those who are impacted by corporate policies and often are without a voice in their creation and implementation. This approach means that - at times - MMA is engaging companies and issues others are not. Our responsibilities to God and Neighbor can call us to a different road.

Theological imperatives for MMA's involvement in shareholder advocacy

I. It is the responsibility of the owner

In the parable of the talents, a king goes on a journey and leaves his property in the care of his stewards. The text says literally, that immediately after the king left, the stewards began doing business with what they had been entrusted. When he returned, he demanded an accounting of their stewardship. Likewise, the stewards of a corporation (the management) are responsible to the owners (the stakeholders) for their stewardship of that entity. Not to call management to account for their poor stewardship (or applaud their good stewardship on our behalf), places them in the false position of ownership.

II. It is the responsibility of the steward

As managers of property owned by someone else (shares of MMA Praxis Mutual Funds), we have the responsibility of caring for that property in a way that conforms to the holistic stewardship of the owner, making sure that the person's financial holdings are squarely in line with their theological holdings. To argue that the best steward is the one who provides the most financial profit for the owner, no matter the ethical avenue of that profit, is to take MMA back to a compartmentalized stewardship where how you make money does not matter as long as your intellectual and verbal faith make spiritually profound noises.

III. It is the privilege of the brother in Christ

Intercession by a fellow Christian on behalf of one who is suffering is the bulwark of the "one-anothers" found throughout the New Testament, the most common of which is the commandment to "love one another." Unlike modern romanticism, the word "love" in this commandment has nothing to do with an emotional feeling of attraction or desire to possess. Rather, it refers to the state of "being for" the other person. Petitioning for the redress of a wrong done to a person or the environment by a corporation is a matter of being on the side of the wronged, i.e. "being for" them. To not do so, by default, is to take the side of the offender.

IV. It is the business of the "Christian" (literally, one who is Christ-like)

The apostle John says that Jesus is our "advocate" with the Father, the one, who because of His "inside track," is able to plead our case before the heavenly throne. Likewise, owners of stock have an "inside track" with the management of a corporation, a form of access that is denied to most employees, consumers, and neighbors of a corporations activities. To not use that access to plead the case for safer products, more humane employee relations, less environmental damage, or consideration of the "collateral damage" done to the public at large, is to place comfort or profit above the gospel.

Growth rate for SRI outpaces growth of all assets under professional management

According to the latest 2005 SRI Trends Report from the Social Investment Forum, socially responsible investment assets rose more than 258 percent since 1995 while the broader universe of all assets under management grew at less than 249 percent over the same period. In addition, SRI mutual fund assets grew by 18.5 percent to top $179 billion over the past two years. Today, over $2.29 trillion in invested assets is involved in socially responsible investing -- nearly one out of every 10 dollars under professional management in the United States (The full report can be found at www.socialinvest.org.)

Mark A. Regier
Stewardship Investing Services Manager

-----------------------------------
MMA Praxis Intermediate Income Fund
-----------------------------------

6


MMA Praxis Intermediate Income Fund
Annual report to shareholders
Portfolio managers' letter

The year 2005 was characterized by good economic growth in spite of sharply rising commodity prices and energy in particular. The Consumer Price Index rose
3.4 percent during 2005, which was well above the core inflation rate of 2.2 percent, the prefered measure by the Federal Reserve. Nevertheless, this divergence aroused enough concern about inflationary risks that the Fed increased the Federal Fund's rate by 25 basis points (a basis point = .01 percent) at every Federal open market committe meeting. The cumulative increase for all eight meetings left the year-end Fund's rate at 4.25 percent.

The other big concern in 2005, was the boom in housing - particularly on the East and West coasts, where home prices rose well above normal expectations. The risk of another major asset bubble, only five years after the technology stock mania, clearly troubled the Fed governors, adding further justification for removing extraordinarily low interest rates.

With the front-end of the yield curve rising 2 percent, one would have expected that rates would rise across the yield curve. In fact, rates actually declined for the longest maturity Treasury bonds by 29 basis points. This meant that returns in very short maturity securities and very long government bonds were satisfactory given the low level of interest rates, while everything else provided modest returns.

In this environment, we managed to do some things right while fortunately not making big mistakes. Positive results came from our duration positions, which was shorter than our benchmark, the Lehman Aggregate. We also held a large position in agencies, which outperformed Treasuries on a duration-adjusted basis. Further, our mortgage position was structured to benefit from higher rates and that added to our returns. The other positive for our Fund was our yield curve positioning.

Unfortunately, in spite of reasonable gains before expenses, which indexes like the Lehman Aggregate do not have, our net performance lagged the Index by 61 basis points.

Outlook

As we look into 2006, it appears that the Fed will raise rates at the next Federal Open Market Committee meeting at the end of January. Beyond that, decisions will be driven by how strong or weak economic data appears to be. There is general concern that the economy will eventually slow down given the large increase in short-term interest rates and the apparent signs of slowing in the housing market. The key word, of course, is "eventually." Some economists, and at least one well-known money manager, believe the slowdown has already started and will be reflected in economic data very soon. Others believe the economy will remain strong for most of the year before slowing. Our view is somewhere between these extremes.

We expect the economy to slow by mid-year, but underlying inflation may keep core inflation at the high end of today's forecasts, which may lead the Fed to push rates up more than the market currently expects. This viewpoint is not reflected into today's bond yields. Further, we doubt the Fed will be so accommodative that it will be cutting rates anytime soon, even if some signs of economic weakness emerge, which market participants seems to be expecting.

Even though a slower growing economy appears probable, we doubt this will turn into something worse. Defaults may be rising during 2006, but the level will be low by historical standards, which should keep bond yields within normal ranges relative to risk-free assets.

The wide range of perceptions likely means the market consensus will shift from time to time, creating opportunities for us to make adjustments that should enhance Fund returns.


Delmar King
MMA Praxis Intermediate Income Fund Co-Manager


Benjamin Bailey, CFA(R)
MMA Praxis Intermediate Income Fund Co-Manager

                                                              ------------------
                                                              Performance review
                                                              ------------------

                                                                               7


MMA Praxis Intermediate Income Fund
Performance review

Average annual total returns as of 12/31/05

                              [BAR CHART OMITTED]

                   Inception
                       Date        1 Year       3 Year     5 Year       10 Year
                    -------        ------       ------     ------       -------
Class A              5/12/99        1.82%        3.08%      4.94%         4.79%

Class A*             5/12/99       -2.02%        1.78%      4.15%         4.39%

Class B               1/4/94        1.34%        2.59%      4.49%         4.50%

Class B**             1/4/94       -2.57%        1.66%      4.33%         4.50%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.mmapraxis.com.

*     Reflects maximum front-end sales charge of 3.75%.

** The Fund imposes a back-end sales charge (load) on Class B Shares if you sell your shares before a certain period of time has elasped. This is called a Contingent Deferred Sales Charge ("CDSC"). The CDSC declines over five years starting with year one and ending in year six as follows: 4%, 4%, 3%, 2%, 1%.

Class A Share of this Fund were not in existence prior to 5/12/99. Class A Share performance calculated for any period prior to 5/12/99 is based on the performance of Class B Share since inception of 1/4/94. The B Share CDSC does not apply to performance over 5 years; therefore, the 10-year return does not reflect the CDSC.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

8


MMA Praxis Intermediate Income Fund
Performance review (continued)

Growth of $10,000 investment 12/31/95 to 12/31/05

 [The following table was represented as a line chart in the printed material.]

                                                            Lehman Brothers
                  Class A*             Class B             Aggregate Index(1)

12/31/1995         9,621                10,000                  10,000
 3/31/1996         9,439                 9,811                   9,823
 6/30/1996         9,421                 9,792                   9,879
 9/30/1996         9,583                 9,961                  10,061
12/31/1996         9,835                10,223                  10,363
 3/31/1997         9,748                10,132                  10,305
 6/30/1997        10,050                10,446                  10,684
 9/30/1997        10,327                10,734                  11,039
12/31/1997        10,584                11,001                  11,363
 3/31/1998        10,736                11,159                  11,540
 6/30/1998        10,955                11,386                  11,810
 9/30/1998        11,402                11,851                  12,309
12/31/1998        11,356                11,804                  12,351
 3/31/1999        11,276                11,720                  12,289
 6/30/1999        11,164                11,594                  12,181
 9/30/1999        11,239                11,662                  12,264
12/31/1999        11,172                11,579                  12,249
 3/31/2000        11,358                11,761                  12,519
 6/30/2000        11,424                11,831                  12,737
 9/30/2000        11,738                12,133                  13,121
12/31/2000        12,071                12,470                  13,673
 3/31/2001        12,425                12,824                  14,088
 6/30/2001        12,487                12,877                  14,167
 9/30/2001        13,000                13,395                  14,821
12/31/2001        12,866                13,245                  14,828
 3/31/2002        12,779                13,144                  14,841
 6/30/2002        13,233                13,597                  15,390
 9/30/2002        13,848                14,217                  16,095
12/31/2002        14,027                14,388                  16,348
 3/31/2003        14,198                14,551                  16,576
 6/30/2003        14,528                14,875                  16,991
 9/30/2003        14,515                14,829                  16,966
12/31/2003        14,542                14,839                  17,019
 3/31/2004        14,885                15,173                  17,472
 6/30/2004        14,544                14,809                  17,045
 9/30/2004        14,953                15,209                  17,590
12/31/2004        15,089                15,329                  17,758
 3/31/2005        15,031                15,254                  17,672
 6/30/2005        15,412                15,623                  18,204
 9/30/2005        15,296                15,482                  18,082
12/31/2005        15,361                15,532                  18,189

For performance purposes, the above graph has not been adjusted for CDSC charges.

This chart represents historical performance of a hypothetical investment of $10,000 in the Intermediate Income Fund from 12/31/95 to 12/31/05, and represents the reinvestment of dividends and capital gains in the Fund.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.mmapraxis.com.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

*  Reflects maximum front-end sales charge of 3.75%.

Class A Share of this Fund were not in existence prior to 5/12/99. Class A Share performance calculated for any period prior to 5/12/99 is based on the performance of Class B Share since inception of 1/4/94.

(1) The Lehman Brothers Aggregate Bond Index is an unmanaged index composed of the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index and includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities, and is intended to be generally representative of the bond market as a whole.

The above indices are for illustrative purposes only and the Lehman Brothers Aggregate Bond Index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of these value-added services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

                                               ---------------------------------
                                               Schedule of portfolio investments
                                               ---------------------------------

                                                                               9


MMA Praxis Intermediate Income Fund
Schedule of portfolio investments
December 31, 2005

                                                                                          PRINCIPAL
                                                                                            AMOUNT              VALUE
-----------------------------------------------------------------------------------------------------------------------
ASSET BACKED SECURITIES -- 3.3%
     Fleet Credit Card Master Trust II, Class A, 5.60%, 12/15/08 ...............         $ 1,000,000        $ 1,003,568
     Ford Credit Auto Owner Trust, 4.17%, 1/15/09 ..............................           1,000,000            992,106
     Ford Credit Auto Owner Trust, 4.30%, 8/15/09 ..............................           1,000,000            989,843
     Honda Auto Receivables Owner Trust, 4.15%, 10/15/10 .......................           1,000,000            984,779
     Massachusetts RRB Special Purpose Trust, 3.78%, 9/15/10 ...................           1,018,000          1,000,422
     MBNA Credit Card Master Note Trust, Series 2003-A1, 3.30%, 7/15/10 ........           1,000,000            970,268
     MBNA Credit Card Master Note Trust, Series 2005-A1, 4.20%, 9/15/10 ........           1,000,000            987,793
     PG&E Energy Recovery Funding LLC, 3.87%, 6/25/11 ..........................           1,365,000          1,340,024
     Standard Credit Card Master Trust, Series 1994-2, 7.25%, 4/7/08 ...........             715,000            719,712
                                                                                                            -----------
TOTAL ASSET BACKED SECURITIES ..................................................                              8,988,515
                                                                                                            -----------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 3.2%
     Bear Stearns Commercial Mortgage Securities, 5.12%, 2/11/41 ...............           1,000,000            996,274
     Bear Stearns Commercial Mortgage Securities, 4.67%, 6/11/41 ...............           1,000,000            962,816
     Bear Stearns Commercial Mortgage Securities, 4.56%, 2/13/42 ...............           1,000,000            982,042
     Bear Stearns Commerical Mortgage Securities, 5.13%, 10/12/42 ..............           1,000,000          1,001,764
     JP Morgan Chase Commercial Mortgage Securities, 4.63%, 3/15/46 ............           1,000,000            984,608
     JP Morgan Securities, Inc., 4.50%, 9/25/19 ................................             842,836            824,962
     JP Morgan Trust, 4.90%, 10/15/42 ..........................................           1,000,000            982,929
     Morgan Stanley Capital, 5.01%, 1/14/42 ....................................           1,000,000            992,839
     Morgan Stanley Capital, 4.83%, 6/12/47 ....................................           1,000,000            982,811
                                                                                                            -----------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS ......................................                              8,711,045
                                                                                                            -----------
CORPORATE BONDS -- 25.5%
AGRICULTURAL SERVICES -- 0.6%
     Cargill, Inc., 7.50%, 9/1/26 (a) ..........................................           1,250,000          1,547,288
                                                                                                            -----------
AUDIO/VIDEO -- 0.4%
     Harman International, Inc., 7.32%, 7/1/07 .................................           1,000,000          1,027,107
                                                                                                            -----------
AUTOMOTIVE -- 0.3%
     Lear Corp., Series B, 8.11%, 5/15/09 (b) ..................................           1,000,000            930,706
                                                                                                            -----------
BROADCASTING/CABLE -- 0.7%
     Comcast Corp., 5.85%, 1/15/10 (b) .........................................           1,000,000          1,018,716
     Cox Communications, Inc., 4.63%, 1/15/10 ..................................           1,000,000            968,053
                                                                                                            -----------
                                                                                                              1,986,769
                                                                                                            -----------
BROKERAGE SERVICES -- 1.3%
     Goldman Sachs Group, 6.65%, 5/15/09 .......................................           1,000,000          1,050,885
     Legg Mason, Inc., 6.75%, 7/2/08 ...........................................           1,300,000          1,353,369
     Lehman Brothers Holdings, 7.00%, 2/1/08 (b) ...............................           1,000,000          1,041,004
                                                                                                            -----------
                                                                                                              3,445,258
                                                                                                            -----------
COMMERCIAL BANKS -- 2.0%
     Bank of America Corp., 7.75%, 8/15/15 .....................................           1,000,000          1,188,712
     Bank One Texas, 6.25%, 2/15/08 ............................................           1,950,000          2,000,199
     State Street Corp., 7.35%, 6/15/26 ........................................           1,000,000          1,233,016
     Wells Fargo Co., 5.13%, 9/1/12 (b) ........................................           1,250,000          1,257,690
                                                                                                            -----------
                                                                                                              5,679,617
                                                                                                            -----------

10


MMA Praxis Intermediate Income Fund
Schedule of portfolio investments, continued
December 31, 2005

                                                                                          PRINCIPAL
                                                                                            AMOUNT              VALUE
-----------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS -- 25.5%, continued
CONSTRUCTION -- 0.4%
     D.R. Horton, Inc., 8.50%, 4/15/12 .........................................         $   500,000       $    534,204
     KB Home, 8.63%, 12/15/08 ..................................................             500,000            531,087
                                                                                                            -----------
                                                                                                              1,065,291
                                                                                                            -----------
ELECTRIC - INTEGRATED -- 2.0%
     Alabama Power Co., Series V, 5.60%, 3/15/33 ...............................           1,000,000          1,014,501
     Midamerican Energy Co., 6.75%, 12/30/31 (b) ...............................           1,500,000          1,715,285
     Pacific Gas & Electric, 6.05%, 3/1/34 (b) .................................           1,000,000          1,034,959
     Pepco Holdings, Inc., 3.75%, 2/15/06 ......................................           1,000,000            998,751
     Puget Sound Energy, Inc., 6.74%, 6/15/18 ..................................           1,000,000          1,113,039
                                                                                                            -----------
                                                                                                              5,876,535
                                                                                                            -----------
ELECTRIC SERVICES -- 0.7%
     AEP Texas North Co., Series B, 5.50%, 3/1/13 ..............................           1,000,000          1,011,943
     FPL Energy Caithness Funding, 7.65%, 12/31/18 (a) .........................             780,813            865,539
                                                                                                            -----------
                                                                                                              1,877,482
                                                                                                            -----------
ELECTRONIC COMPONENTS - SEMICONDUCTORS -- 0.6%
     Applied Materials, Inc., 7.13%, 10/15/17 ..................................           1,400,000          1,551,805
                                                                                                            -----------
FINANCE - AUTO LOANS -- 0.5%
     Ford Motor Credit Co., 7.25%, 10/25/11 (b) ................................           1,000,000            863,856
     General Motors Acceptance Corp., 6.75%, 12/1/14 (b) .......................             500,000            449,811
                                                                                                            -----------
                                                                                                              1,313,667
                                                                                                            -----------
FINANCIAL SERVICES -- 1.2%
     General Electric Capital Corp., 6.88%, 11/15/10 ...........................           1,000,000          1,083,916
     General Electric Capital Corp., 6.75%, 3/15/32 (b) ........................           1,000,000          1,173,851
     SLM Corp., 4.00%, 1/15/09 .................................................           1,000,000            973,133
                                                                                                            -----------
                                                                                                              3,230,900
                                                                                                            -----------
FIRE, MARINE & CASUALTY INSURANCE -- 0.4%
     Berkley Corp., 5.13%, 9/30/10 .............................................           1,000,000            993,288
                                                                                                            -----------
FOOD PROCESSING -- 1.0%
     Dean Foods Co., 8.15%, 8/1/07 .............................................             750,000            770,625
     General Mills, Inc., 5.13%, 2/15/07 .......................................           1,000,000            999,142
     Hormel Foods Corp., 6.63%, 6/1/11 .........................................           1,000,000          1,082,185
                                                                                                            -----------
                                                                                                              2,851,952
                                                                                                            -----------
GENERAL MEDICAL & SURGICAL HOSPITALS -- 0.4%
     HCA, Inc., 6.95%, 5/1/12 ..................................................           1,000,000          1,037,244
                                                                                                            -----------
GOVERNMENTS (FOREIGN) -- 0.2%
CANADA
     Province of Ontario, 5.70%, 12/1/08 .......................................             500,000            449,634
                                                                                                            -----------
INSURANCE -- 1.2%
     Allstate Corp., 7.50%, 6/15/13 ............................................           1,100,000          1,263,010
     Old Republic International Corp., 7.00%, 6/15/07 ..........................           1,000,000          1,025,060
     Principal Life Global, 6.25%, 2/15/12 (a)(b) ..............................           1,000,000          1,062,222
                                                                                                            -----------
                                                                                                              3,350,292
                                                                                                            -----------
INTERNAL COMBUSTION ENGINES, N.E.C. -- 0.4%
     Briggs & Stratton Corp., 8.88%, 3/15/11 ...................................           1,000,000          1,120,362
                                                                                                            -----------

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments, continued
December 31, 2005

                                                                                          PRINCIPAL
                                                                                            AMOUNT              VALUE
-----------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS -- 25.5%, continued
MEDICAL - BIOMEDICAL/GENETIC -- 0.5%
     Amgen, Inc., 4.00%, 11/18/09 (b) ..........................................        $  1,500,000        $ 1,454,568
                                                                                                            -----------
MEDICAL EQUIPMENT & SUPPLIES -- 0.4%
     Beckman Instruments, Inc., 7.05%, 6/1/26 ..................................           1,010,000          1,173,691
                                                                                                            -----------
NATURAL GAS PRODUCTION AND/OR DISTRIBUTION -- 1.8%
     Indiana Gas Co., 6.55%, 6/30/28 ...........................................             250,000            272,044
     Keyspan Gas East, 7.88%, 2/1/10 ...........................................           1,250,000          1,380,525
     National Fuel Gas Co., 6.30%, 5/27/08 .....................................           1,000,000          1,027,966
     Northern Natural Gas, 5.38%, 10/31/12 (a) .................................           1,000,000          1,018,708
     Southern Union Co., 8.25%, 11/15/29 .......................................           1,050,000          1,286,466
                                                                                                            -----------
                                                                                                              4,985,709
                                                                                                            -----------
OIL & GAS EXPLORATION, PRODUCTION & SERVICES -- 1.8%
     Anadarko Finance Co., 7.50%, 5/1/31 .......................................           1,000,000          1,225,613
     Burlington Resources, Inc., 7.38%, 3/1/29 .................................           1,073,000          1,336,179
     Conoco, Inc., 6.95%, 4/15/29 ..............................................           1,075,000          1,297,421
     Pemex Project, 7.38%, 12/15/14 (b) ........................................             500,000            555,500
     XTO Energy, Inc., 7.50%, 4/15/12 ..........................................             500,000            559,285
                                                                                                            -----------
                                                                                                              4,973,998
                                                                                                            -----------
PUBLISHING - JOURNALS -- 0.5%
     Thomson Corp., 6.20%, 1/5/12 ..............................................           1,200,000          1,264,584
                                                                                                            -----------
REAL ESTATE -- 0.4%
     EOP Operating LP, 7.00%, 7/15/11 ..........................................           1,000,000          1,070,343
                                                                                                            -----------
RETAIL - DISCOUNT -- 0.9%
     Dollar General Corp., 8.63%, 6/15/10 ......................................           1,000,000          1,097,500
     Wal-Mart Stores, 7.55%, 2/15/30 (b) .......................................           1,000,000          1,275,993
                                                                                                            -----------
                                                                                                              2,373,493
                                                                                                            -----------
RETAIL - FOOD -- 1.2%
     Delhaize America, Inc., 8.13%, 4/15/11 (b) ................................           1,000,000          1,090,067
     Kroger Co., 7.63%, 9/15/06 ................................................           1,000,000          1,015,119
     YUM! Brands, Inc., 8.88%, 4/15/11 .........................................           1,000,000          1,144,920
                                                                                                            -----------
                                                                                                              3,250,106
                                                                                                            -----------
SUPRANATIONAL BANK -- 0.4%
     Corporation Andina de Fomento, 5.20%, 5/21/13 .............................           1,000,000            995,946
                                                                                                            -----------
SURGICAL & MEDICAL INSTRUMENTS -- 0.4%
     Guidant Corp., 6.15%, 2/15/06 .............................................           1,000,000          1,001,616
                                                                                                            -----------
TELEPHONE - INTEGRATED -- 0.8%
     GTE California, Inc., 7.65%, 3/15/07 ......................................           1,000,000          1,024,872
     Sprint Capital Corp., 7.63%, 1/30/11 ......................................           1,000,000          1,102,730
                                                                                                            -----------
                                                                                                              2,127,602
                                                                                                            -----------
TRANSPORTATION SERVICES -- 1.7%
     Golden State Petroleum Transportation, 8.04%, 2/1/19 ......................           1,000,000          1,071,950
     Union Tank Car Co., 7.13%, 2/1/07 .........................................           1,550,000          1,587,797
     United Parcel Service, 8.38%, 4/1/30 ......................................           1,500,000          2,083,843
                                                                                                            -----------
                                                                                                              4,743,590
                                                                                                            -----------
UTILITIES - NATURAL GAS -- 0.4%
     Michigan Consolidated Gas Co., 8.25%, 5/1/14 ..............................           1,000,000          1,198,120
                                                                                                            -----------
TOTAL CORPORATE BONDS ..........................................................                             69,948,563
                                                                                                            -----------

12


MMA Praxis Intermediate Income Fund
Schedule of portfolio investments, continued
December 31, 2005

                                                                                          SHARES OR
                                                                                          PRINCIPAL
                                                                                            AMOUNT              VALUE
-----------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES -- 1.2%
COMMUNITY DEVELOPMENT -- 1.2%
     MMA Community Development Investment, Inc., 2.23%, 1/1/06, (c)+ ...........         $ 1,350,000        $ 1,350,000
     MMA Community Development Investment, Inc., 3.34%, 1/1/06, (c)+ ...........           2,025,000          2,025,000
                                                                                                            -----------
TOTAL CORPORATE NOTES ..........................................................                              3,375,000
                                                                                                            -----------
INTEREST ONLY BONDS -- 0.6%
FREDDIE MAC -- 0.4%
     5.00%, 5/15/23 ............................................................           2,688,388            151,226
     5.00%, 4/15/29 ............................................................           2,000,000            469,638
     5.50%, 11/15/32 ...........................................................           1,200,000            562,648
                                                                                                            -----------
                                                                                                              1,183,512
                                                                                                            -----------
GOVERNMENT NATIONAL MORTGAGE ASSOC. -- 0.2%
     1.04%, 4/16/07 ............................................................          12,383,439            512,001
                                                                                                            -----------
TOTAL INTEREST ONLY BONDS ......................................................                              1,695,513
                                                                                                            -----------
MUNICIPAL BONDS -- 0.1%
GENERAL OBLIGATIONS -- 0.1%
MONTANA
     Billings Federal Office LTD., 7.25%, 2/15/15 ..............................             329,000            336,429
                                                                                                            -----------
MUTUAL FUND -- 0.6%
MUTAL FUNDS
     Pax World High Yield Fund .................................................             187,869          1,568,706
                                                                                                            -----------
PREFERRED STOCK -- 0.4%
COMMERCIAL BANKS -- 0.4%
     HSBC USA, Inc. ............................................................              40,000          1,032,000
                                                                                                            -----------
U.S. GOVERNMENT AGENCIES -- 62.8%
FANNIE MAE -- 33.4%
     7.25%, 1/1/07 .............................................................           1,625,000          1,725,039
     4.75%, 1/2/07 (b) .........................................................           1,250,000          1,248,679
     6.63%, 10/15/07 ...........................................................             450,000            464,235
     5.25%, 1/15/09 (b) ........................................................           5,800,000          5,888,519
     7.25%, 1/15/10 ............................................................           2,950,000          3,214,264
     7.45%, 10/1/11 ............................................................           3,053,397          3,102,018
     6.13%, 3/15/12 (b) ........................................................           4,700,000          5,029,611
     4.38%, 3/15/13 (b) ........................................................           2,500,000          2,434,320
     4.38%, 7/17/13 ............................................................           5,250,000          5,069,641
     4.13%, 4/15/14 (b) ........................................................           1,000,000            953,592
     7.35%, 1/1/15 .............................................................             367,239            402,356
     5.00%, 4/15/15 (b) ........................................................           2,250,000          2,283,937
     7.00%, 7/1/15 .............................................................              20,556             21,574
     4.38%, 10/15/15 (b) .......................................................           5,500,000          5,308,099
     5.00%, 7/1/18 .............................................................           1,096,607          1,086,451
     5.00%, 9/1/18 .............................................................           1,325,944          1,313,664
     7.00%, 11/1/19 ............................................................             123,331            129,209
     7.00%, 11/1/19 ............................................................             187,701            196,647
     5.00%, 7/1/23 .............................................................           1,970,411          1,928,498
     5.00%, 4/1/24 .............................................................           1,948,753          1,906,275

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments, continued
December 31, 2005

                                                                                          PRINCIPAL
                                                                                            AMOUNT              VALUE
-----------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES -- 62.8%, continued
FANNIE MAE -- 33.4% continued
     5.00%, 7/1/25 .............................................................         $ 2,150,935        $ 2,102,987
     5.00%, 10/1/25 ............................................................           2,472,937          2,417,811
     5.50%, 11/1/25 ............................................................           1,989,148          1,985,003
     8.50%, 9/1/26 .............................................................             488,017            529,147
     6.63%, 11/15/30 ...........................................................           1,000,000          1,233,032
     6.50%, 5/1/31 .............................................................             186,335            191,177
     6.50%, 6/1/32 .............................................................             429,828            441,748
     6.00%, 10/1/32 ............................................................             371,299            375,461
     5.00%, 2/1/33 .............................................................           1,599,572          1,555,457
     5.50%, 3/1/33 .............................................................             996,456            989,440
     5.50%, 4/1/33 .............................................................             708,528            703,332
     3.56%, 6/1/33 .............................................................           1,086,313          1,086,795
     6.00%, 8/1/33 .............................................................             841,234            849,227
     4.32%, 10/1/33 ............................................................           1,778,095          1,759,756
     6.00%, 10/1/33 ............................................................             875,191            883,507
     4.09%, 2/1/34 .............................................................           2,186,920          2,257,801
     5.50%, 2/1/34 .............................................................           1,335,778          1,322,935
     5.50%, 2/1/34 .............................................................           1,394,953          1,381,541
     3.86%, 4/1/34 .............................................................           1,108,385          1,140,422
     4.36%, 4/1/34 .............................................................             140,770            144,106
     4.23%, 5/1/34 .............................................................           1,182,346          1,163,448
     5.50%, 5/1/34 .............................................................           1,452,180          1,441,530
     6.00%, 8/1/34 .............................................................           2,750,459          2,776,594
     5.00%, 10/1/34 ............................................................           1,798,631          1,742,798
     5.50%, 10/1/34 ............................................................           1,627,509          1,613,131
     5.50%, 11/1/34 ............................................................           1,748,076          1,731,268
     6.00%, 11/1/34 ............................................................           3,268,479          3,299,536
     5.50%, 1/1/35 .............................................................           2,554,343          2,531,777
     5.50%, 1/1/35 .............................................................           1,687,256          1,671,033
     5.00%, 10/1/35 ............................................................           2,966,471          2,874,386
     5.50%, 10/1/35 ............................................................           3,744,002          3,708,122
                                                                                                            -----------
                                                                                                             91,610,936
                                                                                                            -----------
FEDERAL FARM CREDIT BANK -- 0.7%
     4.88%, 12/16/15 ...........................................................           2,000,000          2,003,946
                                                                                                            -----------
FEDERAL HOME LOAN BANK -- 1.6%
     3.75%, 8/15/07 ............................................................           1,000,000            984,687
     4.13%, 8/13/10 ............................................................           1,000,000            971,087
     6.63%, 11/15/10 ...........................................................             900,000            969,909
     3.88%, 6/14/13 ............................................................             300,000            282,691
     4.50%, 9/16/13 ............................................................           1,250,000          1,225,783
                                                                                                            -----------
                                                                                                              4,434,157
                                                                                                            -----------
FREDDIE MAC -- 23.3%
     2.96%, 5/1/07 + ...........................................................             981,401            958,812
     3.30%, 9/14/07 ............................................................           1,000,000            975,436
     9.00%, 6/1/08 .............................................................               1,184              1,291
     6.75%, 1/15/09 ............................................................             292,382            295,003

14


MMA Praxis Intermediate Income Fund
Schedule of portfolio investments, continued
December 31, 2005

                                                                                          PRINCIPAL
                                                                                            AMOUNT              VALUE
-----------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES -- 62.8%, continued
FREDDIE MAC -- 23.3% continued
     5.75%, 3/15/09 ............................................................         $ 5,450,000        $ 5,610,840
     3.75%, 7/15/09 ............................................................           2,000,000          2,417,261
     4.13%, 7/12/10 ............................................................           1,987,000          1,937,627
     4.00%, 9/1/10 .............................................................           1,410,218          1,365,845
     6.88%, 9/15/10 (b) ........................................................             831,000            904,586
     6.00%, 6/15/11 ............................................................           2,500,000          2,646,190
     5.00%, 7/15/14 (b) ........................................................           5,000,000          5,067,370
     5.50%, 9/1/17 .............................................................           1,267,864          1,276,223
     6.00%, 9/1/17 .............................................................           1,826,688          1,864,027
     5.00%, 10/1/17 ............................................................             935,382            927,630
     5.50%, 11/1/17 ............................................................           1,447,241          1,456,988
     6.00%, 2/1/18 .............................................................             990,363          1,010,921
     5.00%, 5/1/18 .............................................................             837,129            829,980
     4.50%, 6/1/18 .............................................................           2,238,361          2,183,116
     5.00%, 9/1/18 .............................................................           1,238,742          1,228,164
     5.00%, 9/1/18 .............................................................           1,320,523          1,309,336
     5.00%, 10/1/18 ............................................................           1,364,098          1,352,512
     5.00%, 11/1/18 ............................................................           1,322,501          1,311,207
     5.00%, 4/1/19 .............................................................           2,276,889          2,255,419
     6.75%, 9/15/29 ............................................................             675,000            834,775
     7.00%, 2/1/30 .............................................................           1,018,004          1,059,891
     7.50%, 7/1/30 .............................................................             986,620          1,035,232
     5.00%, 12/15/30 ...........................................................           2,000,000          1,959,645
     6.50%, 2/1/31 .............................................................              55,926             57,318
     7.00%, 3/1/31 .............................................................             593,943            618,381
     6.75%, 3/15/31 (b) ........................................................           2,980,000          3,735,308
     5.00%, 4/15/31 ............................................................           2,000,000          1,966,081
     6.50%, 8/1/31 .............................................................              47,550             48,828
     6.50%, 2/1/32 .............................................................             432,130            443,744
     6.00%, 10/1/32 ............................................................           1,309,732          1,325,080
     5.50%, 8/1/33 .............................................................           1,967,071          1,953,834
     5.50%, 11/1/33 ............................................................           1,463,572          1,453,723
     5.50%, 12/1/33 ............................................................           1,187,785          1,179,791
     3.02%, 5/1/34 .............................................................           1,466,241          1,433,870
     6.00%, 11/1/34 ............................................................           1,315,068          1,329,748
     5.00%, 7/1/35 .............................................................           2,911,458          2,818,655
     5.00%, 7/1/35 .............................................................           1,962,155          1,899,611
                                                                                                            -----------
                                                                                                             64,339,299
                                                                                                            -----------
GOVERNMENT NATIONAL MORTGAGE ASSOC. -- 2.4%
     4.50%, 4/1/06 + ...........................................................           1,222,095          1,224,440
     7.50%, 9/15/07 ............................................................              42,420             44,693
     6.75%, 4/15/16 ............................................................             127,002            133,444
     7.00%, 12/20/30 ...........................................................             222,282            231,785
     6.50%, 4/20/31 ............................................................             245,540            254,875
     6.50%, 7/20/31 ............................................................             212,213            220,001
     6.50%, 10/20/31 ...........................................................             458,387            475,815

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments, continued
December 31, 2005

                                                                                          PRINCIPAL
                                                                                            AMOUNT              VALUE
-----------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES -- 62.8%, continued
     7.00%, 10/20/31 ...........................................................             127,160        $   132,596
     7.00%, 3/20/32 ............................................................             529,994            552,654
     6.50%, 5/20/32 ............................................................             272,870            283,170
     6.93%, 9/15/39 ............................................................           2,042,990          2,141,253
     6.85%, 10/15/39 ...........................................................             725,384            759,632
                                                                                                            -----------
                                                                                                              6,454,358
                                                                                                            -----------
SMALL BUSINESS ADMINISTRATION -- 0.0%
     4.50%, 9/25/18 ............................................................             122,256            122,333
                                                                                                            -----------
TENNESSEE VALLEY AUTHORITY -- 1.4%
     6.25%, 12/15/17 ...........................................................           2,000,000          2,236,882
     4.65%, 6/15/35 ............................................................           1,750,000          1,654,522
                                                                                                            -----------
                                                                                                              3,891,404
                                                                                                            -----------
TOTAL U.S. GOVERNMENT AGENCIES .................................................                            172,856,433
                                                                                                            -----------
U.S. TREASURY OBLIGATIONS -- 0.0%
PRIVATE EXPORT FUNDING -- 0.0%
     Export Funding Trust, Series 1995-A, Class A, 8.21%, 12/29/06 .............              24,827             25,286
                                                                                                            -----------
SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING -- 12.6%
SHORT TERM -- 12.6%
     Bank of New York City Letter of Credit ....................................              56,686             56,686
     Fannie Mae
       7.00%, 10/25/07 .........................................................                  90                 12
       5.50%, 12/25/14 .........................................................             180,478            156,647
       5.50%, 6/25/15 ..........................................................              10,362                201
       6.00%, 9/25/15 ..........................................................              45,120             21,820
       6.00%, 10/25/15 .........................................................             369,078             47,458
       5.00%, 5/25/16 ..........................................................              10,829              8,794
       6.50%, 7/25/16 ..........................................................              85,518              6,161
       5.00%, 11/25/16 .........................................................              72,191             30,507
       5.50%, 12/25/16 .........................................................             248,158            216,687
       5.50%, 2/25/17 ..........................................................              40,608             41,460
       5.50%, 3/25/17 ..........................................................              57,663             58,815
       8.00%, 3/25/17 ..........................................................              58,011             27,366
       4.00%, 7/25/17 ..........................................................              54,144             32,323
       5.00%, 8/25/17 ..........................................................              20,704              9,578
       5.50%, 9/25/17 ..........................................................             189,502            123,198
       4.00%, 9/25/17 ..........................................................              31,584             22,402
       4.50%, 12/25/17 .........................................................              90,239             45,853
       6.00%, 8/25/21 ..........................................................              47,114             16,062
       7.00%, 10/25/21 .........................................................             417,807             43,287
       5.00%, 1/25/22 ..........................................................              27,072              9,579
       8.00%, 7/25/22 ..........................................................              81,215              9,047
       4.00%, 7/25/22 ..........................................................             902,392            637,535
       4.50%, 8/25/22 ..........................................................             225,598            204,487
       5.00%, 9/25/22 ..........................................................             902,392            615,543
       4.50%, 4/25/23 ..........................................................             451,196            319,067
       4.35%, 4/25/23 ..........................................................             679,927            470,542

16


MMA Praxis Intermediate Income Fund
Schedule of portfolio investments, continued
December 31, 2005

                                                                                          PRINCIPAL
                                                                                            AMOUNT              VALUE
-----------------------------------------------------------------------------------------------------------------------
SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING -- 12.6%, continued
     Fannie Mae, continued
       3.50%, 6/25/23 ..........................................................              41,408     $       27,085
       6.50%, 7/25/26 ..........................................................               8,122              3,241
       5.50%, 3/25/28 ..........................................................               8,282              8,474
       6.295%, 9/25/28 .........................................................             142,325             55,774
       4.25%, 10/25/28 .........................................................              41,408             32,154
       6.47%, 2/25/29 ..........................................................               9,024              3,645
       5.00%, 3/25/29 ..........................................................               7,899              7,831
       5.50%, 12/25/29 .........................................................             451,196             14,399
       4.50%, 4/25/30 ..........................................................              36,232             13,852
       6.00%, 4/25/30 ..........................................................              45,120             20,204
       8.00%, 11/25/30 .........................................................              90,239              4,976
       5.00%, 4/25/31 ..........................................................             315,837            142,730
       4.88%, 9/25/31 ..........................................................              20,704             21,024
       7.50%, 11/25/31 .........................................................             873,097            220,772
       3.50%, 2/25/32 ..........................................................              41,408             31,927
       5.00%, 4/25/32 ..........................................................              49,865             48,061
       5.00%, 10/25/32 .........................................................              37,335             31,305
       4.00%, 12/25/32 .........................................................              39,913             15,079
       4.50%, 3/25/33 ..........................................................             669,197            650,476
       3.50%, 6/25/33 ..........................................................             118,344             21,348
       5.00%, 6/25/33 ..........................................................              83,856             80,095
       4.00%, 7/25/33 ..........................................................             234,972             90,568
       3.50%, 8/25/33 ..........................................................              22,567             16,931
       7.50%, 7/25/41 ..........................................................           1,824,221            411,072
       7.00%, 12/25/41 .........................................................               9,024              2,374
       6.50%, 12/25/41 .........................................................               9,024              2,514
       7.00%, 12/25/41 .........................................................               4,512              1,166
       7.50%, 12/25/41 .........................................................             880,402            220,941
       6.50%, 8/25/42 ..........................................................             716,942            256,444
       7.50%, 12/25/42 .........................................................              18,066              6,004
       6.50%, 12/25/42 .........................................................               2,346                929
       7.50%, 3/25/44 ..........................................................              33,416             18,979
       7.00%, 3/25/45 ..........................................................             212,197             63,087
       7.50%, 1/25/48 ..........................................................             652,134            196,444
     Fannie Pool #G80058 8.00%, 4/17/26 ........................................             938,487             86,537
     Federal Home Loan Mortgage Corp.
       2.837%, 2/15/10 .........................................................              36,707              4,149
       2.478%, 5/15/10 .........................................................              10,930              6,128
     Freddie Mac
       2.64%, 12/15/09 .........................................................             175,337            169,551
       6.50%, 10/15/10 .........................................................              51,888             43,475
       4.25%, 12/15/10 .........................................................             216,574             20,085
       3.32%, 12/15/11 .........................................................               2,707              2,612
       5.50%, 2/15/12 ..........................................................             180,478            156,646
       4.375%, 4/15/15 .........................................................             111,220             95,137

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments, continued
December 31, 2005

                                                                                          PRINCIPAL
                                                                                            AMOUNT              VALUE
-----------------------------------------------------------------------------------------------------------------------
SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING -- 12.6%, continued
     Freddie Mac, continued
       4.75%, 7/15/15 ..........................................................             330,654        $   289,021
       5.125%, 10/15/15 ........................................................              76,198             73,640
       5.00%, 12/15/15 .........................................................             117,311             11,181
       6.00%, 8/15/16 ..........................................................             221,086            152,940
       4.00%, 12/15/16 .........................................................              56,399             41,003
       4.00%, 1/15/17 ..........................................................              90,239             39,003
       5.50%, 5/15/17 ..........................................................             107,249             60,056
       5.50%, 9/15/17 ..........................................................              45,120             46,018
       5.00%, 11/15/17 .........................................................             157,919             60,151
       4.00%, 11/15/17 .........................................................              54,144             25,475
       4.00%, 11/15/17 .........................................................              61,047             31,650
       4.50%, 11/15/17 .........................................................              41,408             29,604
       4.25%, 5/15/18 ..........................................................              33,657             24,357
       6.00%, 2/15/19 ..........................................................              27,072             27,647
       4.50%, 3/15/19 ..........................................................             117,311             97,485
       5.00%, 7/15/19 ..........................................................             180,478            142,096
       4.50%, 9/15/20 ..........................................................              24,272             19,109
       4.50%, 12/15/20 .........................................................             446,684            328,334
       4.50%, 6/15/21 ..........................................................             360,957            211,899
       4.00%, 6/15/21 ..........................................................             436,266            252,312
       5.00%, 8/15/21 ..........................................................             210,127            179,819
       6.00%, 9/15/21 ..........................................................              15,756             16,212
       5.50%, 11/15/21 .........................................................             270,718             84,598
       5.00%, 4/15/22 ..........................................................             315,837            102,389
       5.50%, 4/15/22 ..........................................................                  90                 53
       5.00%, 6/15/22 ..........................................................              51,888             36,210
       4.00%, 6/15/22 ..........................................................              31,584             20,014
       4.50%, 9/15/22 ..........................................................              21,359             17,271
       7.00%, 10/15/22 .........................................................              38,311             15,871
       4.00%, 10/15/22 .........................................................              63,167             38,375
       4.25%, 12/15/22 .........................................................             360,957            225,811
       4.50%, 9/15/23 ..........................................................             182,743            160,302
       4.50%, 11/15/23 .........................................................              20,290             20,103
       7.00%, 4/15/24 ..........................................................              26,224              4,374
       5.50%, 6/15/24 ..........................................................             451,196            375,922
       5.00%, 10/15/24 .........................................................              34,081             32,642
       5.16%, 7/15/26 ..........................................................             225,598              5,758
       7.50%, 9/15/26 ..........................................................              71,731              4,703
       7.50%, 9/15/26 ..........................................................              58,755              9,291
       7.50%, 10/15/26 .........................................................              75,675             11,150
       7.50%, 10/15/26 .........................................................              82,199              9,880
       4.50%, 11/15/26 .........................................................              58,655             18,118
       4.00%, 11/15/26 .........................................................             643,509            196,374
       7.50%, 12/15/26 .........................................................              64,201              8,704
       7.50%, 12/15/26 .........................................................             118,985             10,349

18


MMA Praxis Intermediate Income Fund
Schedule of portfolio investments, continued
December 31, 2005

                                                                                          PRINCIPAL
                                                                                            AMOUNT              VALUE
-----------------------------------------------------------------------------------------------------------------------
SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING -- 12.6%, continued
     Freddie Mac, continued
       7.50%, 1/15/27 ..........................................................              54,532        $     9,560
       7.50%, 1/15/27 ..........................................................              31,891              3,784
       7.50%, 2/15/27 ..........................................................              31,845              3,556
       7.50%, 2/15/27 ..........................................................              34,634              2,948
       7.50%, 2/15/27 ..........................................................              51,752              8,840
       7.50%, 3/15/27 ..........................................................              72,074              6,359
       7.50%, 7/15/27 ..........................................................              25,822              2,653
       7.50%, 9/15/27 ..........................................................              33,109              4,253
       7.50%, 9/15/27 ..........................................................              98,974             11,744
       7.00%, 10/15/27 .........................................................              78,671             12,967
       7.00%, 10/15/27 .........................................................             336,360             47,952
       7.00%, 10/15/27 .........................................................             201,046             19,848
       7.00%, 10/15/27 .........................................................              65,532              9,801
       7.00%, 10/15/27 .........................................................             113,052             16,908
       4.00%, 10/15/27 .........................................................             100,402             41,820
       4.50%, 4/15/28 ..........................................................              42,750             35,247
       7.00%, 5/15/28 ..........................................................             435,296             85,937
       4.50%, 1/15/29 ..........................................................             360,957            220,326
       4.00%, 6/15/29 ..........................................................              41,408             28,295
       5.50%, 9/15/29 ..........................................................             225,598             42,084
       4.50%, 11/15/29 .........................................................             478,596            128,266
       4.25%, 1/15/30 ..........................................................              45,120             23,167
       5.50%, 3/15/30 ..........................................................             315,837             48,599
       4.00%, 4/15/30 ..........................................................              16,149             11,742
       4.50%, 7/15/30 ..........................................................             270,718             84,843
       7.00%, 9/15/30 ..........................................................              25,637              2,851
       4.25%, 11/15/30 .........................................................              55,972             29,546
       5.00%, 11/15/30 .........................................................             451,196            154,324
       4.25%, 12/15/30 .........................................................              43,810             28,482
       4.00%, 7/15/31 ..........................................................                  79                 35
       5.00%, 8/15/31 ..........................................................             103,775             87,499
       4.87%, 11/15/31 .........................................................              16,563             16,874
       4.82%, 4/15/32 ..........................................................              18,634             13,682
       4.00%, 6/15/32 ..........................................................              41,408             22,913
       4.77%, 9/15/32 ..........................................................              20,704             14,970
       6.00%, 9/15/32 ..........................................................               9,814             10,080
       3.50%, 9/15/32 ..........................................................               3,119              2,255
       4.00%, 6/15/33 ..........................................................             138,099            104,336
       4.50%, 7/15/33 ..........................................................              20,704             12,631
       4.50%, 9/15/35 ..........................................................              12,161             11,155
     Government National Mortgage Assoc.
       5.50%, 8/20/28 ..........................................................              17,389             17,627
       4.75%, 7/20/31 ..........................................................              40,828             13,712
       4.00%, 3/20/33 ..........................................................              41,201             24,824
       4.67%, 5/16/34 ..........................................................              27,045             20,033

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments, continued
December 31, 2005

                                                                                          SHARES OR
                                                                                          PRINCIPAL
                                                                                            AMOUNT              VALUE
-----------------------------------------------------------------------------------------------------------------------
SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING -- 12.6%, continued
     Government National Mortgage Assoc. #2004-68 Principal Only
         0%, 5/20/31 ...........................................................              20,704       $     10,924
     Northern Institutional Liquid Asset Portfolio .............................          21,888,390         21,888,390
     U.S. Treasury Bond, 6.375%, 8/15/27 .......................................              68,174             86,132
     U.S. Treasury Inflation Indexed Bonds, 3%, 7/15/12 ........................             754,085            895,022
                                                                                                           ------------
TOTAL SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING .....................                             34,504,412
                                                                                                           ------------
TOTAL INVESTMENTS (COST $304,321,317 ) -- 110.4% ...............................                            303,041,902
     Liabilities in excess of other assets -- (10.4%) ..........................                            (28,531,539)
                                                                                                           ------------
NET ASSETS -- 100.0% ...........................................................                           $274,510,363
                                                                                                           ============

----------
(a) 144A security is restricted as to resale to institutional investors. These securities have been deemed liquid under guidelines established by the Board of Trustees. At December 31, 2005, these securities were valued at $4,493,757 or 1.6% of net assets.

(b)   All or part of this security was on loan, as of December 31, 2005.

(c) Represents affiliated restricted security as to resale to investors and is not registered under the Securities Act of 1933. These securities have been deemed illiquid under guidelines established by the Board of Trustees. Acquisition date and current cost: MMA Community Development Investment, Inc., 2.23% - 12/01, $1,350,000 and MMA Community Development Investment, Inc., 3.34% - 12/01, $2,025,000. At December 31, 2005, these securities had an aggregate market value of $3,375,000, representing 1.2% of net assets. (d)

+ Variable rate security. Rates presented are the rates in effect at December 31, 2005. Date presented reflects next rate change date.

                                                                                                             UNREALIZED
SWAP AGREEMENTS                                                                             UNITS           DEPRECIATION
                                                                                          ----------        ------------
Sold 5 Year Credit Default Swap Protection with Morgan Stanley, based upon Gannett Co. Inc., 6.38%, 4/1/12, Maturing 12/20/09,
     (Notional amount of $1,000,000) ...........................................                   1        $     6,516

See notes to financial statements.

-----------------------------------
Statement of assets and liabilities
-----------------------------------

20


MMA Praxis Intermediate Income Fund
Statement of assets and liabilities
December 31, 2005

ASSETS:
Investments, at value (cost $266,441,905)* ...................   $ 265,162,490
Investments in affiliates, at value (cost $3,375,000) ........       3,375,000
Investments held as collateral for securities loaned, at value      34,504,412
                                                                 -------------
  Total Investments ..........................................     303,041,902
                                                                 -------------
Cash .........................................................       1,780,969
Interest and dividends receivable ............................       2,918,034
Receivable for capital shares sold ...........................       2,729,394
Receivable for investments sold ..............................          29,673
Prepaid expenses .............................................           9,810
                                                                 -------------
     Total Assets ............................................     310,509,782
                                                                 -------------
LIABILITIES:
Unrealized depreciation on swap contracts ....................           6,516
Distributions payable to shareholders ........................         199,943
Payable for capital shares redeemed ..........................         898,774
Payable for securities loaned ................................      34,504,412
Accrued expenses and other payables:
  Investment advisory fees ...................................         111,515
  Administration fees ........................................          31,106
  Distribution fees ..........................................          22,966
  Other ......................................................         224,187
                                                                 -------------
     Total Liabilities .......................................      35,999,419
                                                                 -------------

NET ASSETS:
Capital ......................................................     277,835,988
Distributions in excess of net investment income .............         (64,079)
Accumulated net realized loss on investments, foreign
  currency transactions and swap contracts ...................      (1,972,204)
Net unrealized depreciation on investments, foreign
  currency translations and swap contracts ...................      (1,289,342)
                                                                 -------------
      Net Assets .............................................   $ 274,510,363
                                                                 =============

Net Assets
  Class A ....................................................   $ 239,583,211
  Class B ....................................................      34,927,152
                                                                 -------------
     Total ...................................................   $ 274,510,363
                                                                 =============

Shares Outstanding
  (unlimited number of shares authorized with $.01 par value)
  Class A ....................................................      24,628,593
  Class B ....................................................       3,589,944
                                                                 -------------
     Total ...................................................      28,218,537
                                                                 =============

Net asset value
  Class A - Redemption Price Per Share .......................   $        9.73
                                                                 =============
  Class A - Maximum Sales Charge .............................            3.75%
                                                                 =============
  Class A - Maximum Offering Price Per Share
     (100%/(100%-Maximum Sales Charge)) of
     net asset value adjusted to the nearest cent ............   $       10.11
                                                                 =============

  Class B - offering price per share** .......................   $        9.73
                                                                 =============

*     Includes securities on loan of $33,057,778.
** Redemption price per share (Class B) varies by length of time shares are held.
See notes to financial statements.

                                                         -----------------------
                                                         Statement of operations
                                                         -----------------------

                                                                              21


MMA Praxis Intermediate Income Fund
Statement of operations
For the year ended December 31, 2005

INVESTMENT INCOME:
Interest .......................................................   $ 12,705,147
Dividends ......................................................         10,376
Income from securities lending .................................         29,618
Interest from affiliates .......................................         84,845
                                                                   ------------
  Total Investment Income ......................................     12,829,986
                                                                   ------------

EXPENSES:
Investment advisory fees .......................................      1,363,936
Administration fees ............................................        418,561
Distribution fees-Class A ......................................        417,710
Distribution fees-Class B ......................................        283,076
Shareholder servicing fees-Class A .............................        587,588
Shareholder servicing fees-Class B .............................         83,915
Legal fees and expenses ........................................        182,482
Custodian fees .................................................         28,514
Trustees' fee and expenses .....................................         22,493
Transfer agent fees ............................................         13,205
Other expenses .................................................        162,982
                                                                   ------------
     Total expenses before reductions/reimbursements ...........      3,564,462
  Expenses waived by Investment Adviser ........................       (134,653)
  Expenses reduced by Distributor ..............................       (674,502)
  Expenses reduced by Custodian ................................        (27,199)
                                                                   ------------
     Net Expenses ..............................................      2,728,108
                                                                   ------------

Net Investment Income ..........................................     10,101,878
                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on security transactions, foreign
  currency transactions and swap contracts .....................        511,246
Change in unrealized appreciation/depreciation of investments
  and foreign currency translations during the year ............     (6,035,208)
Change in unrealized appreciation/depreciation of swap contracts
  during the year ..............................................         (6,583)
                                                                   ------------
Net realized and unrealized loss on investments,
  foreign currency transactions and swap contracts .............     (5,530,545)
                                                                   ------------
Net increase in net assets resulting from operations ...........   $  4,571,333
                                                                   ============

See notes to financial statements.

-----------------------------------
Statements of changes in net assets
-----------------------------------

22


MMA Praxis Intermediate Income Fund
Statements of changes in net assets

                                                                         Year Ended       Year Ended
                                                                         December 31,     December 31,
                                                                         2005             2004
-------------------------------------------------------------------------------------------------------
From Investment Activities:
Net investment income ................................................   $  10,101,878    $   5,895,664
Net realized gain (loss) on investments, foreign currency transactions
  and swap contracts .................................................         511,246          386,849
Change in unrealized appreciation/depreciation of investments, foreign
  currency translations and swap contracts during the year ...........      (6,041,791)       2,243,973
                                                                         -------------    -------------
Net increase in net assets resulting from operations .................       4,571,333        8,526,486
                                                                         -------------    -------------

Distributions to Class A Shareholders:
  From net investment income .........................................      (9,492,380)      (4,954,626)

Distributions to Class B Shareholders:
  From net investment income .........................................      (1,306,408)      (1,481,661)
                                                                         -------------    -------------
Change in net assets from distributions to shareholders ..............     (10,798,788)      (6,436,287)
                                                                         -------------    -------------

Change in net assets from capital transactions .......................      10,631,576      184,508,255
                                                                         -------------    -------------

Change in net assets .................................................       4,404,121      186,598,454

Net Assets:
  Beginning of year ..................................................     270,106,242       83,507,788
                                                                         -------------    -------------
  End of year ........................................................   $ 274,510,363    $ 270,106,242
                                                                         =============    =============

(Distributions in excess of)/accumulated net investment income .......   $     (64,079)   $      23,131
                                                                         =============    =============

See notes to financial statements.

                                                            --------------------
                                                            Financial highlights
                                                            --------------------

                                                                              23


MMA Praxis Intermediate Income Fund
Financial highlights

For a share outstanding throughout the year indicated.

                                                                                     Class A Shares
                                                   -------------------------------------------------------------------------------
                                                   Year Ended      Year Ended       Year Ended       Year Ended         Year Ended
                                                   December 31,    December 31,     December 31,     December 31,       December 31,
                                                   2005            2004             2003             2002               2001
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year ..............  $      9.95     $      9.99      $     10.05      $      9.69        $      9.62
                                                   -----------     -----------      -----------      -----------        -----------
Investment Activities:
     Net investment income ......................         0.37            0.39             0.39             0.48               0.54
     Net realized and unrealized gains
       (losses) from investments, foreign
       currency transactions and swap contracts..        (0.19)          (0.02)           (0.03)            0.37               0.07
                                                   -----------     -----------      -----------      -----------        -----------
     Total from Investment Activities ...........         0.18            0.37             0.36             0.85               0.61
                                                   -----------     -----------      -----------      -----------        -----------

Distributions:
     Net investment income ......................        (0.40)          (0.41)           (0.42)           (0.49)             (0.54)
                                                   -----------     -----------      -----------      -----------        -----------
Net Asset Value, End of Year ....................  $      9.73     $      9.95      $      9.99      $     10.05        $      9.69
                                                   ===========     ===========      ===========      ===========        ===========
Total Return (excludes sales charge) ............         1.82%           3.77%            3.67%            9.02%              6.47%

Ratios/Supplemental Data:
     Net Assets at end of year (000) ............  $   239,583     $   231,369      $    39,270      $    32,931        $    26,931
     Ratio of expenses to average net assets ....         0.94%           0.91%            0.85%            0.85%              0.85%
     Ratio of net investment income to
       average net assets .......................         3.77%           3.69%            3.85%            4.94%              5.59%
     Ratio of expenses to average net assets* ...         1.23%           1.33%            1.58%            1.69%              1.65%
     Portfolio Turnover (a) .....................        37.79%          30.29%           47.58%           58.16%             36.00%
------------------------------------------------------------------------------------------------------------------------------------

* During the year, certain expenses were voluntarily reduced/reimbursed. If such expense reductions had not occurred, the ratios would have been as indicated.

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

24


MMA Praxis Intermediate Income Fund
Financial highlights, continued

For a share outstanding throughout the year indicated.

                                                                                        Class B Shares
                                                   --------------------------------------------------------------------------------
                                                   Year Ended      Year Ended       Year Ended       Year Ended         Year Ended
                                                   December 31,    December 31,     December 31,     December 31,       December 31,
                                                   2005            2004             2003             2002               2001
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year ..........      $     9.94       $     9.98      $    10.05       $     9.69         $     9.61
                                                   ----------       ----------      ----------       ----------         ----------
Investment Activities:
  Net investment income .....................            0.33             0.33            0.34             0.45               0.52
  Net realized and unrealized gains
     (losses) from investments, foreign
     currency transactions and swap contracts           (0.20)           (0.01)          (0.03)            0.36               0.07
                                                   ----------       ----------      ----------       ----------         ----------
  Total from Investment Activities ..........            0.13             0.32            0.31             0.81               0.59
                                                   ----------       ----------      ----------       ----------         ----------

Distributions:
  Net investment income .....................           (0.34)           (0.36)          (0.38)           (0.45)             (0.51)
                                                   ----------       ----------      ----------       ----------         ----------
Net Asset Value, End of Year ................      $     9.73       $     9.94      $     9.98       $    10.05         $     9.69
                                                   ==========       ==========      ==========       ==========         ==========
Total Return (excludes redemption charge) ...            1.34%            3.30%           3.14%            8.64%              6.21%

Ratios/Supplemental Data:
  Net Assets at end of year (000) ...........      $   34,927       $   39,506      $   44,238       $   41,544         $   35,814
  Ratio of expenses to average net assets ...            1.39%            1.38%           1.30%            1.20%              1.20%
  Ratio of net investment income to
     average net assets .....................            3.31%            3.31%           3.41%            4.59%              5.26%
  Ratio of expenses to average net assets* ..            1.79%            1.91%           2.07%            2.19%              2.15%
  Portfolio Turnover (a) ....................           37.79%           30.29%          47.58%           58.16%             36.00%
-----------------------------------------------------------------------------------------------------------------------------------

* During the year, certain expenses were voluntarily reduced, reimbursed or paid by third party. If such activity had not occurred, the ratios would have been as indicated.

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

                      This page intentionally left blank.

--------------------------
MMA Praxis Core Stock Fund
--------------------------

26


MMA Praxis Core Stock Fund
Annual report to shareholders
Portfolio managers' letter

With the widespread surge in stock prices during the fourth quarter, 2005 turned in respectable, if not overly impressive, returns for U.S. equity investors. Not a bad investment result for a year that saw persistently high energy prices, continued hostilities in Iraq, a devastating Atlantic hurricane season, and bombings in London's transportation system. As discouraging as these events are, they were offset by positives that provided investors with just enough confidence to continue supporting higher prices in the equity market indexes. Among the positive catalysts were an extension to the corporate profits cycle that was declared dead a year ago and robust mergers and acquisitions activity. Overall economic growth also is likely to come in at 3.5 percent, a good number for this point in the economic cycle.

Taking a step back from the averages, the positive return for the year is in large part due to the performance in the energy sector, without which the Standard & Poor's 500 Index (up 4.9 percent) would have risen by over 2 percentage points less than it did. Energy prices also put pressure on pocketbooks and profit margins all across the economy, which hindered other non-energy sectors.

Oil prices remain persistently high even though there is evidence that the worldwide supply-demand of the actual commodity is in relative balance. Other factors, principally the financial interest in oil futures, appear to be behind the run-up in prices. By some measures, a large part of the demand for oil is coming from investors who have no interest in taking ownership of physical barrels of oil, but rather are buying contracts on the slippery stuff in hopes of making an investment return. A run up in gold and other non-petroleum commodity prices suggests that investors are concerned about inflation or other "bad things" that might happen in the coming years. Recent concerns about the possibility that Iran might choose to curtail oil production as retaliation against Western governments for pressuring them to halt development of nuclear capability, have also caused upward pressure on energy prices.

With the above as backdrop, the MMA Praxis Core Stock Fund also generated positive returns for the year, lagging its benchmark, the S&P 500 Index, by slightly more than the fees charged to shareholders. The Fund's investments in energy companies also benefited returns with particular strength coming from the oil services company Transocean up over 48 percent for the year. Despite the high oil prices, other areas of the portfolio also generated handsome returns. In particular, Jabil Circuit (up 40 percent), the contract manufacturer continued to benefit from its very strong operating program relative to its peers. Also driving the company's success is the increasing desire of original equipment manufacturers, that is, the brand name electronics companies many of us are familiar with, to contract all or part of the manufacturing to companies like Jabil. Amgen, the biotechnology company, also delivered very good results during the year.

Unfortunately, we weren't able to completely avoid a few trouble spots during 2005. Dell (down 30 percent), a stock that has done well for us over the last few years, suffered particularly in the second half of the year as investors questioned whether it could keep up its dominance and resulting growth rate. Similarly, media conglomerate Gannett (down 23 percent) also struggled during the year as its newspaper division reflected the challenges in broader print media. Finally, despite making progress on its financial reporting systems followed by a nice recovery in the stock during the fourth quarter, Fannie Mae fell 24 percent during for the year.

As we've been saying for the last few letters, stocks seem to be neither overly expensive nor cheap relative to earnings prospects. However, on the size continuum, there is some reason to expect that large companies may begin to fare better than small company stocks, which have been on a tear over the last half decade. This signal isn't very strong, though, so we wouldn't be surprised if the small cap indexes have one more year of outperformance in them.

Stewardship investing impacts

In an attempt to quantify the impacts of MMA's screens on its equity products, we performed a study on the last 10 years of investment performance. Since the performance of the Core Stock Fund reflects both the impact of exclusionary screening and portfolio manager decisions, the study was performed on a passive portfolio of stocks that resulted from applying MMA's screens to the S&P 500 Index. The screens applied reflected the actual companies that MMA excluded from purchase during the last 10 years. The time period chosen may not be long enough to ensure statistical integrity, but we believe the descriptive statistics shed light on the question of whether screens as MMA chooses to apply them, adversely affected performance.

Over the entire period, the MMA-screened portfolio generated a return a fraction of a percent better than the return of the S&P 500 Index on an annual basis. In the simplest terms, MMA's screens appear not to have adversely affected performance over the period. But more interesting is that the impact of the screens was consistently positive to performance from 1995 through 1999, and consistently negative from 2000 through 2005. In other words, there were long periods during which it was to our advantage that certain areas of the market were restricted from our use as well as long periods when the screens were a handicap. Finally, we believe all of this supports the many independent studies conducted in recent years that conclude that at worst, socially responsible investing screens are neutral to stock portfolio performance over long periods of time.

Signing off

With the beginning of trading in 2006, John Nussbaum and I handed over portfolio management responsibilities of the MMA Praxis Core Stock Fund to co-portfolio managers Christopher Davis and Kenneth Feinberg of Davis Selected Advisers. In preparation for this transfer, we began an adjustment to portfolio holdings during the fourth quarter that resulted in more trading than one might normally expect from us. We undertook this strategy in order to minimize the market impact that can occur from selling illiquid stocks quickly and to position the portfolio to better reflect the investment strategy of Davis Selected Advisers. We look forward to continuing to serve MMA Praxis shareholders in the management of the MMA Praxis Value Index Fund and we wish Chris and Ken well as they manage the assets shareholders have entrusted to the MMA Praxis Core Stock Fund.


Chad Horning, CFA(R)
Co-manager, MMA Praxis Core Stock Fund


John Nussbaum, CFA(R)
Co-manager, MMA Praxis Core Stock Fund

------------------
Performance review
------------------

28


MMA Praxis Core Stock Fund
Performance review

Average annual total returns as of 12/31/05

                              [BAR CHART OMITTED]

                     Inception
                       Date        1 Year       3 Year     5 Year       10 Year
                       ----        ------       ------     ------       -------
Class A              5/12/99        3.52%       9.79%      -0.04%        5.91%
Class A*             5/12/99       -1.94%       7.84%      -1.12%        5.34%

Class B               1/4/94        2.88%       9.09%      -0.67%        5.46%
Class B**             1/4/94       -1.12%       8.24%      -0.87%        5.46%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.mmapraxis.com.

*     Reflects maximum front-end sales charge of 5.25%.

** The Fund imposes a back-end sales charge (load) on Class B Shares if you sell your shares before a certain period of time has elasped. This is called a Contingent Deferred Sales Charge ("CDSC"). The CDSC declines over five years starting with year one and ending in year six as follows: 4%, 4%, 3%, 2%, 1%.

Class A Share of this Fund were not in existence prior to 5/12/99. Class A Share performance calculated for any period prior to 5/12/99 is based on the performance of Class B Share since inception of 1/4/94. The B Share CDSC does not apply to performance over 5 years; therefore, the 10-year return does not reflect the CDSC.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

Growth of $10,000 investment 12/31/95 to 12/31/05

 [The following table was represented as a line chart in the printed material.]

                                                                    Standard &
                                                                      Poor's
                                                                     500 Stock
                          Class A*              Class B               Index (1)
     12/31/1995             9,475                10,000               10,000
      3/31/1996             9,684                10,221               10,537
      6/30/1996             9,941                10,492               11,010
      9/30/1996            10,333                10,905               11,350
     12/31/1996            10,980                11,588               12,296
      3/31/1997            11,205                11,825               12,626
      6/30/1997            12,754                13,461               14,830
      9/30/1997            13,521                14,270               15,941
     12/31/1997            14,178                14,963               16,398
      3/31/1998            15,729                16,600               18,686
      6/30/1998            14,963                15,792               19,303
      9/30/1998            12,811                13,521               17,383
     12/31/1998            15,022                15,855               21,085
      3/31/1999            15,631                16,497               22,135
      6/30/1999            17,458                18,406               23,696
      9/30/1999            16,220                17,090               22,216
     12/31/1999            16,928                17,784               25,521
      3/31/2000            17,728                18,593               26,107
      6/30/2000            17,345                18,165               25,413
      9/30/2000            17,179                17,954               25,167
     12/31/2000            16,856                17,601               23,198
      3/31/2001            15,620                16,295               20,447
      6/30/2001            16,070                16,722               21,643
      9/30/2001            14,222                14,780               18,466
     12/31/2001            15,528                16,099               20,439
      3/31/2002            15,793                16,355               20,495
      6/30/2002            14,130                14,621               17,749
      9/30/2002            11,981                12,363               14,682
     12/31/2002            12,709                13,108               15,921
      3/31/2003            12,190                12,547               15,419
      6/30/2003            13,488                13,865               17,793
      9/30/2003            13,731                14,084               18,264
     12/31/2003            15,094                15,463               20,488
      3/31/2004            15,441                15,793               20,835
      6/30/2004            15,660                16,000               21,193
      9/30/2004            15,151                15,451               20,796
     12/31/2004            16,248                16,540               22,716
      3/31/2005            15,831                16,089               22,228
      6/30/2005            15,989                16,224               22,532
      9/30/2005            16,258                16,469               23,344
     12/31/2005            16,822                17,018               23,831

For performance purposes, the above graph has not been adjusted for CDSC charges.

This chart represents historical performance of a hypothetical investment of $10,000 in the Core Stock Fund from 12/31/95 to 12/31/05, and represents the reinvestment of dividends and capital gains in the Fund.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.mmapraxis.com.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

*     Reflects maximum front-end sales charge of 5.25%.

Class A Shares of this Fund were not in existence prior to 5/12/99. Class A Share performance calculated for any period prior to 5/12/99 is based on the performance of Class B Share since inception of 1/4/94.

(1) The S&P 500 Composite Stock Price Index (the "S&P 500(R) Index") is a widely recognized, unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of these value-added services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

---------------------------------
Schedule of portfolio investments
---------------------------------

30


MMA Praxis Core Stock Fund
Schedule of portfolio investments
December 31, 2005

                                                                                           SHARES        VALUE
------------------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 96.6%
BANKS -- 4.8%
Fifth Third Bancorp (b).........................................................           75,000     $  2,829,000
State Street Corp. (b)..........................................................           40,000        2,217,600
Wells Fargo Co..................................................................          158,000        9,927,140
                                                                                                      ------------
                                                                                                        14,973,740
                                                                                                      ------------
BEVERAGES -- 1.7%
PepsiCo, Inc....................................................................           90,600        5,352,648
                                                                                                      ------------
BROADCASTING/CABLE -- 2.4%
Comcast Corp - Class A (a)......................................................          290,000        7,528,400
                                                                                                      ------------
BROKERAGE SERVICES -- 2.9%
J.P. Morgan Chase & Co..........................................................          230,000        9,128,700
                                                                                                      ------------
BUILDING MATERIALS & CONSTRUCTION -- 0.8%
Vulcan Materials Co.............................................................           37,000        2,506,750
                                                                                                      ------------
CHEMICALS - GENERAL -- 0.5%
Air Products & Chemicals, Inc. (b)..............................................           26,000        1,538,940
                                                                                                      ------------
COMPUTERS & PERIPHERALS -- 4.3%
Cisco Systems, Inc. (a).........................................................          227,000        3,886,240
Dell, Inc. (a)..................................................................          134,000        4,018,660
EMC Corp. (a)...................................................................           51,000          694,620
Intel Corp......................................................................          199,000        4,967,040
                                                                                                      ------------
                                                                                                        13,566,560
                                                                                                      ------------
CONSUMER FINANCIAL SERVICES -- 5.4%
American Express Co.............................................................          225,000       11,578,500
H&R Block, Inc. (b).............................................................          210,000        5,155,500
                                                                                                      ------------
                                                                                                        16,734,000
                                                                                                      ------------
CONSUMER GOODS & SERVICES -- 2.7%
Procter & Gamble Co. (b)........................................................          148,000        8,566,240
                                                                                                      ------------
CONTAINERS - PAPER & PLASTIC -- 3.1%
Sealed Air Corp. (a)(b).........................................................          135,000        7,582,950
Sonoco Products Co. (b).........................................................           70,900        2,084,460
                                                                                                      ------------
                                                                                                         9,667,410
                                                                                                      ------------
COSMETICS & TOILETRIES -- 3.9%
Avon Products, Inc..............................................................          150,000        4,282,500
Colgate-Palmolive Co............................................................           48,000        2,632,800
Kimberly Clark Corp. (b)........................................................           89,600        5,344,640
                                                                                                      ------------
                                                                                                        12,259,940
                                                                                                      ------------
ELECTRONIC & ELECTRICAL - GENERAL -- 4.9%
Emerson Electric Co.............................................................           85,000        6,349,500
Jabil Circuit, Inc. (a).........................................................          169,000        6,268,210
Texas Instruments, Inc..........................................................           87,000        2,790,090
                                                                                                      ------------
                                                                                                        15,407,800
                                                                                                      ------------
FINANCIAL SERVICES -- 5.4%
Citigroup, Inc..................................................................          175,000        8,492,750
Fannie Mae......................................................................          115,000        5,613,150
Morgan Stanley..................................................................           49,000        2,780,260
                                                                                                      ------------
                                                                                                        16,886,160
                                                                                                      ------------

MMA Praxis Core Stock Fund
Schedule of portfolio investments, continued
December 31, 2005

                                                                                          SHARES         VALUE
------------------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 96.6%, continued
FOOD DISTRIBUTORS & WHOLESALERS -- 1.4%
Sysco Corp......................................................................          138,000     $  4,284,900
                                                                                                      ------------
FOOD PRODUCTS -- 1.0%
The Hershey Co..................................................................           55,000        3,038,750
                                                                                                      ------------
INSURANCE -- 7.0%
American International Group, Inc...............................................          185,000       12,622,550
Bershire Hathaway, Inc. - Class A (a)(b)........................................               60        5,317,200
Chubb Corp......................................................................           38,600        3,769,290
                                                                                                      ------------
                                                                                                        21,709,040
                                                                                                      ------------
MANUFACTURING -- 3.1%
3M Co...........................................................................           51,000        3,952,500
Tyco International, Ltd. (b)....................................................          203,000        5,858,580
                                                                                                      ------------
                                                                                                         9,811,080
                                                                                                      ------------
MEDICAL SUPPLIES -- 7.0%
Biomet, Inc. (b)................................................................          101,000        3,693,570
Johnson & Johnson, Inc..........................................................          160,000        9,616,000
Medtronic, Inc..................................................................          145,000        8,347,650
                                                                                                      ------------
                                                                                                        21,657,220
                                                                                                      ------------
MULTIMEDIA -- 0.8%
Time Warner, Inc................................................................          139,300        2,429,392
                                                                                                      ------------
NEWSPAPERS -- 0.9%
Gannett Co., Inc................................................................           45,000        2,725,650
                                                                                                      ------------
OFFICE EQUIPMENT & SERVICES -- 1.6%
Pitney Bowes, Inc. (b)..........................................................          120,000        5,070,000
                                                                                                      ------------
OIL & GAS EXPLORATION, PRODUCTION & SERVICES -- 4.4%
Anadarko Petroleum Corp.........................................................           79,900        7,570,525
ENSCO International, Inc. (b)...................................................           43,900        1,946,965
Transocean Sedco Forex, Inc. (a)(b).............................................           62,000        4,320,780
                                                                                                      ------------
                                                                                                        13,838,270
                                                                                                      ------------
OIL - INTEGRATED -- 3.7%
BP Amoco PLC ADR (b)............................................................          179,000       11,495,380
                                                                                                      ------------
OILFIELD SERVICES & EQUIPMENT -- 1.4%
Schlumberger Ltd................................................................           44,000        4,274,600
                                                                                                      ------------
PHARMACEUTICALS -- 7.2%
Cardinal Health, Inc. (b).......................................................          140,000        9,625,000
Caremark Rx (a).................................................................           94,000        4,868,260
Pfizer, Inc.....................................................................          334,000        7,788,880
                                                                                                      ------------
                                                                                                        22,282,140
                                                                                                      ------------
RETAIL -- 5.5%
Costco Wholesale Corp...........................................................          157,000        7,766,790
Target Corp.....................................................................           92,000        5,057,240
Wal-Mart Stores, Inc............................................................           92,000        4,305,600
                                                                                                      ------------
                                                                                                        17,129,630
                                                                                                      ------------
SOFTWARE & COMPUTER SERVICES -- 5.6%
First Data Corp. (b)............................................................           89,000        3,827,890
Microsoft Corp..................................................................          333,000        8,707,950
Oracle Corp. (a)................................................................          397,000        4,847,370
                                                                                                      ------------
                                                                                                        17,383,210
                                                                                                      ------------

32


MMA Praxis Core Stock Fund
Schedule of portfolio investments, continued
December 31, 2005

                                                                                       SHARES OR
                                                                                       PRINCIPAL
                                                                                         AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 96.6%, continued
TECHNOLOGY -- 0.5%
Applied Materials, Inc. (b).....................................................           93,800        1,682,772
                                                                                                      ------------
TELECOMMUNICATIONS -- 1.8%
AT&T, Inc.......................................................................          124,950        3,060,026
Verizon Communications, Inc.....................................................           87,000        2,620,440
                                                                                                      ------------
                                                                                                         5,680,466
                                                                                                      ------------
TRANSPORTATION SERVICES -- 0.9%
United Parcel Service, Inc. - Class B...........................................           39,000        2,930,850
                                                                                                      ------------
TOTAL COMMON STOCKS ............................................................                       301,540,638
                                                                                                      ------------

U.S. GOVERNMENT AGENCIES - DISCOUNT NOTES* -- 1.1%
FANNIE MAE -- 1.1%
4.16%, 1/3/06...................................................................        3,500,000        3,500,000
                                                                                                      ------------

CORPORATE NOTES -- 1.2%
COMMUNITY DEVELOPMENT -- 1.2%
MMA Community Development Investment, Inc., 2.23%, 1/1/06, (c)+ ................        1,495,000        1,495,000
MMA Community Development Investment, Inc., 3.34%, 1/1/06, (c)+ ................        2,370,000        2,370,000
                                                                                                      ------------
TOTAL CORPORATE NOTES...........................................................                         3,865,000
                                                                                                      ------------

SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING -- 14.2%
SHORT TERM -- 14.2%
Northern Institutional Liquid Asset Portfolio...................................       44,494,997       44,494,997
                                                                                                      ------------
TOTAL SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING .....................                        44,494,997
                                                                                                      ------------

TOTAL INVESTMENTS (COST $330,050,900) -- 113.1%.................................                       353,400,635
    Liabilities in excess of other assets -- (13.1%)............................                       (40,945,342)
                                                                                                      ------------
NET ASSETS -- 100.0%............................................................                      $312,455,293
                                                                                                      ============

----------
(a)   Non-income producing securities.

(b)   All or part of this security was on loan, as of December 31, 2005.

(c) Represents affiliated restricted security as to resale to investors and is not registered under the Securities Act of 1933. These securities have been deemed illiquid under guidelines established by the Board of Trustees. Acquisition date and current cost: MMA Community Development Investment, Inc., 2.23% - 12/01, $1,495,000 and MMA Community Development Investment, Inc., 3.34% - 12/01, $2,370,000. At December 31, 2005, these securities had an aggregate market value of $3,865,000, representing 1.2% of net assets.

*     Effective yield at purchase.

+ Variable rate security. Rates presented are the rates in effect at December 31, 2005. Date presented reflects next rate change date.

ADR - American Depositary Receipt

PLC - Public Liability Co.

                                                                                                       UNREALIZED
FUTURES CONTRACTS PURCHASED                                                             CONTRACTS     DEPRECIATION
                                                                                        ---------     ------------
S&P 500 Index Futures Contract, expiring March, 2006
     (underlying face amount  at value $4,391,800).........                                    14     $     50,575

See notes to financial statements.

                                             -----------------------------------
                                             Statement of assets and liabilities
                                             -----------------------------------

                                                                              33


MMA Praxis Core Stock Fund
Statement of assets and liabilities
December 31, 2005

ASSETS:
Investments, at value (cost $281,690,903)* ........................................      $305,040,638
Investments in affiliates, at value (cost $3,865,000) .............................         3,865,000
Investments held as collateral for securities loaned, at value ....................        44,494,997
                                                                                         ------------
     Total Investments ............................................................       353,400,635
                                                                                         ------------
Cash ..............................................................................         2,952,729
Cash held as collateral for futures contracts .....................................           220,500
Interest and dividends receivable .................................................           317,727
Receivable for capital shares sold ................................................         1,232,310
Prepaid expenses ..................................................................             9,738
                                                                                         ------------
     Total Assets .................................................................       358,133,639
                                                                                         ------------

LIABILITIES:
Distributions payable to shareholders .............................................            52,038
Payable for securities loaned .....................................................        44,494,997
Payable for capital shares redeemed ...............................................           589,596
Payable for variation margin on future contracts ..................................            18,550
Accrued expenses and other payables:
   Investment advisory fees .......................................................           198,115
   Administration fees ............................................................            36,674
   Distribution fees ..............................................................            47,524
   Other ..........................................................................           240,852
                                                                                         ------------
     Total Liabilities ............................................................        45,678,346
                                                                                         ------------

NET ASSETS:
Capital ...........................................................................       295,575,518
Accumulated net realized  loss on investments and futures contracts ...............        (6,419,385)
Net unrealized appreciation on investments ........................................        23,349,735
Unrealized depreciation of futures contracts ......................................           (50,575)
                                                                                         ------------
     Net Assets ...................................................................      $312,455,293
                                                                                         ============

Net Assets
   Class A ........................................................................      $208,639,630
   Class B ........................................................................       103,815,663
                                                                                         ------------
     Total ........................................................................      $312,455,293
                                                                                         ============

Shares Outstanding
   (unlimited number of shares authorized with $.01 par value)
   Class A ........................................................................        14,470,673
   Class B ........................................................................         7,460,653
                                                                                         ------------
     Total ........................................................................        21,931,326
                                                                                         ============

Net asset value
   Class A - Redemption Price Per Share ...........................................      $      14.42
                                                                                         ============
   Class A - Maximum Sales Charge .................................................              5.25%
                                                                                         ============
   Class A - Maximum Offering Price Per Share
     (100%/(100%-Maximum Sales Charge)) of
     net asset value adjusted to the nearest cent .................................      $      15.22
                                                                                         ============

   Class B - offering price per share** ...........................................      $      13.92
                                                                                         ============

*     Includes securities on loan of $43,402,559.

** Redemption price per share (Class B) varies by length of time shares are held.

See notes to financial statements.

-----------------------
Statement of operations
-----------------------

34


MMA Praxis Core Stock Fund
Statement of operations
For the year ended December 31, 2005

INVESTMENT INCOME:
Dividends .........................................................................      $  5,383,230
Interest ..........................................................................           262,696
Interest from affiliates ..........................................................            97,984
Income from securities lending ....................................................             7,574
                                                                                         ------------
   Total Investment Income ........................................................         5,751,484
                                                                                         ------------

EXPENSES:
Investment advisory fees ..........................................................         2,313,100
Administration fees ...............................................................           604,237
Distribution fees-Class A .........................................................           376,766
Distribution fees-Class B .........................................................           833,164
Shareholder servicing fees-Class A ................................................           503,768
Shareholder servicing fees-Class B ................................................           229,497
Legal fees and expenses ...........................................................           208,204
Reimbursement of Fund expenses paid by Adviser ....................................           170,785
Custodian fees ....................................................................            31,005
Trustees' fees and expenses .......................................................            26,893
Transfer agent fees ...............................................................            23,178
Other expenses ....................................................................           213,795
                                                                                         ------------
       Total expenses before reductions/reimbursements ............................         5,534,392
   Expenses reduced by Distributor ................................................          (605,950)
   Expenses reduced by Custodian ..................................................           (31,203)
                                                                                         ------------
        Net Expenses ..............................................................         4,897,239
                                                                                         ------------

Net Investment Income .............................................................           854,245
                                                                                         ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on security transactions and futures contracts ..................        15,920,554
Change in unrealized appreciation/depreciation of investments during the year .....        (6,824,782)
Change in unrealized appreciation/depreciation of futures contracts during the year           (56,000)
                                                                                         ------------
Net realized and unrealized gain on investments and futures contracts .............         9,039,772
                                                                                         ------------
Net increase in net assets resulting from operations ..............................      $  9,894,017
                                                                                         ============

See notes to financial statements.

                                             -----------------------------------
                                             Statements of changes in net assets
                                             -----------------------------------

                                                                              35


MMA Praxis Core Stock Fund
Statements of changes in net assets

                                                                     Year Ended          Year Ended
                                                                     December 31,        December 31,
                                                                     2005                2004
------------------------------------------------------------------------------------------------------
From Investment Activities:
Net investment income .........................................      $     854,245       $   1,195,369
Net realized gains on investments and futures contracts .......         15,920,554             742,212
Change in unrealized appreciation (depreciation) of investments
   and futures contracts during the year ......................         (6,880,782)         20,789,513
                                                                     -------------       -------------
Net increase in net assets resulting from operations ..........          9,894,017          22,727,094
                                                                     -------------       -------------

Distributions to Class A Shareholders:
       From net investment income .............................           (887,403)           (993,307)

Distributions to Class B Shareholders:
       From net investment income .............................                 --            (201,381)
                                                                     -------------       -------------
Change in net assets from distributions to shareholders .......           (887,403)         (1,194,688)
                                                                     -------------       -------------

Change in net assets from capital transactions ................        (21,969,154)        135,292,931
                                                                     -------------       -------------

Change in net assets ..........................................        (12,962,540)        156,825,337

Net Assets:
       Beginning of year ......................................        325,417,833         168,592,496
                                                                     -------------       -------------
       End of year ............................................      $ 312,455,293       $ 325,417,833
                                                                     =============       =============

Accumulated net investment income .............................      $          --       $         681
                                                                     =============       =============

See notes to financial statements.

--------------------
Financial highlights
--------------------

36


MMA Praxis Core Stock Fund
Financial highlights

For a share outstanding throughout the year indicated.

                                                                                    Class A Shares
                                                      ---------------------------------------------------------------------------
                                                      Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                                                      December 31,    December 31,    December 31,    December 31,    December 31,
                                                      2005            2004            2003            2002            2001
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year ................   $     13.99      $     13.06      $     11.00    $     13.44     $     14.59
                                                      -----------      -----------      -----------    -----------     -----------
Investment Activities:
   Net investment income ..........................          0.07             0.08             0.05           0.04            0.03
   Net realized and unrealized gains
     (losses) from investments ....................          0.42             0.92             2.01          (2.48)          (1.18)
                                                      -----------      -----------      -----------    -----------     -----------
   Total from Investment Activities ...............          0.49             1.00             2.06          (2.44)          (1.15)
                                                      -----------      -----------      -----------    -----------     -----------

Distributions:
   Net investment income ..........................         (0.06)           (0.07)              --(a)          --              --
   Tax return of capital ..........................            --               --               --(a)          --              --
                                                      -----------      -----------      -----------    -----------     -----------
   Total Distributions ............................         (0.06)           (0.07)              --             --              --
                                                      -----------      -----------      -----------    -----------     -----------
Net Asset Value, End of Year ......................   $     14.42      $     13.99      $     13.06    $     11.00     $     13.44
                                                      ===========      ===========      ===========    ===========     ===========
Total Return (excludes sales charge) ..............          3.52%            7.65%           18.77%        (18.15%)         (7.88%)

Ratios/Supplemental Data:
   Net Assets at end of year (000) ................   $   208,640      $   202,474      $    41,244    $    25,314     $    24,780
   Ratio of expenses to average net assets ........          1.34%            1.33%            1.25%          1.20%           1.20%
   Ratio of net investment income to
     average net assets ...........................          0.50%            1.04%            0.45%          0.35%           0.25%
   Ratio of expenses to average net assets* .......          1.60%            1.65%            1.86%          1.94%           1.86%
   Portfolio Turnover (b) .........................         32.66%            9.99%            7.68%         10.20%          17.58%
-----------------------------------------------------------------------------------------------------------------------------------

* During the year, certain expenses were voluntarily reduced/reimbursed. If such expense reductions had not occurred, the ratios would have been as indicated.

(a)   Distribution per share was less than $0.005.

(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

MMA Praxis Core Stock Fund
Financial highlights, continued

For a share outstanding throughout the year indicated.

                                                                                      Class B Shares
                                                       ---------------------------------------------------------------------------
                                                       Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                                                       December 31,    December 31,    December 31,    December 31,    December 31,
                                                       2005            2004            2003            2002            2001
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year .................   $     13.53     $     12.67     $     10.74     $     13.19     $     14.42
                                                       -----------     -----------     -----------     -----------     -----------
Investment Activities:
   Net investment income (loss) ....................         (0.02)           0.01           (0.02)          (0.02)          (0.04)
   Net realized and unrealized gains
      (losses) from investments ....................          0.41            0.87            1.95           (2.43)          (1.19)
                                                       -----------     -----------     -----------     -----------     -----------
   Total from Investment Activities ................          0.39            0.88            1.93           (2.45)          (1.23)
                                                       -----------     -----------     -----------     -----------     -----------

Distributions:
   Net investment income ...........................            --           (0.02)             --              --              --
                                                       -----------     -----------     -----------     -----------     -----------
Net Asset Value, End of Year .......................   $     13.92     $     13.53     $     12.67     $     10.74     $     13.19
                                                       ===========     ===========     ===========     ===========     ===========
Total Return (excludes redemption charge) ..........          2.88%           6.96%          17.97%         (18.57%)         (8.53%)

Ratios/Supplemental Data:
   Net Assets at end of year (000) .................   $   103,815     $   121,817     $   127,348     $   111,598     $   139,788
   Ratio of expenses to average net assets .........          1.99%           1.98%           1.90%           1.75%           1.75%
   Ratio of net investment income to
     average net assets ............................         (0.14%)          0.50%          (0.21%)         (0.20%)         (0.31%)
   Ratio of expenses to average net assets* ........          2.09%           2.22%           2.33%           2.44%           2.36%
   Portfolio Turnover (a) ..........................         32.66%           9.99%           7.68%          10.20%          17.58%
------------------------------------------------------------------------------------------------------------------------------------

* During the year, certain expenses were voluntarily reduced, reimbursed or paid by third party. If such activity had not occurred, the ratios would have been as indicated.

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

                      This page intentionally left blank.

                                                     ---------------------------
                                                     MMA Praxis Value Index Fund
                                                     ---------------------------

MMA Praxis Value Index Fund
Annual report to shareholders
Portfolio managers' letter

The value style of investing again outpaced the growth style during the year 2005, mainly on strong performance from energy stocks, which are traditionally seen as value style investments. The end of 2005 caps off a half-decade during which the value style outperformed the growth style by more than 20 percentage points cumulatively. However, it is common for leadership to change over time and we wouldn't be surprised to see the growth style of investing perform relatively stronger over the coming years.

The MMA Praxis Value Index Fund performed well against this backdrop as it continues to reflect many of the characteristics and the performance trajectory of its benchmark, the Standard & Poor's Barra Value Index. No one characteristic accounts for the Fund's slight outperformance of the benchmark, but the impact of applying MMA's screens was a modest negative to performance during the year. This wasn't unexpected during a year when sectors where we don't invest because of our social screens - like energy, mining and metals, and tobacco - performed very well.

The year 2006 will bring changes to the MMA Praxis Value Index Fund as Standard & Poor's will cease publishing returns for the Barra Value Index as of June 30. This change gives the managers of the Fund the opportunity to improve the construction methodology and operation of the Fund while still targeting the large company value style of investing. Stay tuned for more on these upcoming changes.


Chad Horning, CFA(R)
Co-manager, MMA Praxis Value Index Fund


John Nussbaum, CFA(R)
Co-manager, MMA Praxis Value Index Fund

------------------
Performance review
------------------

40

MMA Praxis Value Index Fund
Performance review

Average annual total returns as of 12/31/05

                              [BAR CHART OMITTED]

                                    Inception
                                      Date        1 Year     3 Year       5 Year
                                      ----        ------     ------       ------
Class A                              5/1/01       6.12%       16.09%       1.38%
Class A*                             5/1/01       0.60%       14.03%       0.22%

Class B                              1/4/94       5.61%       15.47%       0.84%
Class B**                            1/4/94       1.61%       14.72%       0.63%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.mmapraxis.com.

*     Reflects maximum front-end sales charge of 5.25%.

** The Fund imposes a back-end sales charge (load) on Class B Shares if you sell your shares before a certain period of time has elasped. This is called a Contingent Deferred Sales Charge ("CDSC"). The CDSC declines over five years starting with year one and ending in year six as follows: 4%, 4%, 3%, 2%, 1%.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

Growth of $10,000 investment 5/1/01 to 12/31/05

 [The following table was represented as a line chart in the printed material.]

                                                            Standard & Poor's
                                                              500 Citigroup
                    Class A*               Class B            Value Index(1)
     5/1/2001        9,479                 10,000                 10,000
    6/30/2001        9,261                  9,376                  9,687
    9/30/2001        7,933                  8,012                  8,117
   12/31/2001        8,368                  8,448                  8,765
    3/31/2002        8,340                  8,409                  8,881
    6/30/2002        7,321                  7,370                  7,936
    9/30/2002        5,849                  5,877                  6,312
   12/31/2002        6,460                  6,486                  6,937
    3/31/2003        6,123                  6,138                  6,555
    6/30/2003        7,253                  7,342                  7,790
    9/30/2003        7,407                  7,489                  7,988
   12/31/2003        8,422                  8,509                  9,142
    3/31/2004        8,607                  8,686                  9,448
    6/30/2004        8,625                  8,771                  9,523
    9/30/2004        8,743                  8,881                  9,622
   12/31/2004        9,522                  9,654                 10,577
    3/31/2005        9,305                  9,434                 10,320
    6/30/2005        9,530                  9,745                 10,587
    9/30/2005        9,878                 10,091                 10,951
   12/31/2005       10,104                 10,299                 11,196

This chart represents historical performance of a hypothetical investment of $10,000 in the Value Index Fund from 5/1/01 to 12/31/05, and represents the reinvestment of dividends and capital gains in the Fund.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.mmapraxis.com.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

*     Reflects maximum front-end sales charge of 5.25%.

**    Reflects applicable contingent deferred sales charge of 1.00%.

(1) The S&P 500/Citigroup Value Index is a market capitalization weighted index. All the stocks in the underlying parent index are allocated into value or growth. Stocks that no not have pure value or pure growth characteristics have their market caps distributed between the value and growth indices. Prior to December 19, 2005 this index represented the S&P 500/Barra Value Index.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of these value-added services. An investor cannot invest directly in an index, although they can invest in its underlying securities..

---------------------------------
Schedule of portfolio investments
---------------------------------

42


MMA Praxis Value Index Fund
Schedule of portfolio investments
December 31, 2005

                                                                                          SHARES          VALUE
------------------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 98.8%
ADVERTISING AGENCIES -- 0.1%
Interpublic Group of Co., Inc. (a)(b)...........................................          6,190        $    59,734
                                                                                                       -----------
AIRLINES -- 0.1%
Southwest Airlines Co...........................................................          3,320             54,548
                                                                                                       -----------
APPAREL MANUFACTURERS -- 0.3%
Jones Apparel Group, Inc........................................................          1,590             48,845
Liz Claiborne, Inc..............................................................          1,350             48,357
V.F. Corp.......................................................................          1,280             70,835
                                                                                                       -----------
                                                                                                           168,037
                                                                                                       -----------
AUTOMOTIVE -- 0.5%
AutoNation, Inc. (a)............................................................          1,920             41,722
Cummins Engine, Inc. (b)........................................................            140             12,562
Ford Motor Co. (b)..............................................................         26,760            206,587
                                                                                                       -----------
                                                                                                           260,871
                                                                                                       -----------
BANKS -- 15.0%
AmSouth Bancorp.................................................................          4,960            130,002
Bank of America Corp............................................................         56,160          2,591,783
Bank of New York Co., Inc.......................................................         10,230            325,826
BB&T Corp.......................................................................          7,580            317,678
Comerica, Inc...................................................................          2,380            135,089
Compass Bancshares, Inc.........................................................          1,640             79,196
Fifth Third Bancorp. (b)........................................................          7,370            277,996
First Horizon National Corp.....................................................          1,720             66,117
Golden West Financial Corp......................................................          1,100             72,600
Huntington Bancshares, Inc......................................................          3,230             76,713
KeyCorp.........................................................................          5,700            187,701
M & T Bank Corp.................................................................            670             73,064
Marshall & Ilsley Corp..........................................................          1,540             66,282
National City Corp..............................................................          7,710            258,825
North Fork Bancorp., Inc........................................................          5,150            140,904
Northern Trust Corp.............................................................            251             13,007
Regions Financial Corp..........................................................          6,400            218,624
State Street Corp...............................................................            640             35,482
SunTrust Banks, Inc.............................................................          5,050            367,437
U.S. Bancorp....................................................................         25,400            759,205
Wachovia Corp...................................................................         18,250            964,694
Wells Fargo Co..................................................................          8,650            543,479
Zions Bancorp...................................................................            740             55,914
                                                                                                       -----------
                                                                                                         7,757,618
                                                                                                       -----------
BEVERAGES -- 0.2%
Coca-Cola Enterprises, Inc......................................................          3,470             66,520
Pepsiamericas, Inc..............................................................            860             20,004
                                                                                                       -----------
                                                                                                            86,524
                                                                                                       -----------
BROADCAST SERVICES & PROGRAMMING -- 0.5%
CCE Spinco, Inc. (a)............................................................            659              8,630
Clear Channel Communications, Inc. (b)..........................................          7,560            237,761
Univision Communications, Inc. (a)..............................................          1,130             33,211
                                                                                                       -----------
                                                                                                           279,602
                                                                                                       -----------

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
December 31, 2005

                                                                                          SHARES          VALUE
------------------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 98.8%, continued
BROKERAGE SERVICES -- 8.6%
A.G. Edwards, Inc...............................................................            814        $    38,144
Bear Stearns Co., Inc...........................................................          1,580            182,537
Goldman Sachs Group, Inc........................................................          3,340            426,551
J.P. Morgan Chase & Co..........................................................         48,930          1,942,032
Lehman Brothers Holdings, Inc...................................................          1,760            225,579
Merrill Lynch & Co..............................................................         11,690            791,764
Morgan Stanley Dean Witter & Co.................................................         15,070            855,072
                                                                                                       -----------
                                                                                                         4,461,679
                                                                                                       -----------
CABLE TV -- 0.6%
Comcast Corp., Class A (a)......................................................         12,750            330,990
                                                                                                       -----------
CHEMICALS - GENERAL -- 0.7%
Air Products & Chemicals, Inc...................................................          3,100            183,489
Engelhard Corp..................................................................          1,310             39,497
Lyondell Petrochemical..........................................................          2,860             68,125
Sovereign Bancorp...............................................................          4,410             95,344
                                                                                                       -----------
                                                                                                           386,455
                                                                                                       -----------
COMPUTERS & PERIPHERALS -- 2.2%
Ceridian Corp. (a)..............................................................            448             11,133
EMC Corp. (a)...................................................................          6,690             91,118
Hewlett-Packard Co..............................................................         26,710            764,707
NCR Corp. (a)...................................................................          2,600             88,244
Sun Microsystems, Inc. (a)(b)...................................................         47,740            200,031
                                                                                                       -----------
                                                                                                         1,155,233
                                                                                                       -----------
CONSTRUCTION SERVICES -- 0.2%
D.R. Horton, Inc................................................................          1,290             46,092
Lennar Corp.....................................................................            830             50,646
                                                                                                       -----------
                                                                                                            96,738
                                                                                                       -----------
CONSUMER PRODUCTS -- 0.0%
Bausch & Lomb, Inc..............................................................            250             16,975
                                                                                                       -----------
CONTAINERS - PAPER & PLASTIC -- 0.1%
Bemis Co., Inc..................................................................          1,270             35,382
                                                                                                       -----------
COSMETICS & TOILETRIES -- 0.0%
Alberto-Culver Co., Class B.....................................................            136              6,222
                                                                                                       -----------
DISTRIBUTION -- 0.4%
Avnet, Inc. (a).................................................................          2,040             48,838
Genuine Parts Co................................................................          2,580            113,313
W.W. Grainger, Inc..............................................................            350             24,885
                                                                                                       -----------
                                                                                                           187,036
                                                                                                       -----------
ELECTRIC SERVICES -- 1.0%
Allegheny Energy, Inc. (a)......................................................          2,400             75,960
Cinergy Corp. (b)...............................................................          2,950            125,257
Consolidated Edison, Inc.(b)....................................................          3,430            158,911
NiSource, Inc...................................................................          4,050             84,483
Pepco Holdings, Inc.............................................................          2,850             63,755
                                                                                                       -----------
                                                                                                           508,366
                                                                                                       -----------

44


MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
December 31, 2005

                                                                                          SHARES          VALUE
------------------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 98.8%, continued
ELECTRONIC & ELECTRICAL - GENERAL -- 0.5%
American Power Conversion Corp..................................................             50        $     1,100
Fisher Scientific International, Inc. (a)(b)....................................            550             34,023
Freescale Semiconductor, Inc. (a)...............................................          4,030            101,434
Jabil Circuit, Inc. (a).........................................................             84              3,116
LSI Logic Corp. (a).............................................................          5,720             45,760
Micron Technology, Inc. (a).....................................................          3,760             50,046
Molex, Inc. (a).................................................................            212              5,501
Novellus Systems, Inc. (a)......................................................            974             23,493
Solectron Corp. (a).............................................................          2,980             10,907
                                                                                                       -----------
                                                                                                           275,380
                                                                                                       -----------
ENERGY -- 0.9%
Valero Energy...................................................................          8,620            444,792
                                                                                                       -----------
FINANCIAL SERVICES -- 13.8%
Ambac Financial Group, Inc......................................................          1,210             93,243
Ameriprise Financial, Inc.......................................................          3,440            141,040
Capital One Financial Corp......................................................          1,410            121,824
Charles Schwab Corp.............................................................            560              8,215
CIT Group, Inc..................................................................          2,930            151,715
Citigroup, Inc..................................................................         70,740          3,433,013
Countrywide Credit Industries, Inc..............................................          4,730            161,719
E*Trade Group, Inc. (a).........................................................          5,440            113,478
Federal Home Loan Mortgage Corp.................................................          9,660            631,281
Federal National Mortgage Association...........................................         13,530            660,399
Janus Capital Group, Inc........................................................          3,070             57,194
MBIA, Inc.......................................................................          1,800            108,288
MBNA Corp.......................................................................         17,550            476,658
MGIC Investment Corp............................................................          1,260             82,933
PNC Financial Services Group....................................................          4,280            264,632
Washington Mutual, Inc..........................................................         13,800            600,300
                                                                                                       -----------
                                                                                                         7,105,932
                                                                                                       -----------
FOOD DISTRIBUTORS & WHOLESALERS -- 0.8%
Albertsons, Inc.................................................................          5,140            109,739
Dean Foods Co. (a)..............................................................          1,880             70,801
Safeway, Inc. (b)...............................................................          6,550            154,973
SUPERVALU, Inc..................................................................          1,740             56,515
                                                                                                       -----------
                                                                                                           392,028
                                                                                                       -----------
FOOD PRODUCTS -- 0.4%
Kraft Foods, Inc. (b)...........................................................          7,010            197,261
                                                                                                       -----------
FOOD STORES -- 0.4%
Kroger Co. (a)..................................................................         10,140            191,443
                                                                                                       -----------
FORESTRY -- 0.2%
Plum Creek Timber Co., Inc......................................................          2,560             92,288
                                                                                                       -----------
FURNITURE & HOME FURNISHINGS -- 0.1%
Leggett & Platt, Inc............................................................          2,570             59,007
                                                                                                       -----------

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
December 31, 2005

                                                                                          SHARES          VALUE
------------------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 98.8%, continued
HEALTH CARE SERVICES -- 0.7%
Aetna, Inc......................................................................            520        $    49,041
AmerisourceBergen Corp..........................................................          2,950            122,130
Humana, Inc. (a)................................................................            160              8,693
McKesson HBOC, Inc..............................................................          1,030             53,138
Medco Health Solutions, Inc. (a)................................................            980             54,684
Tenet Healthcare Corp. (a)......................................................          6,980             53,467
                                                                                                       -----------
                                                                                                           341,153
                                                                                                       -----------
HOTELS & MOTELS -- 0.1%
Starwood Hotels & Resorts Worldwide, Inc........................................            984             62,838
                                                                                                       -----------
INDUSTRIAL GOODS & SERVICES -- 0.1%
Masco Corp......................................................................          1,340             40,455
                                                                                                       -----------
INSURANCE -- 8.7%
AFLAC, Inc......................................................................            770             35,743
Allstate Corp...................................................................          9,070            490,415
American International Group, Inc...............................................         17,060          1,164,003
Aon Corp........................................................................          4,470            160,697
Chubb Corp......................................................................          2,870            280,256
CIGNA Corp......................................................................            950            106,115
Cincinnati Financial Corp.......................................................          2,000             89,360
Hartford Financial Services Group, Inc..........................................          2,650            227,609
Jefferson-Pilot Corp............................................................          1,910            108,736
Lincoln National Corp...........................................................          1,800             95,454
Marsh & McLennan Cos., Inc......................................................          7,890            250,586
MetLife, Inc....................................................................         10,170            498,329
Principal Financial Group, Inc..................................................          1,960             92,963
Protective Life Corp............................................................            970             42,457
SAFECO Corp.....................................................................          1,770            100,005
The St. Paul Travelers Companies, Inc...........................................          9,680            432,406
Torchmark Corp..................................................................          1,170             65,052
UnumProvident Corp. (b).........................................................          4,140             94,185
Wellpoint, Inc. (a).............................................................          2,310            184,315
                                                                                                       -----------
                                                                                                         4,518,686
                                                                                                       -----------
INSURANCE PROPERTY-CASUALTY -- 0.8%
ACE Ltd.........................................................................          4,510            241,015
XL Capital, Ltd.................................................................          2,440            164,407
                                                                                                       -----------
                                                                                                           405,422
                                                                                                       -----------
MACHINERY -- 0.6%
Deere & Co......................................................................          3,370            229,531
Ingersoll-Rand Co., Ltd.........................................................          2,540            102,540
                                                                                                       -----------
                                                                                                           332,071
                                                                                                       -----------
MANUFACTURING -- 1.5%
Brunswick Corp..................................................................            470             19,110
Cooper Industries, Ltd., Class A................................................          1,280             93,440
Dover Corp......................................................................            790             31,987
SPX Corp. (b)...................................................................          1,110             50,805
Tyco International, Ltd. (b)....................................................         16,890            487,446
Whirlpool Corp..................................................................            990             82,922
                                                                                                       -----------
                                                                                                           765,710
                                                                                                       -----------

46


MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
December 31, 2005

                                                                                          SHARES          VALUE
------------------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 98.8%, continued
MEDICAL - BIOMEDICAL/GENETIC -- 0.2%
Biogen Idec, Inc. (a)...........................................................          1,850        $    83,861
Chiron Corp. (a)................................................................            290             12,893
                                                                                                       -----------
                                                                                                            96,754
                                                                                                       -----------
MEDICAL - HOSPITALS -- 0.0%
Health Management Associates, Inc., Class A.....................................            680             14,933
                                                                                                       -----------
MEDICAL SUPPLIES -- 0.0%
Hillenbrand Industry, Inc.......................................................            340             16,799
                                                                                                       -----------
METALS -- 0.7%
Alcan, Inc. (b).................................................................          4,820            197,379
Nucor Corp. (b).................................................................          2,360            157,459
                                                                                                       -----------
                                                                                                           354,838
                                                                                                       -----------
MINING -- 0.3%
Placer Dome, Inc. (b)...........................................................          6,440            147,669
                                                                                                       -----------
MULTIMEDIA -- 1.7%
Time Warner, Inc................................................................         51,510            898,334
                                                                                                       -----------
NEWSPAPERS -- 0.8%
Gannett Co., Inc................................................................          3,350            202,909
The New York Times Company - Class A (a)........................................          2,030             53,694
The Washington Post Company - Class B...........................................             82             62,730
Tribune Co......................................................................          3,660            110,752
                                                                                                       -----------
                                                                                                           430,085
                                                                                                       -----------
OFFICE EQUIPMENT & SERVICES -- 0.4%
Xerox Corp. (a).................................................................         13,430            196,750
                                                                                                       -----------
OIL & GAS EXPLORATION, PRODUCTION & SERVICES -- 3.7%
Anadarko Petroleum Corp.........................................................          3,450            326,888
Apache Corp.....................................................................          4,600            315,192
Burlington Resources, Inc.......................................................          5,290            455,997
Devon Energy Corp...............................................................          6,210            388,373
ENSCO International, Inc........................................................            220              9,757
GlobalSantaFe Corp. (b).........................................................            280             13,482
Murphy Oil Corp.................................................................          2,310            124,717
Nabors Industries, Ltd. (a).....................................................            190             14,393
National-Oilwell Varco, Inc. (a)................................................            280             17,556
Noble Corp......................................................................             60              4,232
Rowan Cos., Inc. (b)............................................................            150              5,346
Transocean Sedco Forex, Inc. (a)................................................            340             23,695
Weatherford International Ltd. (a)..............................................            970             35,114
Williams Cos., Inc..............................................................          8,010            185,592
                                                                                                       -----------
                                                                                                         1,920,334
                                                                                                       -----------
OIL & GAS TRANSMISSION -- 0.7%
El Paso Corp. (b)...............................................................          8,980            109,197
KeySpan Corp....................................................................          2,400             85,656
Sempra Energy...................................................................          3,410            152,904
                                                                                                       -----------
                                                                                                           347,757
                                                                                                       -----------

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
December 31, 2005

                                                                                          SHARES          VALUE
------------------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 98.8%, continued
OIL - INTEGRATED -- 8.2%
BP Amoco PLC ADR................................................................         48,140        $ 3,091,551
ConocoPhillips..................................................................         19,400          1,128,692
                                                                                                       -----------
                                                                                                         4,220,243
                                                                                                       -----------
PAPER PRODUCTS -- 1.2%
International Paper Co..........................................................          6,860            230,564
MeadWestvaco Corp...............................................................          2,590             72,598
Temple-Inland, Inc..............................................................          1,600             71,760
Weyerhaeuser Co.................................................................          3,400            225,556
                                                                                                       -----------
                                                                                                           600,478
                                                                                                       -----------
PHARMACEUTICALS -- 5.0%
Cardinal Health, Inc............................................................            540             37,125
Caremark Rx, Inc. (a)...........................................................            500             25,895
King Pharmaceuticals, Inc. (a)..................................................          3,380             57,190
Pfizer, Inc.....................................................................        103,080          2,403,826
Watson Pharmaceutical, Inc. (a).................................................          1,530             49,740
                                                                                                       -----------
                                                                                                         2,573,776
                                                                                                       -----------
PRINTING - COMMERCIAL -- 0.2%
R.R. Donnelley & Sons Co........................................................          3,070            105,025
RAILROADS -- 0.3%
CSX Corp........................................................................          1,180             59,909
Norfolk Southern Corp...........................................................          1,590             71,279
                                                                                                       -----------
                                                                                                           131,188
                                                                                                       -----------
RAW MATERIALS -- 0.2%
Vulcan Materials Co.............................................................          1,430             96,883
                                                                                                       -----------
REAL ESTATE INVESTMENT TRUST -- 2.0%
AMB Property Corp...............................................................            980             48,187
Apartment Investment & Management Co. (b).......................................          1,390             52,639
Archstone-Smith Trust...........................................................          2,930            122,738
Avalonbay Communities, Inc......................................................          1,100             98,175
Duke Realty Corp................................................................          2,060             68,804
Equity Office Properties Trust..................................................          5,680            172,274
Equity Residential Properties Trust.............................................          4,090            160,001
ProLogis........................................................................          3,620            169,126
Vornado Realty Trust............................................................          1,650            137,726
                                                                                                       -----------
                                                                                                         1,029,670
                                                                                                       -----------
RECREATIONAL PRODUCTS -- 0.2%
Mattel, Inc.....................................................................          5,650             89,383
                                                                                                       -----------
RESIDENTIAL BUILDING CONSTRUCTION -- 0.2%
Centex Corp.....................................................................            610             43,609
KB Home.........................................................................            250             18,165
Pulte Homes, Inc................................................................          1,590             62,582
                                                                                                       -----------
                                                                                                           124,356
                                                                                                       -----------
RESTAURANTS -- 1.2%
McDonald's Corp.................................................................         17,600            593,472
Wendy's International, Inc......................................................            518             28,625
                                                                                                       -----------
                                                                                                           622,097
                                                                                                       -----------

48


MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
December 31, 2005

                                                                                          SHARES          VALUE
------------------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 98.8%, continued
RETAIL -- 1.8%
Circuit City Stores, Inc.(b)....................................................          1,380        $    31,174
Costco Wholesale Corp...........................................................          2,470            122,191
CVS Corp........................................................................          2,730             72,127
Family Dollar Stores, Inc.......................................................          1,950             48,341
Federated Department Stores, Inc................................................          3,918            259,880
J.C. Penney Co., Inc............................................................          3,250            180,700
Office Depot, Inc. (a)..........................................................            520             16,328
Sears Holding Company (a).......................................................          1,160            134,015
The Gap, Inc....................................................................          4,650             82,026
                                                                                                       -----------
                                                                                                           946,782
                                                                                                       -----------
SOFTWARE & COMPUTER SERVICES -- 0.2%
Affiliated Computer Services - Class A (a)......................................            320             18,938
Siebel Systems, Inc.............................................................          7,630             80,725
Symbol Technologies, Inc........................................................            790             10,128
                                                                                                       -----------
                                                                                                           109,791
                                                                                                       -----------
SOFTWARE & SERVICES -- 0.3%
Compuware Corp. (a).............................................................          5,420             48,617
Symantec Corp. (a)..............................................................          6,350            111,125
                                                                                                       -----------
                                                                                                           159,742
                                                                                                       -----------
TELECOMMUNICATIONS -- 8.3%
ALLTEL Corp.....................................................................          5,350            337,585
AT&T, Inc.......................................................................         54,620          1,337,644
BellSouth Corp..................................................................         25,570            692,947
CenturyTel, Inc.................................................................          1,880             62,341
Sprint Nextel Corp..............................................................         27,680            646,605
Telephone & Data Systems, Inc...................................................          1,510             54,405
Verizon Communications, Inc.....................................................         38,660          1,164,439
                                                                                                       -----------
                                                                                                         4,295,966
                                                                                                       -----------
TELECOMMUNICATIONS-SERVICES & EQUIPMENT -- 0.7%
Avaya, Inc. (a).................................................................          5,860             62,526
Comverse Technology, Inc. (a)...................................................            776             20,634
Nortel Networks Corp. (a)(b)....................................................         62,990            192,750
Scientific-Atlanta, Inc.........................................................             60              2,584
Tellabs, Inc. (a)...............................................................          7,050             76,845
                                                                                                       -----------
                                                                                                           355,339
                                                                                                       -----------
TRANSPORTATION SERVICES -- 0.1%
FedEx Corp......................................................................            490             50,661
Yellow Roadway Corp. (a)........................................................            480             21,413
                                                                                                       -----------
                                                                                                            72,074
                                                                                                       -----------
TRAVEL SERVICES -- 0.1%
Sabre Holdings Corp.............................................................          1,840             44,362
                                                                                                       -----------
TOTAL COMMON STOCKS ............................................................                        51,077,884
                                                                                                       -----------

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
December 31, 2005

                                                                                       SHARES OR
                                                                                       PRINCIPAL
                                                                                        AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES -- 0.8%
COMMUNITY DEVELOPMENT -- 0.8%
MMA Community Development Investment, Inc., 2.23%, 1/1/06, (c)+.................         75,000        $    75,000
MMA Community Development Investment, Inc., 3.34%, 1/1/06, (c)+.................        335,000            335,000
                                                                                                       -----------
TOTAL CORPORATE NOTES...........................................................                           410,000
                                                                                                       -----------

SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING -- 6.0%
SHORT TERM -- 6.0%
Anz Bank Government Letter of Credit............................................         10,613             10,613
Banco Santander Central Hispano S.A. Letter of Credit...........................         15,921             15,921
Bank of New York City Letter of Credit..........................................            106                106
Chase Manhattan Letter of Credit................................................              1                  1
Krediet Bank Letter of Credit...................................................          7,522              7,522
Lloyds Letter of Credit.........................................................         47,759             47,759
LOCC HSBC Letter of Credit......................................................         21,227             21,227
Monte Dei Paschi Di Siena Letter of Credit......................................         26,533             26,533
National Australia Letter of Credit.............................................         53,065             53,065
Northern Institutional Liquid Asset Portfolio...................................      2,667,876          2,667,876
Paribas Letter of Credit........................................................         63,678             63,678
Royal Bank Canada Letter of Credit..............................................         31,839             31,839
San Paolo IMI Bank Letter of Credit.............................................         21,226             21,226
Standard Chartered Bank Letter of Credit........................................         15,920             15,920
U.S. Treasury Bond, 8.75%, 8/15/20..............................................          1,298              1,911
U.S. Treasury Bond, 7.25%, 5/15/16..............................................         32,862             40,671
U.S. Treasury Bond, 8.00%, 11/15/21.............................................         27,145             37,689
U.S. Treasury Inflation Indexed Bonds, 3.875%, 4/15/29..........................          9,453             15,551
Westpac Letter of Credit........................................................         15,813             15,813
                                                                                                       -----------
TOTAL SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING......................                         3,094,921
                                                                                                       -----------

TOTAL INVESTMENTS (COST $46,778,264) -- 105.6%...................................                       54,582,805
     Liabilities in excess of other assets -- (5.6%).............................                       (2,904,667)
                                                                                                       -----------
NET ASSETS -- 100.0%.............................................................                      $51,678,138
                                                                                                       ===========

----------------

(a)   Non-income producing securities.

(b)   All or part of this security was on loan as of December 31, 2005.

(c) Represents affiliated restricted security as to resale to investors and is not registered under the Securities Act of 1933. These securities have been deemed illiquid under guidelines established by the Board of Trustees. Acquisition date and current cost: MMA Community Development Investment, Inc., 2.23% - 7/02, $75,000 and MMA Community Development Investment, Inc., 3.34% - 12/01, $335,000. At December 31, 2005, these securities had an aggregate market value of $410,000, representing 0.8% of net assets.

+ Variable rate security. Rates presented are the rates in effect at December 31, 2005. Date presented reflects next rate change date.

ADR - American Depositary Receipt

PLC - Public Liability Co.

                                                                                                       UNREALIZED
FUTURES CONTRACTS PURCHASED                                                           CONTRACTS       DEPRECIATION
S&P Barra Value Index Futures Contract, expiring March, 2006
     (underlying face amount at value $487,800)............                                   3        $     9,750

See notes to financial statements.

-----------------------------------
Statement of assets and liabilities
-----------------------------------

50


MMA Praxis Value Index Fund
Statement of assets and liabilities
December 31, 2005

ASSETS:
Investments, at value (cost $43,273,343)* .............................     $ 51,077,884
Investments in affiliates, at value (cost $410,000) ...................          410,000
Investments held as collateral for securities loaned, at value ........        3,094,921
                                                                            ------------
     Total Investments ................................................       54,582,805
                                                                            ------------
Cash ..................................................................          226,505
Cash held as collateral for futures contracts .........................           39,236
Interest and dividends receivable .....................................           54,802
Receivable for capital shares sold ....................................          149,742
Receivable for investments sold .......................................        5,379,121
Prepaid expenses ......................................................            6,543
                                                                            ------------
     Total Assets .....................................................       60,438,754
                                                                            ------------
LIABILITIES:
Distributions payable to shareholders .................................           79,627
Payable for investments purchased .....................................        5,488,187
Payable for securities loaned .........................................        3,094,921
Payable for capital shares redeemed ...................................           32,421
Payable for variation margin on future contracts ......................            4,725
Accrued expenses and other payables:
  Investment advisory fees ............................................           11,319
  Administration fees .................................................            5,379
  Distribution fees ...................................................            8,839
  Other ...............................................................           35,198
                                                                            ------------
     Total Liabilities ................................................        8,760,616
                                                                            ------------
NET ASSETS:
Capital ...............................................................       45,056,919
Distributions in excess of net investment income ......................          (16,939)
Accumulated net realized loss on investments and futures contracts ....       (1,156,633)
Net unrealized appreciation on investments ............................        7,804,541
Unrealized depreciation of futures contracts ..........................           (9,750)
                                                                            ------------
     Net Assets .......................................................     $ 51,678,138
                                                                            ============
Net Assets
  Class A .............................................................     $ 39,874,341
  Class B .............................................................       11,803,797
                                                                            ------------
     Total ............................................................     $ 51,678,138
                                                                            ============
Shares Outstanding
  (unlimited number of shares authorized with $.01 par value)
  Class A .............................................................        3,952,983
  Class B .............................................................        1,171,698
                                                                            ------------
     Total ............................................................        5,124,681
                                                                            ============
Net asset value
  Class A - Redemption Price Per Share ................................     $      10.09
                                                                            ============
  Class A - Maximum Sales Charge ......................................             5.25%
                                                                            ============
  Class A - Maximum Offering Price Per Share
       (100%/(100%-Maximum Sales Charge)) of
       net asset value adjusted to the nearest cent ...................     $      10.65
                                                                            ============
  Class B - offering price per share** ................................     $      10.07
                                                                            ============

* Includes securities on loan of $2,783,771.

**Redemption price per share (Class B) varies by length of time shares are held.

See notes to financial statements.

                                                         -----------------------
                                                         Statement of operations
                                                         -----------------------

                                                                              51


MMA Praxis Value Index Fund
Statement of operations
For the year ended December 31, 2005

INVESTMENT INCOME:
Dividends .............................................................................     $ 1,194,577
Foreign tax withholding ...............................................................             (69)
Income from securities lending ........................................................           1,703
Interest from affiliates ..............................................................          10,527
                                                                                            -----------
  Total Investment Income .............................................................       1,206,738
                                                                                            -----------

EXPENSES:
Investment advisory fees ..............................................................         140,192
Administration fees ...................................................................          71,657
Distribution fees-Class A .............................................................          71,375
Distribution fees-Class B .............................................................          78,169
Shareholder servicing fees-Class A ....................................................          90,782
Shareholder servicing fees-Class B ....................................................          24,408
Reimbursement of Fund expenses paid by Adviser ........................................          76,328
Legal fees and expenses ...............................................................          32,130
Custodian fees ........................................................................           4,280
Trustees' fee and expenses ............................................................           3,391
Transfer agent fees ...................................................................           4,919
Other expenses ........................................................................          57,965
                                                                                            -----------
     Total expenses before reductions/reimbursements ..................................         655,596
  Expenses reduced by Distributor .....................................................        (109,608)
  Expenses reduced by Custodian .......................................................          (4,555)
                                                                                            -----------
     Net Expenses .....................................................................         541,433
                                                                                            -----------
Net Investment Income .................................................................         665,305
                                                                                            -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on security transactions and futures contracts ......................         553,329
Change in unrealized appreciation/depreciation of investments during the year .........       1,740,242
Change in unrealized appreciation/depreciation of futures contracts during the year ...         (11,775)
                                                                                            -----------
Net realized and unrealized gain on investments and futures contracts .................       2,281,796
                                                                                            -----------
Net increase in net assets resulting from operations ..................................     $ 2,947,101
                                                                                            ===========

See notes to financial statements.

-----------------------------------
Statements of changes in net assets
-----------------------------------

52


MMA Praxis Value Index Fund
Statements of changes in net assets

                                                                        Year Ended        Year Ended
                                                                        December 31,      December 31,
                                                                        2005              2004
------------------------------------------------------------------------------------------------------
From Investment Activities:
Net investment income .............................................     $    665,305      $    497,782
Net realized gain on investments and futures contracts ............          553,329           562,304
Change in unrealized appreciation/depreciation from investments
  and futures contracts during the year ...........................        1,728,467         3,676,319
                                                                        ------------      ------------
Net increase in net assets resulting from operations ..............        2,947,101         4,736,405
                                                                        ------------      ------------

Distributions to Class A Shareholders:
    From net investment income ....................................         (567,190)         (426,675)
Distributions to Class B Shareholders:
    From net investment income ....................................          (98,099)          (71,107)
                                                                        ------------      ------------
Change in net assets from distributions to shareholders ...........         (665,289)         (497,782)
                                                                        ------------      ------------

Change in net assets from capital transactions ....................        6,229,137         7,462,494
                                                                        ------------      ------------
Change in net assets ..............................................        8,510,949        11,701,117

Net Assets:
    Beginning of year .............................................       43,167,189        31,466,072
                                                                        ------------      ------------
    End of year ...................................................     $ 51,678,138      $ 43,167,189
                                                                        ============      ============

Distributions in excess of net investment income ..................     $    (16,939)     $         --
                                                                        ============      ============

See notes to financial statements.

                                                            --------------------
                                                            Financial highlights
                                                            --------------------

                                                                              53


MMA Praxis Value Index Fund
Financial highlights

For a share outstanding throughout the period indicated.

                                                                               Class A Shares
                                                   --------------------------------------------------------------------
                                                   Year Ended    Year Ended    Year Ended    Year Ended    Period Ended
                                                   December 31,  December 31,  December 31,  December 31,  December 31,
                                                   2005          2004          2003          2002          2001(a)
-----------------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period .........     $       9.65  $      8.65   $     6.72    $       8.79  $      10.00
                                                   ------------  -----------   ----------    ------------  ------------
Investment Activities:
    Net investment income ....................             0.15         0.12         0.10            0.07          0.03
    Net realized and unrealized gains (losses)
       from investments ......................             0.44         1.00         1.93           (2.07)        (1.20)
                                                   ------------  -----------   ----------    ------------  ------------
    Total from Investment Activities .........             0.59         1.12         2.03           (2.00)        (1.17)
                                                   ------------  -----------   ----------    ------------  ------------

Distributions:
    Net investment income ....................            (0.15)       (0.12)       (0.10)          (0.07)        (0.03)
    Tax return of capital ....................               --           --           --(b)           --            --
                                                   ------------  -----------   ----------    ------------  ------------
    Total Distributions ......................            (0.15)       (0.12)       (0.10)          (0.07)        (0.04)
                                                   ------------  -----------   ----------    ------------  ------------
Net Asset Value, End of Period ...............     $      10.09  $      9.65   $     8.65    $       6.72  $       8.79
                                                   ============  ===========   ==========    ============  ============
Total Return (excludes sales charge) .........             6.12%       13.07%       30.38%        (22.81%)      (11.72%)(c)

Ratios/Supplemental Data:
    Net assets at end of period (000) ........     $     39,874  $    33,640   $   25,815    $     15,071  $     14,136
    Ratio of expenses to average net assets ..             1.04%        1.04%        0.95%           0.95%         0.95%(d)
    Ratio of net investment income to
       average net assets ....................             1.55%        1.45%        1.49%           0.98%         0.61%(d)
    Ratio of expenses to average net assets* .             1.30%        1.48%        1.71%           2.13%         2.44%(d)
Portfolio Turnover (e) .......................            25.25%       24.76%       35.21%          30.61%        17.86%
-----------------------------------------------------------------------------------------------------------------------

* During the period, certain expenses were voluntarily reduced/reimbursed. If such expense reductions had not occurred, the ratios would have been as indicated.

(a) For the period from May 2, 2001 (commencement of operations) through December 31, 2001.

(b)   Distribution per share was less than $0.005.

(c)   Not annualized.

(d)   Annualized.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

54


MMA Praxis Value Index Fund
Financial highlights, continued

For a share outstanding throughout the period indicated.

                                                                               Class B Shares
                                                   --------------------------------------------------------------------
                                                   Year Ended    Year Ended    Year Ended    Year Ended    Period Ended
                                                   December 31,  December 31,  December 31,  December 31,  December 31,
                                                   2005          2004          2003          2002          2001(a)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period .........     $       9.62  $      8.64   $     6.71    $       8.78  $      10.00
                                                   ------------  -----------   ----------    ------------  ------------

Investment Activities:
    Net investment income ....................             0.09         0.08         0.07            0.03            --
    Net realized and unrealized gains (losses)
       from investments ......................             0.45         0.98         1.93           (2.07)        (1.20)
                                                   ------------  -----------   ----------    ------------  ------------
    Total from Investment Activities .........             0.54         1.06         2.00           (2.04)        (1.20)
                                                   ------------  -----------   ----------    ------------  ------------

Distributions:
    Net investment income ....................            (0.09)       (0.08)       (0.07)          (0.03)        (0.01)
    Net realized gains .......................               --           --           --              --         (0.01)
                                                   ------------  -----------   ----------    ------------  ------------
    Total Distributions ......................            (0.09)       (0.08)       (0.07)          (0.03)        (0.02)
                                                   ------------  -----------   ----------    ------------  ------------
Net Asset Value, End of Period ...............     $      10.07  $      9.62   $     8.64    $       6.71  $       8.78
                                                   ============  ===========   ==========    ============  ============
Total Return (excludes redemption charge) ....             5.61%       12.31%       29.82%        (23.24%)      (12.01%)(b)

Ratios/Supplemental Data:
    Net Assets at end of period (000) ........     $     11,804  $     9,155   $    5,651    $      3,227  $      2,593
    Ratio of expenses to average net assets ..             1.59%        1.60%        1.50%           1.50%         1.50%(c)
    Ratio of net investment income to
       average net assets ....................             1.00%        0.91%        0.94%           0.44%         0.04%(c)
    Ratio of expenses to average net assets* .             1.78%        1.99%        2.21%           2.64%         2.58%(c)
Portfolio Turnover (d) .......................            25.25%       24.76%       35.21%          30.61%        17.86%
-----------------------------------------------------------------------------------------------------------------------

* During the period, certain expenses were voluntarily reduced/reimbursed. If such expense reductions had not occurred, the ratios would have been as indicated.

(a) For the period from May 2, 2001 (commencement of operations) through December 31, 2001.

(b)   Not annualized.

(c)   Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

                       This page intentionally left blank

-----------------------------
MMA Praxis International Fund
-----------------------------

56


MMA Praxis International Fund
Annual report to shareholders
Portfolio manager's letter

Background

The MMA Praxis International Fund invests in international equities that are screened to exclude companies that are deemed not socially responsible (SRI). This means that several industries are excluded entirely from consideration and that investment in certain other industries is limited. Ineligible industries include gambling, defense, alcohol, nuclear power, abortifacients, and adult entertainment. Industries which are considered for investment at a limited level include industrials, manufacturing, and mining. In total, there are about 880 foreign companies that are ineligible for investment by MMA Praxis due to the restrictions. Thus, holders of the MMA Praxis International Fund can be comforted in knowing their Fund invests its assets using rigorous SRI criteria.

A result of the SRI policy is that some large companies that constitute significant weights in the Morgan Stanley Capital International (MSCI) EAFE Index are excluded. For example Eriscsson, Siemens, and Total. The EAFE Index, against which the Fund is compared, has no such restrictions. The large number of excluded stocks and industries means that comparing the Fund performance with an index that has no similar restrictions can result in wide performance differences.

Results

Overall, 2005 was a strong year in international equity markets. The MSCI EAFE Index returned 29.0 percent in local currency terms. While a strengthening U.S. dollar eroded part of these gains, the index still provided a rewarding total return of 13.5 percent to U.S. dollar-based investors. The year was made up of two distinct periods: first, the U.S.-dollar based returns were negative in the first and second quarters, and second, there was a stark reversal of this fortune with strong positive gains in both the third and fourth quarters. For 2005, the Fund returned 12.16 percent, making it the best performing SRI fund in the Lipper multi-cap international equity universe.

Strategy

During the year, the portfolio structure was revised significantly, reflecting the improved economic outlook, consumer confidence, and investor sentiment in many areas. The main area of change was the increase in the exposure to Japanese companies and to more growth-oriented companies in general. At the start of the year, the Fund was underweight in Japan and the portfolio retained that position up to the third quarter. By the end of the year, the portfolio had moved the Fund's Japanese exposure to a modest overweight position -- the first time in almost 15 years that the portfolio had taken such a position in Japan. This proved to be the correct strategy as Japan was one of the weakest performing markets in the world in the first six months. This position reversed itself sharply in the third and fourth quarters making Japan one of the top performers over the year as a whole. The switch to Japan was sourced from selective sales in Europe and the United Kingdom of existing holdings which had seen some run up in price over the preceding months. The Fund maintained its moderate exposure to emerging markets, which had another very strong year of performance.

Contributors and detractors

The Fund's increase in its Japanese holdings and its timing proved beneficial to performance. There were many strong performers over the course of the year, including many consumer discretionary and financial services companies. These included Yamada Denki, the consumer electronics and white goods retailer that increased its market penetration, department store Isetan, and specialty clothing retailer United Arrows, all of which benefited from increased consumer confidence and expenditure. In financial services, Orix, the diversified provider specializing in equipment leasing and Nissin were the main drivers. Mitsubishi Estate, a major owner of commercial property in the best part of Tokyo, and the beneficiary of strong increases in rental levels and property prices, contributed positively to Fund returns during the period. Within emerging markets, the Fund had a strong contribution from its exposure to Mexico, Korea, and Hungary. From a sector view, many of the largest benefits from consumer discretionary and financials are recorded above in this commentary. The other strongly contributing sector was information technology where strong stock outperformances more than outweighed the impact of an underweight position. A stock of note was France's Neopost, the office equipment company and product competitor of Pitney Bowes. Other notables in the year were energy, where strength in the oil companies earlier in the year was diluted somewhat towards year end. BP, the integrated U.K.-based global player and the Fund's largest individual holding by weight, provided solid absolute returns for the Fund as did RWE, the German utility, and Cemex, BHP Billiton, and Imperial Chemical Industries in Materials.

The major detractors geographically were the United Kingdom, France, and Australia. Three stocks were significant in the United Kingdom: Kingfisher, the home improvement retail group similar to the U.S.'s Home Depot, which suffered from a fall in demand and margin contraction, Smith and Nephew, the hip and knee replacement manufacturer, and Vodafone, the global telecom provider that suffered from its difficulties in the Japanese marketplace. France's weakness was from the performance of a number of specific companies including France Telecom, due to increased worries on the outlook for fixed-line providers, Vivendi, the French conglomerate with exposure to media and wireless telecom, and Carrefour, the local and internationally expanding food retailer. The larger detracting sectors included industrials, telecom services, and health care.

Outlook

We believe the stock markets of foreign industrialized nations continue to offer attractive investment opportunities, although they may not match the results of 2005. Healthy growth trends and favorable valuation levels encourage us to believe that foreign stocks are well positioned to outperform the U.S. market again in 2006. Adding to the prospect of strong relative results of foreign investing is our belief that the U.S. dollar may begin to weaken again against major foreign currencies, including the Euro and Japanese Yen. We believe the tax advantages that encouraged many U.S. companies to repatriate foreign earnings have largely run their course, while the yield advantages of U.S. fixed-rate investments will narrow. In addition, foreign investors may become more concerned about the worsening budget and current account deficits in the United States. Any weakness in the U.S. dollar will give an added boost to the performance of international equities held by U.S. dollar-based investors.


Gilman C. Gunn, III
MMA Praxis International Fund Manager

------------------
Performance review
------------------

58


MMA Praxis International Fund
Performance review

Average annual total returns as of 12/31/05

  [The following table was represented as a barchart in the printed material.]


               Inception
                  Date        1 Year        3 Year        5 Year       10 Year
               ----------   ----------    ----------    ----------   ----------
Class A           5/12/99       12.16%        17.94%        -0.25%        4.58%
Class A*          5/12/99        6.25%        15.85%        -1.32%        3.95%

Class B            4/1/97       11.50%        17.21%        -0.86%        4.12%
Class B**          4/1/97        7.50%        16.47%        -1.06%        4.12%


Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.mmapraxis.com.

*     Reflects maximum front-end sales charge of 5.25%.

** The Fund imposes a back-end sales charge (load) on Class B Shares if you sell your shares before a certain period of time has elasped. This is called a Contingent Deferred Sales Charge ("CDSC"). The CDSC declines over five years starting with year one and ending in year six as follows: 4%, 4%, 3%, 2%, 1%.

Class A Share of this Fund were not in existence prior to 5/12/99. Class A Share performance calculated for any period prior to 5/12/99 is based on the performance of Class B Share since inception of 4/1/97. The B Share CDSC does not apply to performance over 5 years; therefore, the 10-year return does not reflect the CDSC.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

Growth of $10,000 investment 4/1/97 to 12/31/05


 [The following table was represented as a line chart in the printed material.]

MMA Praxis International Fund

                                              MSCI AC World-Free-     MSCI EAFE
   Date            Class A*      CLASS B       (ex.U.S.) Index(1)      Index(2)
                  ----------    ---------     --------------------    ----------
  4/1/1997           9,479       10,000              10,000             10,000
 6/30/1997          10,902       11,501              11,298             11,306
 9/30/1997          10,949       11,550              11,194             11,234
12/31/1997          10,085       10,639              10,229             10,361
 3/31/1998          11,737       12,382              11,626             11,893
 6/30/1998          12,496       13,183              11,454             12,028
 9/30/1998          10,867       11,464               9,722             10,326
12/31/1998          12,503       13,190              11,708             12,468
 3/31/1999          12,762       13,463              11,985             12,650
 6/30/1999          13,327       14,060              12,545             12,980
 9/30/1999          14,083       14,830              12,972             13,559
12/31/1999          17,811       18,731              15,327             15,871
 3/31/2000          18,222       19,143              15,447             15,863
 6/30/2000          16,588       17,401              14,816             15,245
 9/30/2000          15,267       15,996              13,609             14,024
12/31/2000          14,209       14,867              13,016             13,656
 3/31/2001          12,213       12,763              11,305             11,791
 6/30/2001          11,612       12,110              11,291             11,688
 9/30/2001           9,706       10,102               9,623             10,058
12/31/2001          10,596       11,015              10,478             10,760
 3/31/2002          10,723       11,146              10,650             10,821
 6/30/2002          10,137       10,517              10,368             10,611
 9/30/2002           8,128        8,423               8,367              8,522
12/31/2002           8,553        8,841               8,941              9,074
 3/31/2003           7,669        7,920               8,288              8,336
 6/30/2003           8,976        9,257               9,934              9,968
 9/30/2003           9,566        9,846              10,796             10,783
12/31/2003          10,873       11,180              12,643             12,628
 3/31/2004          11,324       11,613              13,254             13,184
 6/30/2004          10,942       11,204              13,162             13,242
 9/30/2004          10,872       11,120              13,295             13,211
12/31/2004          12,508       12,767              15,344             15,240
 3/31/2005          12,427       12,658              15,395             15,225
 6/30/2005          12,248       12,457              15,393             15,111
 9/30/2005          13,337       13,546              17,214             16,688
12/31/2005          14,030       14,235              17,970             17,376

For performance purposes, the above graph has not been adjusted for CDSC charges.

This chart represents historical performance of a hypothetical investment of $10,000 in the International Fund from 4/1/97 to 12/31/05, and represents the reinvestment of dividends and capital gains in the Fund.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit mmapraxis.com.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

*     Reflects maximum front-end sales charge of 5.25%.

Class A Share of this Fund were not in existence prior to 5/12/99. Class A Share performance calculated for any period prior to 5/12/99 is based on the performance of Class B Share since inception of 4/1/97.

(1) The MSCI AC World Free (ex-U.S.) Index is a widely recognized, unmanaged index composed of a sample of companies representative of the markets of both developed and emerging markets throughout the world, excluding the United States.

(2) The MSCI EAFE Index is a widely recognized, unmanaged index composed of a sample of companies representative of the developed markets throughout the world, excluding the United States and Canada.

The above indices are for illustrative purposes only and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of these value-added services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

---------------------------------
Schedule of portfolio investments
---------------------------------

60


MMA Praxis International Fund
Schedule of portfolio investments
December 31, 2005
                                                             SHARES        VALUE
--------------------------------------------------------------------------------

COMMON STOCKS -- 99.2%
ARGENTINA -- 0.2%
AGRICULTURE -- 0.1%
Cresud S.A. ADR ......................................       11,503   $  125,728
                                                                      ----------
REAL ESTATE -- 0.1%
IRSA Inversiones y Representaciones S.A. (a)(b) ......       16,061      194,017
                                                                      ----------
                                                                         319,745
                                                                      ----------
BELGIUM -- 1.2%
CHEMICALS-SPECIALTY -- 0.2%
Umicore (b) ..........................................        2,160      254,795
                                                                      ----------
SPECIAL PURPOSE ENTITY -- 0.7%
Groupe Bruxelles Lamber S.A ..........................        9,965      977,793
                                                                      ----------
TELECOMMUNICATIONS -- 0.3%
Option N.V. (a)(b) ...................................        6,836      508,035
                                                                      ----------
                                                                       1,740,623
                                                                      ----------
BERMUDA -- 0.4%
INSURANCE -- 0.4%
Catlin Group, Ltd. ...................................       63,967      534,388
                                                                      ----------
BRAZIL -- 0.5%
TELECOMMUNICATIONS -- 0.5%
Telemig Celular Participacoes S.A. (b) ...............       10,115      398,633
Tim Participacoes ADR (b) ............................       12,566      317,668
                                                                      ----------
                                                                         716,301
                                                                      ----------
CANADA -- 0.5%
OIL COMP-INTEGRATED -- 0.3%
Petro-Canada .........................................        9,400      377,213
                                                                      ----------
WIRELESS TELECOMMUNICATIONS -- 0.2%
Sierra Wireless (a) ..................................       29,400      325,486
                                                                      ----------
                                                                         702,699
                                                                      ----------
DENMARK -- 0.2%
INSURANCE -- 0.2%
Trygvesta  AS (a) ....................................        6,476      327,294
                                                                      ----------
FINLAND -- 0.8%
MACHINERY & ENGINEERING -- 0.2%
KCI Konecranes Oyj (b) ...............................        4,600      226,745
                                                                      ----------
PAPER PRODUCTS -- 0.4%
UPM-Kymmene Oyj ......................................       32,700      641,336
                                                                      ----------
TELECOMMUNICATIONS -- 0.2%
Elisa Oyj ............................................       15,450      286,365
                                                                      ----------
                                                                       1,154,446
                                                                      ----------
FRANCE -- 10.0%
ADVERTISING -- 0.2%
Havas S.A ............................................       82,074      354,794
                                                                      ----------
BANKS -- 1.3%
BNP Paribas S.A ......................................       24,293    1,966,515
                                                                      ----------

MMA Praxis International Fund
Schedule of portfolio investments, continued
December 31, 2005
                                                             SHARES        VALUE
--------------------------------------------------------------------------------
COMMON STOCKS -- 99.2%, continued
BUILDING & CONSTRUCTION -- 1.9%
Bouygues S.A .........................................       16,180   $  791,418
Compagnie de Saint-Gobain ............................       20,239    1,204,487
Imerys S.A ...........................................        9,172      663,717
                                                                      ----------
                                                                       2,659,622
                                                                      ----------
ELECTRIC SERVICES -- 0.7%
Schneider Electric S.A. (b) ..........................       10,829      966,383
                                                                      ----------
FOOD DIVERSIFIED -- 1.2%
Sodexho Alliance S.A .................................       42,521    1,752,509
                                                                      ----------
FOOD RETAIL -- 0.9%
Carrefour S.A ........................................       29,226    1,370,007
                                                                      ----------
INSURANCE -- 0.7%
CNP Assurances .......................................       13,319    1,050,566
                                                                      ----------
MEDIA -- 1.5%
Vivendi Universal S.A. (b) ...........................       72,341    2,267,001
                                                                      ----------
OFFICE AUTOMATION & EQUIPMENT -- 1.1%
Neopost S.A ..........................................       15,558    1,560,683
                                                                      ----------
PUBLISHING -- 0.3%
Pagesjaunes ..........................................       17,579      457,822
                                                                      ----------
TIRE & RUBBER -- 0.2%
Michelin (b) .........................................        5,488      308,605
                                                                      ----------
                                                                      14,714,507
                                                                      ----------
GERMANY -- 9.5%
APPAREL MANUFACTURERS -- 0.7%
Adidas-Salomon AG ....................................        5,757    1,093,240
                                                                      ----------
BANKS -- 1.9%
Deutsche Bank AG (b) .................................       28,578    2,774,708
                                                                      ----------
CHEMICALS -- 1.0%
BASF AG ..............................................       19,952    1,529,571
                                                                      ----------
ELECTRIC - INTEGRATED -- 2.5%
RWE AG (b) ...........................................       49,589    3,663,601
                                                                      ----------
INSURANCE -- 0.3%
Allianz AG ...........................................        2,696      408,543
                                                                      ----------
MACHINERY / PRINT TRADE -- 0.2%
Heidelberger Druckmaschin (b) ........................        6,872      263,779
                                                                      ----------
PHARMACEUTICALS -- 1.1%
Fresenius AG .........................................       11,708    1,586,303
                                                                      ----------
PUBLISHING -- 0.1%
Axel Springer AG .....................................        1,482      186,051
                                                                      ----------
REAL ESTATE INVESTMENT / MANAGEMENT -- 0.8%
IVG Immobilien AG ....................................       55,069    1,160,274
                                                                      ----------
TELECOMMUNICATIONS -- 0.6%
Deutsche Telecom AG (a) ..............................       50,013      832,810
                                                                      ----------
TIRE & RUBBER -- 0.3%
Continental  AG (b) ..................................        5,485      486,559
                                                                      ----------
                                                                      13,985,439
                                                                      ----------

62


MMA Praxis International Fund
Schedule of portfolio investments, continued
December 31, 2005
                                                             SHARES        VALUE
--------------------------------------------------------------------------------
COMMON STOCKS -- 99.2%, continued
HONG KONG -- 1.6%
DIVERSIFIED FINANCIAL SERVICES -- 0.9%
Guoco Group, Ltd. ....................................      114,000  $ 1,261,488
                                                                     -----------
REAL ESTATE INVESTMENT / MANAGEMENT -- 0.2%
Hysan Development Company, Ltd. ......................      119,000      294,672
                                                                     -----------
TELEVISION -- 0.5%
Television Broadcasts, Ltd. ..........................      140,000      743,903
                                                                     -----------
                                                                       2,300,063
                                                                     -----------
IRELAND -- 1.8%
BANKS -- 1.1%
Anglo Irish Bank Corp. PLC ...........................      104,994    1,595,396
                                                                     -----------
FINANCIAL SERVICES -- 0.7%
Irish Life & Permanent PLC ...........................       51,343    1,043,461
                                                                     -----------
                                                                       2,638,857
                                                                     -----------
ITALY -- 0.5%
ELECTRIC - INTEGRATED -- 0.4%
Enel SpA .............................................       81,316      638,991
                                                                     -----------
RETAIL -- 0.1%
Geox SpA .............................................        6,854       75,452
                                                                     -----------
                                                                         714,443
                                                                     -----------
JAPAN -- 32.1%
APPAREL -- 0.6%
UNITED ARROWS, LTD. (b) ..............................       13,100      828,608
                                                                     -----------
AUTOMOTIVE -- 2.4%
Toyota Motor Corp. ...................................       66,600    3,455,927
                                                                      ----------
BANKS -- 2.8%
Bank of Yokohama, Ltd. ...............................      122,000      998,219
Chiba Bank ...........................................       67,000      561,837
Mitsubishi Tokyo Financial Group, Inc. ...............          143    1,939,970
Sumitomo Trust & Banking Co. .........................       58,000      592,589
                                                                     -----------
                                                                       4,092,615
BUILDING & CONSTRUCTION -- 0.4%
Okumura Corp. ........................................       92,000      517,178
                                                                      ----------
CHEMICALS -- 1.2%
Hitachi Chemical Co., Ltd. ...........................       24,500      648,126
Sanyo Chemical Industries, Ltd. ......................       28,000      235,510
Sumitomo Chemical Co., Ltd. ..........................       60,000      412,074
Tokuyama Corp. .......................................       32,000      411,056
                                                                     -----------
                                                                       1,706,766
                                                                     -----------
COMPUTER SERVICES -- 0.2%
NEC Fielding, Ltd. ...................................       17,600      345,464
                                                                     -----------
COSMETICS & TOILETRIES -- 1.4%
Shiseido Company, Ltd. ...............................      109,000    2,033,237
                                                                     -----------

MMA Praxis International Fund
Schedule of portfolio investments, continued
December 31, 2005
                                                             SHARES        VALUE
--------------------------------------------------------------------------------
COMMON STOCKS -- 99.2%, continued
ELECTRONIC & ELECTRICAL - GENERAL -- 4.2%
CANON, Inc. ..........................................       27,000  $ 1,579,617
Fanuc Ltd. ...........................................       16,200    1,374,953
Ngk Insulators, Ltd. .................................       52,000      773,342
Sharp Corp. ..........................................      111,000    1,688,435
THK CO.,  LTD ........................................       29,200      762,557
                                                                     -----------
                                                                       6,178,904
                                                                     -----------
ELECTRONIC COMPONENTS - SEMICONDUCTORS -- 1.4%
ADVANTEST CORP. (b) ..................................        7,900      796,430
ROHM CO., LTD ........................................        7,000      761,489
Tokyo Electron, Ltd. .................................        7,800      490,063
                                                                     -----------
                                                                       2,047,982
                                                                     -----------
ENTERTAINMENT SYSTEMS -- 0.6%
Nintendo Co., Ltd. ...................................        7,100      857,851
                                                                     -----------
FINANCIAL SERVICES -- 6.4%
Mizuho Financial Group ...............................          143    1,134,882
Nissin Co., Ltd. (b) .................................      361,500      885,819
Orix Corp. ...........................................       16,000    4,076,648
SANYO SHINPAN FINANCE CO., LTD .......................        6,360      456,212
Takefuji Corp. .......................................       39,450    2,679,282
                                                                     -----------
                                                                       9,232,843
                                                                     -----------
FOOD PRODUCTS & SERVICES -- 0.3%
Ezaki Glico Co., Ltd. ................................       42,000      428,404
                                                                     -----------
INSURANCE -- 1.6%
Mitsui Sumitomo Insurance Co. ........................      154,000    1,884,196
Sompo Japan Insurance, Inc. ..........................       32,000      432,762
                                                                     -----------
                                                                       2,316,958
                                                                     -----------
MACHINERY / MACHINE TOOLS -- 0.3%
Nabtesco Corp. .......................................       33,000      425,021
                                                                     -----------
MACHINERY / PRINT TRADE -- 0.2%
Komori Corp. .........................................       19,000      349,585
                                                                     -----------
MOTION PICTURES & SERVICES -- 0.3%
Toho Co., Ltd. .......................................       21,600      483,500
                                                                     -----------
PHARMACEUTICALS -- 0.2%
Eisai Co., Ltd. ......................................        8,000      335,764
                                                                     -----------
REAL ESTATE INVESTMENT / MANAGEMENT -- 1.4%
Mitsubishi Estate Co., Ltd. ..........................      101,000    2,098,101
                                                                     -----------
RETAIL -- 4.4%
AOYAMA TRADING Co., Ltd. .............................       17,800      602,188
Isetan Co.,  Ltd. ....................................       66,500    1,418,072
Takashimaya Co., Ltd. ................................       41,000      654,943
Yamada Denki Co., Ltd. (b) ...........................       30,500    3,817,025
                                                                     -----------
                                                                       6,492,228
                                                                     -----------
SEMICONDUCTORS -- 0.2%
NEC Electronics Corp. (b) ............................       10,800      354,384
                                                                     -----------
TEXTILES -- 0.8%
TORAY INDUSTRIES, INC ................................      140,000    1,141,937
                                                                     -----------

64


MMA Praxis International Fund
Schedule of portfolio investments, continued
December 31, 2005
                                                             SHARES        VALUE
--------------------------------------------------------------------------------
COMMON STOCKS -- 99.2%, continued
TRANSPORTATION SERVICES -- 0.8%
Central Japan Railway Co. ............................          117  $ 1,120,994
                                                                     -----------
                                                                      46,844,251
                                                                     -----------
MEXICO -- 1.1%
BUILDING PRODUCTS -- 1.1%
Cemex S.A. ADR .......................................       26,720    1,585,298
                                                                     -----------
NETHERLANDS -- 4.4%
BUILDING & CONSTRUCTION -- 0.1%
Koninklijke Boskalis Westminster N.V .................        1,135       75,613
                                                                     -----------
CHEMICALS -- 0.1%
Akzo Nobel N.V .......................................        4,704      218,111
                                                                     -----------
DISTRIBUTION/WHOLESALE -- 0.4%
Buhrmann N.V. (a)(b) .................................       35,166      517,692
                                                                     -----------
ELECTRONIC & ELECTRICAL - GENERAL -- 2.3%
Philips Electronics N.V ..............................      112,738    3,504,912
                                                                     -----------
FINANCIAL SERVICES -- 0.5%
ING Groep N.V ........................................       19,667      682,469
                                                                     -----------
FOOD DIVERSIFIED -- 0.4%
Wessanen N.V .........................................       42,839      649,929
                                                                     -----------
HUMAN RESOURCES -- 0.4%
Randstad Holding N.V .................................        1,745       75,826
USG People N.V .......................................       11,904      504,724
                                                                     -----------
                                                                         580,550
                                                                     -----------
TELECOMMUNICATIONS -- 0.2%
Koninklijke (Royal) KPN N.V ..........................       28,614      287,038
                                                                     -----------
                                                                       6,516,314
                                                                     -----------
NORWAY -- 1.1%
OIL COMP-INTEGRATED -- 0.5%
Statoil ASA (b) ......................................       29,500      677,518
                                                                     -----------
TELECOM SERVICES -- 0.6%
Telenor ASA ..........................................       97,800      960,045
                                                                     -----------
                                                                       1,637,563
                                                                     -----------
SOUTH AFRICA -- 0.1%
TELECOMMUNICATIONS -- 0.1%
MTN Group, Ltd. ......................................       21,040      206,659
                                                                     -----------
SOUTH KOREA -- 0.3%
AUTOMOTIVE -- 0.3%
Hyundai Motor Co., Ltd. GDR (b) ......................       14,807      484,189
                                                                     -----------
SPAIN -- 1.2%
BUILDING & CONSTRUCTION -- 0.1%
Fomento De Construc Y Contra .........................        3,157      179,097
                                                                     -----------
UTILITIES - TELECOMMUNICATIONS -- 1.1%
Telefonica S.A .......................................      101,415    1,526,600
                                                                     -----------
                                                                       1,705,697
                                                                     -----------
SWEDEN -- 0.3%
METAL PROCESSORS -- 0.3%
Assa Abloy AB (a) ....................................       31,800      500,277
                                                                     -----------

MMA Praxis International Fund
Schedule of portfolio investments, continued
December 31, 2005
                                                             SHARES        VALUE
--------------------------------------------------------------------------------
COMMON STOCKS -- 99.2%, continued
SWITZERLAND -- 8.7%
BANKS -- 0.9%
UBS AG Registered ....................................       14,507  $ 1,381,146
                                                                     -----------
CHEMICALS -- 0.8%
Lonza Group AG .......................................       18,561    1,135,696
                                                                     -----------
FOOD PRODUCTS -- 2.1%
Lindt & Spruengli AG .................................          351      597,555
Nestle S.A ...........................................        8,151    2,437,856
                                                                     -----------
                                                                       3,035,411
                                                                     -----------
INSURANCE -- 1.1%
Baloise Holding, Ltd. ................................        9,574      559,212
Swiss Re .............................................       14,880    1,089,388
                                                                     -----------
                                                                       1,648,600
                                                                     -----------
INVESTMENT COMPANIES -- 0.6%
Pargesa Holding AG (b) ...............................        9,444      806,405
                                                                     -----------
PHARMACEUTICALS -- 3.1%
Novartis AG ..........................................       26,723    1,404,279
Roche Holding AG .....................................       21,520    3,231,276
                                                                     -----------
                                                                       4,635,555
                                                                     -----------
PUBLISHING -- 0.1%
Edipresse S.A ........................................          245      100,312
                                                                     -----------
                                                                      12,743,125
                                                                     -----------
UNITED KINGDOM -- 22.7%
BANKS -- 4.9%
HBOS PLC .............................................       41,589      710,266
HSBC Holdings PLC ....................................      104,901    1,684,120
Lloyds TSB Group PLC .................................      109,987      924,050
Royal Bank of Scotland Group PLC .....................      127,195    3,841,129
                                                                     -----------
                                                                       7,159,565
                                                                     -----------
CHEMICALS -- 0.2%
Imperial Chemical Industries PLC .....................       42,364      241,653
                                                                     -----------
ELECTRIC SERVICES -- 0.2%
Centrais Electricas Brasileiras S.A ..................   16,000,000      272,633
                                                                     -----------
INSURANCE -- 0.5%
Amlin PLC ............................................      180,762      772,939
                                                                     -----------
MEDICAL PRODUCTS -- 1.2%
Smith & Nephew PLC ...................................      193,621    1,785,784
                                                                     -----------
MINERALS -- 2.4%
Billiton PLC .........................................      217,273    3,544,262
                                                                     -----------
OIL COMP-INTEGRATED -- 6.4%
BP PLC ...............................................      703,985    7,504,409
Royal Dutch Shell PLC - Class A ......................       23,451      714,647
Royal Dutch Shell PLC - Class B ......................       32,097    1,026,176
                                                                     -----------
         .                                                             9,245,232
                                                                     -----------
PHARMACEUTICALS -- 2.6%
GlaxoSmithKline PLC ..................................      149,798    3,786,514
                                                                     -----------

66

MMA Praxis International Fund
Schedule of portfolio investments, continued
December 31, 2005

                                                                      SHARES OR
                                                                      PRINCIPAL
                                                                        AMOUNT             VALUE
------------------------------------------------------------------------------------------------
COMMON STOCKS -- 99.2%, continued
PHOTOGRAPHIC PRODUCTS -- 0.3%
Photo-Me International PLC ....................................         232,346    $     491,759
                                                                                   -------------
REAL ESTATE OPERATORS/DEVELOPERS -- 0.4%
British Land Co., PLC .........................................          33,418          612,697
                                                                                   -------------
RETAIL -- 1.4%
Kingfisher PLC ................................................         395,116        1,616,430
Next PLC ......................................................          17,966          474,539
                                                                                   -------------
                                                                                       2,090,969
                                                                                   -------------
TELECOMMUNICATIONS -- 2.2%
AFK Sistema ...................................................           8,139          191,267
Eircom Group PLC ..............................................         421,452          988,305
Vodafone Group PLC ............................................         930,033        2,008,416
                                                                                   -------------
                                                                                       3,187,988
                                                                                   -------------
                                                                                      33,191,995
                                                                                   -------------
TOTAL COMMON STOCKS ...........................................                      145,264,173
                                                                                   -------------

CORPORATE NOTES -- 1.0%
COMMUNITY DEVELOPMENT -- 1.0%
DOMESTIC -- 1.0%
MMA Community Development Investment, Inc., 2.23%, 1/1/06, (c)+   $     495,000          495,000
MMA Community Development Investment, Inc., 3.34%, 1/1/06, (c)+         980,000          980,000
                                                                                   -------------
TOTAL CORPORATE NOTES .........................................                        1,475,000
                                                                                   -------------

SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING -- 9.8%
SHORT TERM -- 9.8%
Northern Institutional Liquid Asset Portfolio .................      13,951,815       13,951,815
U.S. Treasury Inflation Indexed Bonds, 2.375%, 1/15/25 ........         418,854          470,108
                                                                                   -------------
TOTAL SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING ....                       14,421,923
                                                                                   -------------

TOTAL INVESTMENTS (COST $133,059,303) -- 110.0% ...............                      161,161,096
    Liabilities in excess of other assets -- (10.0%) ..........                      (14,607,389)
                                                                                   -------------
NET ASSETS -- 100.0% ..........................................                    $ 146,553,707
                                                                                   =============

------------

(a)   Non-income producing securities.

(b)   All or part of this security was on loan, as of December 31, 2005.

(c) Represents affiliated restricted security as to resale to investors and is not registered under the Securities Act of 1933. These securities have been deemed illiquid under guidelines established by the Board of Trustees. Acquisition date and current cost: MMA Community Development Investment, Inc., 2.23% - 12/01, $495,000 and MMA Community Development Investment, Inc., 3.34% - 12/01, $980,000. At December 31, 2005, these securities had an aggregate market value of $1,475,000, representing 1.0% of net assets.

+ Variable rate security. Rates presented are the rates in effect at December 31, 2005. Date presented reflects next rate change date.

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

PLC - Public Liability Co.

See notes to financial statements.

                                             -----------------------------------
                                             Statement of assets and liabilities
                                             -----------------------------------

                                                                              67


MMA Praxis International Fund
Statement of assets and liabilities
December 31, 2005

ASSETS:
Investments, at value (cost $117,162,380)* .........................................  $ 145,264,173
Investments in affiliates, at value (cost $1,475,000) ..............................      1,475,000
Investments held as collateral for securities loaned, at value .....................     14,421,923
                                                                                      -------------
      Total Investments ............................................................    161,161,096
                                                                                      -------------
Cash ...............................................................................        414,716
Foreign currency, at value (cost $5) ...............................................              5
Unrealized appreciation on foreign forward currency exchange contracts .............              2
Interest and dividends receivable ..................................................        151,864
Receivable for capital shares sold .................................................         86,841
Tax reclaim receivable .............................................................        107,962
Prepaid expenses ...................................................................          6,816
                                                                                      -------------
      Total Assets .................................................................    161,929,302
                                                                                      -------------

LIABILITIES:
Payable for securities loaned ......................................................     14,421,923
Distributions payable to shareholders ..............................................         70,496
Payable for investments purchased ..................................................          1,903
Payable for capital shares redeemed ................................................        599,135
Accrued expenses and other payables:
   Investment advisory fees ........................................................        112,840
   Administration fees .............................................................         15,986
   Distribution fees ...............................................................         14,661
   Other ...........................................................................        138,651
                                                                                      -------------
      Total Liabilities ............................................................     15,375,595
                                                                                      -------------

NET ASSETS:
Capital ............................................................................    142,070,268
Distributions in excess of net investment income ...................................       (740,494)
Accumulated net realized loss on investments and foreign currency transactions .....    (22,877,860)
Net unrealized appreciation on investments and foreign currency translations .......     28,101,793
                                                                                      -------------
      Net Assets ...................................................................  $ 146,553,707
                                                                                      =============

Net Assets
   Class A .........................................................................  $ 121,172,930
   Class B .........................................................................     25,380,777
                                                                                      -------------
      Total ........................................................................  $ 146,553,707
                                                                                      =============

Shares Outstanding
   (unlimited number of shares authorized with $.01 par value)
   Class A .........................................................................     10,147,325
   Class B .........................................................................      2,156,978
                                                                                      -------------
      Total ........................................................................     12,304,303
                                                                                      =============

Net asset value
   Class A - Redemption Price Per Share ............................................  $       11.94
                                                                                      =============
   Class A - Maximum Sales Charge ..................................................           5.25%
                                                                                      =============
   Class A - Maximum Offering Price Per Share
      (100%/(100%-Maximum Sales Charge)) of
      net asset value adjusted to the nearest cent .................................  $       12.60
                                                                                      =============

   Class B - offering price per share** ............................................  $       11.77
                                                                                      =============

* Includes securities on loan of $13,714,818.

**Redemption price per share (Class B) varies by length of time shares are held.

See notes to financial statements.

-----------------------
Statement of operations
-----------------------

68


MMA Praxis International Fund
Statement of operations
For the year ended December 31, 2005

INVESTMENT INCOME:
Dividends ............................................................................        $  3,417,756
Foreign tax withholding ..............................................................            (274,372)
Interest .............................................................................               2,077
Income from securities lending .......................................................              34,701
Interest from affiliates .............................................................              40,152
                                                                                              ------------
   Total Investment Income ...........................................................           3,220,314
                                                                                              ------------

EXPENSES:
Investment advisory fees .............................................................           1,249,736
Administration fees ..................................................................             266,090
Distribution fees-Class A ............................................................             209,992
Distribution fees-Class B ............................................................             179,457
Shareholder servicing fees-Class A ...................................................             287,345
Shareholder servicing fees-Class B ...................................................              50,441
Reimbursement of Fund expenses paid by Adviser .......................................             173,308
Custodian fees .......................................................................             106,740
Legal fees and expenses ..............................................................              70,622
Trustees' fees and expenses ..........................................................              10,650
Transfer agent fees ..................................................................              10,030
Other expenses .......................................................................             143,904
                                                                                              ------------
       Total expenses before reductions/reimbursements ...............................           2,758,315
   Expenses reduced by Distributor ...................................................            (309,135)
   Expenses reduced by Custodian .....................................................            (103,656)
                                                                                              ------------
       Net Expenses ..................................................................           2,345,524
                                                                                              ------------

Net Investment Income ................................................................             874,790
                                                                                              ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on security transactions and foreign currency transactions .........          13,174,668
Change in unrealized appreciation/depreciation of investments and foreign currency
     translations during the year ....................................................           2,258,943
                                                                                              ------------
Net realized and unrealized gain on investments and foreign currency transactions ....          15,433,611
                                                                                              ------------
Net increase in net assets resulting from operations .................................        $ 16,308,401
                                                                                              ============

See notes to financial statements

                                             -----------------------------------
                                             Statements of changes in net assets
                                             -----------------------------------

                                                                              69


MMA Praxis International Fund
Statements of changes in net assets

                                                                            Year Ended         Year Ended
                                                                            December 31,       December 31,
                                                                            2005               2004
------------------------------------------------------------------------------------------------------------
From Investment Activities:
 Net investment income ................................................     $     874,790      $      54,672
 Net realized gain on investments and foreign currency transactions ...        13,174,668             84,921
 Change in unrealized appreciation/depreciation of investments
      and foreign currency translations during the year ...............         2,258,943         17,646,871
                                                                            -------------      -------------
 Net increase in net assets resulting from operations .................        16,308,401         17,786,464
                                                                            -------------      -------------

Distributions to Class A Shareholders:
      From net investment income ......................................        (1,424,269)          (321,650)

Distributions to Class B Shareholders:
      From net investment income ......................................          (138,729)              (110)
                                                                            -------------      -------------
Change in net assets from distributions to shareholders ...............        (1,562,998)          (321,760)
                                                                            -------------      -------------

Change in net assets from capital transactions ........................        (6,572,436)         2,052,238
                                                                            -------------      -------------

Change in net assets ..................................................         8,172,967         19,516,942

Net Assets:
      Beginning of year ...............................................       138,380,740        118,863,798
                                                                            -------------      -------------
      End of year .....................................................     $ 146,553,707      $ 138,380,740
                                                                            =============      =============

Distributions in excess of net investment income ......................     $    (740,494)     $    (290,960)
                                                                            =============      =============

See notes to financial statements.

--------------------
Financial highlights
--------------------

70


MMA Praxis International Fund
Financial highlights

For a share outstanding throughout the year indicated.

                                                                               Class A Shares
                                                ----------------------------------------------------------------------------------
                                                Year Ended       Year Ended       Year Ended       Year Ended       Year Ended
                                                December 31,     December 31,     December 31,     December 31,     December 31,
                                                2005             2004             2003             2002             2001
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year ..........   $      10.78     $       9.43     $       7.45     $       9.28     $      12.53
                                                ------------     ------------     ------------     ------------     ------------
Investment Activities:
   Net investment income ....................           0.08             0.01             0.04             0.01             0.04
   Net realized and unrealized gains
       (losses) from investments ............           1.22             1.37             2.00            (1.79)           (3.23)
                                                ------------     ------------     ------------     ------------     ------------
   Total from Investment Activities .........           1.30             1.38             2.04            (1.78)           (3.19)
                                                ------------     ------------     ------------     ------------     ------------

Distributions:
   Net investment income ....................          (0.14)           (0.03)           (0.06)           (0.03)           (0.06)
   Tax return of capital ....................             --               --               --            (0.02)              --
                                                ------------     ------------     ------------     ------------     ------------
   Total Distributions ......................          (0.14)           (0.03)           (0.06)           (0.05)           (0.06)
                                                ------------     ------------     ------------     ------------     ------------
Net Asset Value, End of Year ................   $      11.94     $      10.78     $       9.43     $       7.45     $       9.28
                                                ============     ============     ============     ============     ============
Total Return (excludes sales charge) ........          12.16%           14.68%           27.53%          (19.29%)         (25.42%)

Ratios/Supplemental Data:
   Net Assets at end of year (000) ..........   $    121,173     $    115,687     $     97,396     $     68,989     $     71,043
   Ratio of expenses to average net assets ..           1.58%            1.63%            1.50%            1.45%            1.45%
   Ratio of net investment income to
      average net assets ....................           0.74%            0.16%            0.49%            0.11%            0.11%
   Ratio of expenses to average net assets* .           1.90%            2.01%            2.14%            2.24%            2.16%
Portfolio Turnover (a) ......................          71.93%           81.85%          145.51%           76.38%           61.33%
----------------------------------------------------------------------------------------------------------------------------------

* During the year, certain expenses were voluntarily reduced/reimbursed. If such expense reductions had not occurred, the ratios would have been as indicated.

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

MMA Praxis International Fund
Financial highlights, continued

For a share outstanding throughout the year indicated.

                                                                               Class B Shares
                                                --------------------------------------------------------------------------------
                                                Year Ended       Year Ended       Year Ended       Year Ended       Year Ended
                                                December 31,     December 31,     December 31,     December 31,     December 31,
                                                2005             2004             2003             2002             2001
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year ..........   $      10.62     $       9.32     $       7.39     $       9.23     $      12.51
                                                ------------     ------------     ------------     ------------     ------------
Investment Activities
   Net investment income (loss) .............          (0.01)           (0.05)           (0.01)           (0.04)           (0.04)
   Net realized and unrealized gains
       (losses) from investments ............           1.22             1.35             1.98            (1.78)           (3.20)
                                                ------------     ------------     ------------     ------------     ------------
   Total from Investment Activities .........           1.21             1.30             1.97            (1.82)           (3.24)
                                                ------------     ------------     ------------     ------------     ------------

Distributions:
   Net investment income ....................          (0.06)              -- (a)        (0.04)              --            (0.04)
   Tax return of capital ....................             --               --               --            (0.02)              --
                                                ------------     ------------     ------------     ------------     ------------
   Total Distributions ......................          (0.06)              --            (0.04)           (0.02)           (0.04)
                                                ------------     ------------     ------------     ------------     ------------
Net Asset Value, End of Year ................   $      11.77     $      10.62     $       9.32     $       7.39     $       9.23
                                                ============     ============     ============     ============     ============
Total Return (excludes redemption charge)  ..          11.50%           13.95%           26.73%          (19.73%)         (25.92%)

Ratios/Supplemental Data:
   Net Assets at end of year (000) ..........   $     25,381     $     24,094     $     21,468     $     17,608     $     22,364
   Ratio of expenses to average net assets ..           2.23%            2.28%            2.15%            2.00%            2.00%
   Ratio of net investment income to
      average net assets ....................           0.10%           (0.49%)          (0.15%)          (0.44%)          (0.44%)
   Ratio of expenses to average net assets* .           2.39%            2.51%            2.63%            2.74%            2.65%
Portfolio Turnover (b) ......................          71.93%           81.85%          145.51%           76.38%           61.33%
--------------------------------------------------------------------------------------------------------------------------------

* During the year, certain expenses were voluntarily reduced/reimbursed. If such expense reductions had not occurred, the ratios would have been as indicated.

(a)   Distribution per share was less than $0.005.

(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

-----------------------------
Notes to financial statements
-----------------------------

72


MMA Praxis Mutual Funds
Notes to financial statements
December 31, 2005

1. Organization:

The MMA Praxis Mutual Funds (the "Trust") is an open-end management investment company established as a Delaware business trust under a Declaration of Trust dated September 27, 1993, as amended and restated December 1, 1993, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently consists of the MMA Praxis Intermediate Income Fund, the MMA Praxis Core Stock Fund, the MMA Praxis Value Index Fund, and the MMA Praxis International Fund (individually a "Fund", collectively "the Funds"). These are also known as the Intermediate Income Fund, Core Stock Fund, Value Index Fund, and International Fund.

The Funds currently offer two classes of shares, Class A and Class B. Each class of shares in a Fund has identical rights and privileges except with respect to fees paid under the distribution and shareholder servicing agreements, voting rights on matters affecting a single class of shares and the exchange privileges of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide general indemnification. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against a Fund. However, based on experience, the Trust expects the risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the reporting period. Actual results could differ from those estimates.

Securities Valuation:

Securities are valued at market values determined on the basis of the latest available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Investments in investment companies are valued at their respective net asset values as reported by such companies. The differences between the cost and market values of investments are reflected as either unrealized appreciation or depreciation.

The Funds use various independent pricing services to value most of their investments. A pricing service would normally consider such factors as yield, risk, quality, maturity, type of issue, trading characteristics, special circumstances and other factors it deems relevant in determining valuations of normal institutional trading units of debt securities and would not rely exclusively on quoted prices. When fair valuing foreign securities held by the International Fund, certain pricing services might use computerized pricing models to systematically calculate adjustments to foreign security close prices based on the latest market movements. Such pricing models utilize market data that has been obtained between the local market close and the NYSE close to compute adjustments to foreign security close prices. The methods used by the pricing service and the valuations so established will be reviewed by the Adviser under general supervision of the Funds' Board of Trustees. Securities for which market quotations are not readily available, or are unreliable, are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

MMA Praxis Mutual Funds
Notes to financial statements, continued
December 31, 2005

Securities Transactions and Related Income:

Security transactions are accounted for on the trade date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Income and realized and unrealized gains and losses on investments are allocated to each class of shares based upon relative net assets or other appropriate basis.

Risks associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include adverse future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

Certain countries may also impose substantial restrictions on investments on their capital markets by foreign entities, including restriction on investment in issuers or industries deemed sensitive to the relevant nation's interests. These factors may limit the investment opportunities available or result in lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Foreign Currency Translation:

The market value of investment securities, other assets and liabilities of the Intermediate Income Fund, the Value Index Fund and the International Fund denominated in foreign currencies are translated into U.S. dollars at the current exchange rate at the close of each business day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars based at the exchange rate on the date of the transaction.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized/unrealized gain (loss) from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from the changes in the value of assets and liabilities including investments in securities at fiscal year end, resulting from changes in the exchange rate.

Forward Foreign Currency Contracts:

The International Fund may enter into forward foreign currency exchange contracts for the purchase or sale of specific foreign currencies at a fixed price on a future date. Risks may arise upon entering these contracts for the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The International Fund will enter into forward contracts as a hedge against specific transactions or portfolio positions to protect against adverse currency movements. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date, at which time the International Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As of December 31, 2005, the International Fund had the following forward foreign currency exchange contracts outstanding as follows:

74


MMA Praxis Mutual Funds
Notes to financial statements, continued
December 31, 2005

Settlement                               Initial      Market      Net Unrealized
Date                    To Receive        Value        Value       Appreciation
--------------------------------------------------------------------------------
Contracts To Buy
1/3/06                   434 EUR         $514.46     $514.59         $0.13
1/3/06                   388 EUR         $459.67     $459.88         $0.21
1/4/06                   784 EUR         $927.40     $928.64         $1.24
                                                                     -----
                                                                     $1.58
                                                                     =====
EUR - Euro

Futures Contracts:

The Funds may invest in futures contracts (stock or bond index futures contracts or interest rate futures) to hedge or manage risks associated with a Funds' securities investments. To enter into a futures contract, an amount of cash and cash equivalents, equal to a certain percentage of the market value of the futures contracts, is deposited in a segregated account with the Fund's Custodian and/or in a margin account with a broker to collateralize the position and thereby ensure that the use of such futures is unleveraged. Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it would be disadvantageous to do so. In addition, a Fund might be required to make delivery of the instruments to underlying futures contracts it holds. The inability to close the futures position also could have an adverse impact on a Fund's ability to hedge or manage risks effectively.

Successful use of futures by a Fund is also subject to MMA Capital Management's (the "Adviser") ability to predict movements correctly in the direction of the market. There is an imperfect correlation between movements in the price of the future and movements in the price of the securities that are the subject of the hedge. In addition, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser may still not result in a successful hedging transaction over a short time frame.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond the limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures to substantial losses.

MMA Praxis Mutual Funds
Notes to financial statements, continued
December 31, 2005

The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Swap Agreements:

The Funds may enter into event-linked swaps, including credit default swaps. The credit default swap market allows a Fund to manage credit risk through buying and selling credit protection on specific names or a basket of names. The transactions are documented through swap documents. A "buyer" of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The "seller" of credit protection receives a premium and agrees to assume the credit risk of an issuer upon the occurrence of certain events.

Restricted Securities:

Investments in restricted securities are valued by the Board of Trustees or valued pursuant to valuation procedures approved by the Board of Trustees (the "Valuation Procedures"). The Valuation Procedures contemplate the Board's delegation of the implementation of the Valuation Procedures to the Adviser. In valuing restricted securities under the Valuation Procedures, the Adviser will consider (but is not limited to) certain specific and general factors enumerated in the Valuation Procedures. The Valuation Procedures require that the Adviser report to the Board at each of its regular quarterly meetings regarding valuation of restricted securities and actions taken in connection with the Valuation Procedures.

Securities Lending:

In order to generate additional income, each Fund may, from time to time, subject to its investment objectives and policies, lend its portfolio securities to broker-dealers, banks, or institutional borrowers of securities pursuant to agreements requiring that the loans be secured by collateral equal in value to 100% of the value of the securities loaned. Collateral for loans of portfolio securities must consist of: (1) cash in U.S. dollars, (2) obligations issued or guaranteed by the U.S. Treasury or by any agency or instrumentality of the U.S. Government, or (3) irrevocable, non-transferable, stand-by letters of credit issued by banks domiciled or doing business within the U.S. and meeting certain credit requirements at the time of issuance. This collateral will be valued daily by the Adviser. Should the market value of the loaned securities increase, the borrower is required to furnish additional collateral to that Fund.

During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest received on such securities. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have a right to vote on securities on loan, each Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. While the lending of securities may subject a Fund to certain risks, such as delays or an inability to regain the securities in the event the borrower were to default or enter into bankruptcy, each Fund will have the contract right to retain the collateral described above.

76


MMA Praxis Mutual Funds
Notes to financial statements, continued
December 31, 2005

The Northern Trust Company serves as the Securities Lending Agent. For providing this service, the Securities Lending Agent retains 40% of the securities lending income. The securities lending income is shown net of fees on the Statement of operations. For the year ended December 31, 2005, the Funds had securities on loan as follows:

                                Fee paid to         Market          Market Value
                              Northern Trust       Value of           of Loaned
                                  Company         Collateral         Securities
--------------------------------------------------------------------------------
Intermediate Income Fund          $19,739        $34,504,412        $33,057,778
Core Stock Fund                     5,044         44,494,997         43,402,559
Value Index Fund                    1,128          3,094,921          2,783,771
International Fund                 23,128         14,421,923         13,714,818

Community Development Investments:

Consistent with the investment criteria for socially responsible investing, the Board of Trustees of the Funds has authorized the Funds to make certain types of community development investments. In connection with the community development investments, the Funds have received from the Securities and Exchange Commission ("SEC") an exemptive order that would permit each of the Funds to invest a limited portion of their respective net assets in securities issued by an affiliate of MMA Capital Management (the "Adviser"), MMA Community Development Investments, Inc. ("MMA CDI"). MMA CDI is a not-for-profit corporation that was organized specifically to promote community development investing and it seeks to fund its efforts primarily through the sale to investors of interests in certain investment pools that it has established (the "CDI-Notes"). Assets raised through offerings of CDI-Notes are then invested directly in non-profit and not-for-profit community development organizations. Each Fund, in accordance with guidelines established by the Board of Trustees and in compliance with the SEC's exemptive order, would be permitted to invest up to 3% of its net assets in CDI-Notes. CDI-Notes have certain specific risk factors associated with them. These types of investments offer a rate of return below the prevailing market rate at acquisition and are considered illiquid, unrated and below-investment grade. They also involve a greater risk of default or price decline than investment-grade securities. However, these investments have been determined by the Board of Trustees as being a beneficial way to carry out each Fund's goals for stewardship investing at the community level. In addition, these investments are priced in accordance with procedures approved by the Board of Trustees.

Dividends and Distributions:

Dividends from net investment income are declared and paid monthly for the Intermediate Income Fund. Dividends from the net investment income are declared and paid semi-annually for the Core Stock Fund, the Value Index Fund, and the International Fund. Distributable net realized capital gains, if any, are declared and distributed at least annually.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

MMA Praxis Mutual Funds
Notes to financial statements, continued
December 31, 2005

Federal Income Taxes:

It is each Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of Subchapter M of the Internal Revenue Code, and to distribute timely all of its net investment company taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains earned on foreign investments at various rates. Where available, the International Fund will file for claims on foreign taxes withheld.

In-Kind Purchases:

The Funds received payment for shareholder purchases in securities rather than cash, known as "purchases in kind" in accordance with the application pursuant to Section 17(b) of the Investment Company Act of 1940 for an order exempting the transaction from Section 17(a) of the Act. During the year ended December 31, 2004, the Intermediate Income Fund and Core Stock Fund received securities valued at $171,836,168 and $130,229,953, respectively, for in-kind purchases, from the Mennonite Foundation, Inc. and Mennonite Retirement Trust, related parties to the Funds. There were no such transactions during the year ended December 31, 2005.

Other:

Expenses that are directly related to a Fund are charged directly to that Fund. Other operating expenses of the Trust are prorated to each Fund on the basis of relative net assets to the Trust or another reasonable basis. Expenses specific to a class are charged directly to that class.

Each Fund maintains a cash balance with its custodian and receives a reduction of its custody fees and expenses for the amounts of interest earned on such uninvested cash balance. For financial reporting purposes for the year ended December 31, 2005, custodian fees and expenses reduced by the custodian were $27,199, $31,203, $4,555 and $103,656 for the Intermediate Income Fund, the Core Stock Fund, the Value Index Fund and the International Fund, respectively. There was no effect on net investment income. The Funds could have invested such cash amounts in an income-producing asset if they had not agreed to a reduction of fees or expenses under the expense offset arrangement with their custodian.

The Funds will charge a redemption fee of 2.00% of the total redemption amount if you sell or exchange your shares after holding them for less than 30 days subject to certain exceptions and limitations described in the prospectus.

78


MMA Praxis Mutual Funds
Notes to financial statements, continued
December 31, 2005

3. Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term debt securities having maturities one year or less) for the year ended December 31, 2005 were as follows:

                                          Purchases                 Sales
--------------------------------------------------------------------------------
Intermediate Income Fund               $ 117,817,726           $   97,972,030
Core Stock Fund                           97,886,552              115,269,874
Value Index Fund                          17,716,630               11,657,128
International Fund                        96,006,173              102,358,471

4. Related Party Transactions:

Menno Insurance Service, Inc. d/b/a MMA Capital Management, (the "Adviser") (a separate corporate entity controlled by Mennonite Mutual Aid, Inc.), provides investment advisory services to the Funds. Under the terms of the investment advisory agreement, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds as follows:
0.50% for the Intermediate Income Fund; 0.74% for the Core Stock Fund; 0.30% for the Value Index Fund and 0.90% for the International Fund. Evergreen Investment Management Company, LLC, serves as the sub-adviser to the International Fund. The Adviser entered into expense limitation agreements pursuant to which the Adviser agreed to waive fees and/or reimburse expenses to the extent necessary in order to limit the total annual fund operating expenses (excluding brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, legal fees, costs relating to such services and extraordinary expenses).

Effective May 1, 2004, each Fund has agreed to repay the Adviser for the amounts waived and/or reimbursed by the Adviser pursuant to the expense limitation agreement provided that such repayment does not cause the total annual fund operating expenses of Class A and Class B of each Fund to exceed 0.85% and 1.30%, respectively, for the Intermediate Income Fund, 1.25% and 1.90%, respectively, for the Core Stock Fund, 0.95% and 1.50%, respectively, for the Value Index Fund, and 1.50% and 2.15%, respectively, for the International Fund.

Effective May 1, 2005, the Funds have agreed to repay the Adviser for the amounts waived and/or reimbursed by the Adviser pursuant to the expense limitation agreement provided that such repayment does not cause the total annual fund operating expenses of Class A and Class B of each Fund to exceed 0.86% and 1.31%, respectively, for the Intermediate Income Fund, 1.26% and 1.91%, respectively, for the Core Stock Fund, 0.96% and 1.51%, respectively, for the Value Index Fund, and 1.50% and 2.15%, respectively, for the International Fund. For the year ended December 31, 2005, the Adviser waived investment advisory fees in the Intermediate Income Fund in the amount of $134,653. For the year ended December 31, 2005, the Core Stock Fund, Value Index Fund and International Fund repaid the Adviser in the amounts of $170,785, $76,328 and $173,308 for fees waived during the year ended December 31, 2002, respectively.

MMA Praxis Mutual Funds
Notes to financial statements, continued
December 31, 2005

As of December 31, 2005, the Funds had the following amounts (and year of expiration) subject to repayment to the Adviser:

Fund                              Fees Waived      Repayment Expires     Balance
----                              ----------        ---------------     --------
Intermediate Income Fund              2003                2006         $ 384,992
                                      2004                2007           365,525
                                      2005                2008           134,653

Core Stock Fund                       2003                2006           549,482
                                      2004                2007           446,557

Value Index Fund                      2003                2006            65,343

International Fund                    2003                2006           428,062
                                      2004                2007           227,962

During the year ended December 31, 2005, the Intermediate Income Fund, Core Stock Fund, Value Index Fund and International Fund had $429,721, $641,338, $27,963, and $355,057 subject to repayment to the Adviser expire, respectively.

Effective September 23, 2005, Integrated Fund Services, Inc. ("IFS") provides administrative, accounting, transfer agency, shareholder servicing and dividend disbursing services on behalf of the Trust. For these services, IFS receives an annual fee, paid monthly, from each Fund. For the year ended December 31, 2005, IFS earned $101,209, $117,470, $18,583, and $53,505 from the Intermediate Income Fund, Core Stock Fund, Value Index Fund, and International Fund, respectively.

Prior to September 23, 2005, BISYS Fund Services ("BISYS") served the Funds as Administrator. Under the terms of the agreement effective July 1, 2003, BISYS received fees for administration, transfer agent, and fund accounting services computed daily at an annual rate of each Fund's average daily net assets. The fees for the Intermediate Income Fund, Core Stock Fund, Value Index Fund and International Fund were 0.30%, 0.35%, 0.30%, and 0.40%, respectively.

Effective September 23, 2005, IFS Fund Distributors, Inc. ("Underwriter") is the Funds' principal underwriter and, as such, acts as exclusive agent for distribution of the Funds' shares. Under the terms of the Underwriting Agreement between the Trust and the Underwriter, the Underwriter earned $1,108, $2,878, $2,152 and $1,924 from underwriting and broker commissions on the sale of share of the Intermediate Income Fund, Core Stock Fund, Value Index Fund, and International Fund, respectively, for the year ended December 31, 2005. In addition, the Underwriter collected $3,828, $10,656, $3,077, and $1,514 of contingent deferred sales loads of the Intermediate Income Fund, Core Stock Fund, Value Index Fund, and International Fund, respectively.

The Trust has adopted a Plan of Distribution (12b-1 plan) for each Fund under which each Fund may directly incur or reimburse the Adviser or the Underwriter for expenses related to the distribution and promotion of shares. Class A shares of each Fund may each pay an annual fee of up to 0.50% of average daily net assets of such Fund's Class A shares. The Adviser or Underwriter may use p to 0.25% of the 12b-1 fee for shareholder servicing and up to 0.25% for distribution. Class B shares of each Fund may each pay an annual fee of up to 1.00% of the average daily net assets of such Fund's Class B shares. The Adviser or Underwriter may incur 0.25% of the 12b-1 fee for shareholder servicing an dup to 0.75% for distribution.

Prior to September 23, 2005, BISYS Fund Services Limited Partnership ("Prior Distributor") served as the Funds' distributor. For the year ended December 31, 2005, the Prior Distributor received approximately $618,533 from commissions earned on sales of Class A shares and on redemption of Class B shares of the Funds, all of which the Prior Distributor reallowed to dealers of the Funds' shares. Of the commissions reallowed, $22,481 went to affiliated dealers. For the year ended December 31, 2005, the Prior Distributor waived fees in the amount of $647,502, $605,950, $109,608, and $309,135 for the Intermediate Income Fund, Core Stock Fund, Value Index Fund, and International Fund, respectively.

80


MMA Praxis Mutual Funds
Notes to financial statements, continued
December 31, 2005

Effective September 23, 2005, under the terms of the Compliance Services Agreement between the Trust and IFS, IFS provides certain compliance services to the Trust, including developing and assisting in implementing a compliance program for IFS on behalf of the Trust and providing administrative support services to the Funds' Compliance Program and Chief Compliance Officer.

Prior to September 23, 2005, the Funds contracted with BISYS to provide certain compliance services on behalf of the Funds. Subject to the direction and control of the Trustees, BISYS developed and assisted in implementing a compliance program on behalf of the Funds and provided the Chief Compliance Officer to the Funds.

Certain officers of the Trust are affiliated with the Adviser and/or IFS. Such officers are not paid any fees directly by the Funds for serving as officers of the Trust.

5. Capital Share Transactions:

Transactions in shares of the Funds are summarized below:

                                  Intermediate Income Fund            Core Stock Fund                Value Index Fund
                               ---------------------------------------------------------------------------------------------
                                       Year            Year            Year            Year            Year            Year
                                      Ended           Ended           Ended           Ended           Ended           Ended
                               December 31,    December 31,    December 31,    December 31,    December 31,    December 31,
                                       2005            2004            2005            2004            2005            2004
----------------------------------------------------------------------------------------------------------------------------
Capital Transactions:
Class A Shares:
   Proceeds from
     shares issued             $  32,408,348   $  33,778,593   $  29,090,957   $  32,039,777   $   8,394,187   $   7,063,609
   Proceeds from
     transfer in-kind                     --     171,836,168              --     130,229,953              --              --
   Dividends reinvested            7,325,276       3,495,431         763,982         856,911         435,011         501,696
   Cost of shares redeemed       (25,225,814)    (20,142,179)    (30,953,564)    (14,459,512)     (4,654,565)     (2,793,313)
                               -------------   -------------   -------------   -------------   -------------   -------------
   Class A Share Transactions  $  14,507,810   $ 188,968,013   $  (1,098,625)  $ 148,667,129   $   4,174,633   $   4,771,992
                               =============   =============   =============   =============   =============   =============

Class B Shares:
   Proceeds from
     shares issued             $   3,220,936   $   4,491,607   $   5,821,732   $   7,562,743   $   3,353,838   $   3,039,809
   Dividends reinvested            1,207,386       1,653,704               9         197,483          95,344          92,926
   Cost of shares redeemed        (8,304,556)    (10,605,069)    (26,692,270)    (21,134,424)     (1,394,678)       (442,233)
                               -------------   -------------   -------------   -------------   -------------   -------------
   Class B Share
     Transactions              $  (3,876,234)     (4,459,758)    (20,870,529)  $ (13,374,198)  $   2,054,504   $   2,690,502
                               -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease)
   from capital transactions   $  10,631,576   $ 184,508,255   $ (21,969,154)  $ 135,292,931   $   6,229,137   $   7,462,494
                               =============   =============   =============   =============   =============   =============

Share Transactions:
Class A Shares:
   Issued                          3,286,362       3,394,143       2,092,157       2,398,766         866,001         793,952
   Issued from
     transfer in-kind                     --      17,501,087              --      10,008,066              --              --
   Reinvested                        744,269         351,392          54,554          61,252          44,166          55,434
   Redeemed                       (2,556,857)     (2,023,466)     (2,221,367)     (1,080,862)       (477,425)       (311,876)
                               -------------   -------------   -------------   -------------   -------------   -------------
   Change in Class A Shares        1,473,774      19,223,156         (74,656)     11,387,222         432,742         537,510
                               =============   =============   =============   =============   =============   =============

Class B Shares:
   Issued                            326,273         451,560         436,151         584,909         348,972         342,824
   Reinvested                        122,694         167,265              --          14,596           9,710          10,239
   Redeemed                         (843,610)     (1,067,030)     (1,991,235)     (1,634,687)       (144,184)        (49,880)
                               -------------   -------------   -------------   -------------   -------------   -------------
   Change in Class B Shares         (394,643)       (448,205)     (1,555,084)     (1,035,182)        214,498         303,183
                               -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease)
   from share transactions         1,079,131      18,774,951      (1,629,740)     10,352,040         647,240         840,693
                               =============   =============   =============   =============   =============   =============

                                    International Fund
                               -----------------------------
                                       Year            Year
                                      Ended           Ended
                               December 31,    December 31,
                                       2005            2004
------------------------------------------------------------
Capital Transactions:
Class A Shares:
   Proceeds from
     shares issued             $  13,034,316   $  14,958,246
   Proceeds from
     transfer in-kind                     --              --
   Dividends reinvested            1,188,251         279,065
   Cost of shares redeemed       (19,580,189)    (12,844,688)
                               -------------   -------------
   Class A Share Transactions  $  (5,357,622)  $   2,392,623
                               =============   =============

Class B Shares:
   Proceeds from
     shares issued             $   2,355,254   $   2,078,255
   Dividends reinvested              134,393             110
   Cost of shares redeemed        (3,704,461)     (2,418,750)
                               -------------   -------------
   Class B Share
     Transactions              $  (1,214,814)  $    (340,385)
                               -------------   -------------
Net increase (decrease)
   from capital transactions   $  (6,572,436)  $   2,052,238
                               =============   =============

Share Transactions:
Class A Shares:
   Issued                          1,202,582       1,558,892
   Issued from
     transfer in-kind                     --              --
   Reinvested                        109,446          29,594
   Redeemed                       (1,767,755)     (1,318,678)
                               -------------   -------------
   Change in Class A Shares         (455,727)        269,808
                               =============   =============

Class B Shares:
   Issued                            220,149         218,069
   Reinvested                         13,048               9
   Redeemed                         (344,623)       (253,891)
                               -------------   -------------
   Change in Class B Shares         (111,426)        (35,813)
                               -------------   -------------
Net increase (decrease)
   from share transactions          (567,153)        233,995
                               =============   =============

MMA Praxis Mutual Funds
Notes to financial statements, continued
December 31, 2005

6. Federal Income Tax Information:

The character of dividends paid to shareholders for federal income tax purposes during the years ended December 31, 2005 and 2004 was as follows:

                              Intermediate Income Fund       Core Stock Fund          Value Index Fund         International Fund
                              ------------------------------------------------------------------------------------------------------
                                   2005        2004         2005         2004         2005         2004        2005         2004
------------------------------------------------------------------------------------------------------------------------------------
From ordinary income          $10,798,788  $ 6,436,287  $   854,926  $ 1,194,688  $   665,289  $   497,782  $ 1,562,998  $   321,760
From long-term capital gains           --           --       32,477           --           --           --           --           --
                              ------------------------------------------------------------------------------------------------------
Total distributions           $10,798,788  $ 6,436,287  $   887,403  $ 1,194,688  $   665,289  $   497,782  $ 1,562,998  $   321,760
                              ======================================================================================================

The following information is computed on a tax basis for each item as of December 31, 2005:

                                         Intermediate            Core              Value
                                            Income               Stock             Index         International
                                             Fund                Fund              Fund               Fund
---------------------------------------------------------------------------------------------------------------
Tax cost of portfolio investments        $ 304,323,065      $ 330,050,900      $  47,487,199      $ 135,997,412
                                         ----------------------------------------------------------------------
Gross unrealized appreciation            $   2,904,358      $  45,663,185      $   8,956,212      $  26,016,349
Gross unrealized depreciation               (4,189,015)       (22,313,450)        (1,860,606)          (852,665)
                                         ----------------------------------------------------------------------
Net unrealized appreciation
    (depreciation)                          (1,284,657)        23,349,735          7,095,606         25,163,684
Undistributed ordinary income                       --                 --                 --          1,949,638
Undistributed long term gains                       --          4,555,083                 --                 --
Capital loss carryforward                   (1,634,842)       (11,025,043)          (456,985)       (22,629,883)
Post-October losses                           (335,614)                --                 --                 --
Other temporary differences                    (70,512)                --            (17,402)                --
                                         ----------------------------------------------------------------------
    Accumulated earnings (deficit)       $  (3,325,625)     $  16,879,775      $   6,621,219      $   4,483,439
                                         ======================================================================

The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax defferal of losses on wash sales and investments in Passive Foreign Investment Companies.

As of December 31, 2005, the following Funds had net capital loss carry forwards to offset future net capital gains, if any:

                                                   Amount             Expires
--------------------------------------------------------------------------------
Intermediate Income Fund                      $     270,941            2008
                                                    532,675            2009
                                                    673,793            2010
                                                    157,433            2012
                                              -------------
                                              $   1,634,842
                                              =============

Core Stock Fund*                              $   2,975,753            2010
                                                  8,049,290            2011
                                              -------------
                                              $  11,025,043
                                              =============

Value Index Fund                              $     456,985            2011
                                              =============

International Fund                            $  22,629,883            2010
                                              =============

* Capital losses may be subject to limitations due to an ownership change during the fiscal year ended December 31, 2004.

82


MMA Praxis Mutual Funds
Notes to financial statements, continued
December 31, 2005

During the year ended December 31, 2005, the following Funds utilized capital loss carryforwards:

Intermediate Income Fund             $     238,909
Core Stock Fund                         11,102,681
Value Index Fund                           831,457
International Fund                      13,001,752

Certain reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have been made to the components capital. These reclassifications have no impact on the net assets or net asset value per share of the Funds and are designed to present the Fund's capital accounts on a tax basis. The following reclassifications have been made to the following Funds for the year ended December 31, 2005:

                                                Accumulated      Accumulated
                                   Paid-In     Net Investment    Net Realized
                                   Capital      Income (Loss)   Gains (Losses)
--------------------------------------------------------------------------------
Intermediate Income Fund          $    (2)        $ 609,700     $ (609,698)
Core Stock Fund                        (1)           32,477        (32,476)
Value Index Fund                       (1)          (16,955)        16,956
International Fund                     --          (238,674)       238,674

                         -------------------------------------------------------
                         Report of Independent Registered Public Accounting Firm
                         -------------------------------------------------------

                                                                              83


Report of Independent Registered Public
Accounting Firm

To the Board of Trustees and Shareholders of the MMA Praxis Mutual Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of the MMA Praxis Mutual Funds (comprised of the MMA Praxis Intermediate Income Fund, MMA Praxis Core Stock Fund, MMA Praxis Value Index Fund, and the MMA Praxis International Fund) (collectively, "the Funds") as of December 31, 2005, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MMA Praxis Mutual Funds as of December 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP


Cincinnati, Ohio
February 13, 2006

---------------------------
Additional fund information
---------------------------

84


MMA Praxis Mutual Funds
Additional fund information (unaudited)
December 31, 2005

Security Allocation:

The MMA Praxis Mutual Funds invested, as a percentage of net assets, in the following industries as of December 31, 2005:

--------------------------------------------------------------------------------
Intermediate Income Fund
--------------------------------------------------------------------------------
                                                                   Percentage of
Security Allocation                                                  Net Assets
--------------------------------------------------------------------------------
Corporate Bonds                                                            25.5%
Fannie Mae                                                                 33.4%
Freddie Mac                                                                23.3%
Securities Lending Collateral                                              12.5%
Asset Backed Securities                                                     3.3%
Collateralized Mortgage Obligations                                         3.2%
Government National Mortgage Assoc                                          2.4%
Federal Home Loan Bank                                                      1.6%
Tennessee Valley Authority                                                  1.4%
Corporate Notes                                                             1.2%
Federal Farm Credit Bank                                                    0.7%
Mutual Funds                                                                0.6%
Interest Only Bonds                                                         0.6%
Preferred Stock                                                             0.4%
Municipal Bonds                                                             0.1%
U.S. Treasury Obligations                                                   0.0%
Small Business Administration                                               0.0%
--------------------------------------------------------------------------------
Total                                                                     110.2%
================================================================================


--------------------------------------------------------------------------------
Core Stock Fund
--------------------------------------------------------------------------------
                                                                   Percentage of
Security Allocation                                                 Net Assets
--------------------------------------------------------------------------------
Common Stocks                                                              96.6%
Securities Lending Collateral                                              14.2%
Corporate Notes                                                             1.2%
U.S. Government Agencies - Discount                                         1.1%
--------------------------------------------------------------------------------
Total                                                                     113.1%
================================================================================


--------------------------------------------------------------------------------
Value Index Fund
--------------------------------------------------------------------------------
                                                                   Percentage of
Security Allocation                                                 Net Assets
--------------------------------------------------------------------------------
Common Stocks                                                              98.8%
Securities Lending Collateral                                               6.0%
Corporate Notes                                                             0.8%
--------------------------------------------------------------------------------
Total                                                                     105.6%
================================================================================


--------------------------------------------------------------------------------
International Fund
--------------------------------------------------------------------------------
                                                                   Percentage of
Security Allocation                                                 Net Assets
--------------------------------------------------------------------------------
Japan                                                                      32.1%
United Kingdom                                                             22.7%
France                                                                     10.0%
Securities Lending Collateral                                               9.8%
Germany                                                                     9.5%
Switzerland                                                                 8.7%
Netherlands                                                                 4.4%
Ireland                                                                     1.8%
Hong Kong                                                                   1.6%
Belgium                                                                     1.2%
Spain                                                                       1.2%
Norway                                                                      1.1%
Mexico                                                                      1.1%
Corporate Notes - Domestic                                                  1.0%
Finland                                                                     0.8%
Brazil                                                                      0.5%
Italy                                                                       0.5%
Canada                                                                      0.5%
Bermuda                                                                     0.4%
Sweden                                                                      0.3%
South Korea                                                                 0.3%
Denmark                                                                     0.2%
Argentina                                                                   0.2%
South Africa                                                                0.1%
--------------------------------------------------------------------------------
Total                                                                     110.0%
================================================================================

MMA Praxis Mutual Funds
Additional fund information, continued (unaudited)
December 31, 2005

Dividend Received Deduction

For corporate shareholders, the following ordinary dividends paid during the year ended December 31, 2005, qualify for the corporate dividends received deduction:

Intermediate Income Fund               0.31%
Core Stock Fund                         100%
Value Index Fund                        100%
International Fund                        3%

Proxy Voting

The Adviser and Sub-Adviser are responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Adviser and Sub-Adviser use in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30 are available (i) without charge, upon request, by calling 800-977-2947; and (ii) on the Securities and Exchange Commission's ("commission's) Web site at http://www.sec.gov.

Quarterly Portfolio Disclosure

The Trust files a complete listing of The Schedules of Portfolio Investments for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission's Web site,
(ii) may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling (800) 977-2947. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

The Statement of Additional Information contains more information about the Funds and can be obtained free of charge by calling (800) 977-2947.

Special Meeting of Shareholders

On December 22, 2005, a Special Meeting of Shareholders of the Core Stock Fund was held to approve or disapprove a new sub-advisory agreement between the Adviser and Davis Select Advisers, L.P. effective January 2, 2006. The new sub-advisory agreement was approved as follows:

                                     Shares
               ----------------------------------------------
                   For               Against          Abstain
               ----------         ------------        -------
               11,987,410            27,653           200,440

86


MMA Praxis Mutual Funds
Additional fund information, continued (unaudited)
December 31, 2005

Expense Comparison

As a shareholder of the MMA Praxis Mutual Funds, you incur two types of costs:
(1) transaction costs, including sales charges (loads) on purchases, reinvested dividends, or other distributions; redemption fees; and exchange fees; (2) ongoing costs, including management fees; distribution and service 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the MMA Praxis Mutual Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2005 through December 31, 2005.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                  Beginning         Ending       Expense Paid       Expense Ratio
                                Account Value    Account Value  During Period*     During Period**
                                   7/1/05          12/31/05     7/1/05-12/31/05    7/1/05-12/31/05
--------------------------------------------------------------------------------------------------
Intermediate Income Fund
    Class A                    $  1,000.00        $  996.80         $ 4.85             0.96%
    Class B                       1,000.00           994.30           7.11             1.41%
Core Stock Fund
    Class A                       1,000.00         1,052.10           7.02             1.36%
    Class B                       1,000.00         1,049.00          10.37             2.01%
Value Index Fund
    Class A                       1,000.00         1,060.40           5.51             1.06%
    Class B                       1,000.00         1,056.70           8.34             1.61%
International Fund
    Class A                       1,000.00         1,145.50           8.46             1.57%
    Class B                       1,000.00         1,142.70          11.96             2.21%

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**    Annualized.

MMA Praxis Mutual Funds
Additional fund information, continued (unaudited)
December 31, 2005

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each MMA Praxis Mutual Fund's expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                  Beginning         Ending       Expense Paid       Expense Ratio
                                Account Value    Account Value  During Period*     During Period**
                                   7/1/05          12/31/05     7/1/05-12/31/05    7/1/05-12/31/05
--------------------------------------------------------------------------------------------------
Intermediate Income Fund
    Class A                    $  1,000.00      $  1,020.35        $  4.91             0.96%
    Class B                       1,000.00         1,018.08           7.19             1.41%
Core Stock Fund
    Class A                       1,000.00         1,018.36           6.90             1.36%
    Class B                       1,000.00         1,015.08          10.20             2.01%
Value Index Fund
    Class A                       1,000.00         1,019.86           5.40             1.06%
    Class B                       1,000.00         1,017.09           8.18             1.61%
International Fund
    Class A                       1,000.00         1,017.32           7.96             1.57%
    Class B                       1,000.00         1,014.04          11.24             2.21%

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**    Annualized.

88


MMA Praxis Mutual Funds
Additional fund information, continued (unaudited)
December 31, 2005

INFORMATION FOR SHAREHOLDERS REGARDING THE RENEWAL OF THE INVESTMENT ADVISORY AGREEMENT WITH MMA CAPITAL MANAGEMENT

At a meeting held on November 21, 2005, the Board of Trustees of the Funds approved the continuation of the Investment Advisory Agreement between each of the Funds and Menno Insurance Service, Inc., d/b/a MMA Capital Management. The Board of Trustees requested and received from the Adviser information and data relating to the Investment Advisory Agreement and the Funds. In concluding that it was in the best interests of the Funds and their shareholders to retain MMA Capital Management for an additional year, the Board, including a majority of those Trustees who are not "interested persons" of the Funds or the Adviser (the "Independent Trustees") advised by independent legal counsel, gave weight to the following factors, among others:

Nature, Quality and Extent of Services

The Trustees discussed the nature, quality and extent of services MMA Capital Management would provide to the Funds in the coming year, noting that there should be no change in service or investment strategy other than the appointment of Davis Selected Advisers, L.P. as sub-adviser to the MMA Praxis Core Stock Fund. The Trustees considered the Adviser's shareholder servicing and compliance efforts before the Board concluded that it was satisfied with the nature, quality and extent of services provided to the Funds by the MMA Capital Management.

Investment Performance of the Funds and MMA

The Trustees reviewed the Funds' performance results relative to their benchmarks as well as to their respective peer groups over the past year. Based upon discussions regarding each Fund's performance, the Trustees determined that they continued to be satisfied with the long term performance of each Fund and of the Adviser, particularly in light of the SRI processes and philosophies as compared to each Fund's peer group members.

Costs of Services and Profitability of MMA and Affiliates

The Trustees then reviewed information and data regarding the costs of providing the advisory services to the Funds and the resulting profits to the Adviser. Representatives of the Adviser addressed the Trustees' questions concerning guidelines for manager selection, payment of platform fees, revenue sharing arrangements and expense waivers and reimbursements. In its review of the Funds' total expenses, the Trustees considered the Adviser's fee, as well as other Fund expenses, such as transfer agent fees, custodial, legal and audit fees. The Trustees also noted the effects of the Adviser's voluntary expense waivers and expense reimbursements on fees and expense levels. As part of its review, the Trustees considered the expense ratios and profitability information by Fund compared to peer group fund expense ratios and profitability information. Finally, the Board reviewed the fee structures and other information provided by the Adviser regarding its services to other clients before concluding that the costs of the services provided to the Funds by MMA Capital Management were reasonable and fair.

Economies of Scale

The Trustees considered the extent to which economies of scale would be realized as the Funds grow and whether the investment advisory contract fee rates reflect those economies of scale for the benefit of the Funds' shareholders. The Adviser represented to the Trustees that the Adviser would consider appropriate breakpoints as the Funds grew in size, but that, currently, the Funds' asset values had not reached a level at which economies of scale could be realized. The Board then considered the information provided regarding the fee breakpoint levels of peer group funds, and concluded that asset levels did not justify breakpoints at this time.

MMA Praxis Mutual Funds
Additional fund information, continued (unaudited)
December 31, 2005

Other Benefits

The Trustees discussed the extent to which MMA Capital Management and its affiliates might derive other benefits, including soft dollar credits or other similar benefits from the Adviser's relationship with the Funds. The Trustees noted that that the Adviser had voluntarily discontinued the practice of generating soft dollar credits to purchase third-party research services in 2004. Discussion ensued regarding other potential benefits to MMA Capital Management and its affiliates from the relationship with the Funds, and the Board concluded that such benefits were not material.

INFORMATION FOR SHAREHOLDERS REGARDING THE RENEWAL OF THE
SUB-INVESTMENT ADVISORY AGREEMENT WITH EVERGREEN

At a meeting held on November 21, 2005, the Board of Trustees of the Funds approved the continuation of the Sub-Investment Advisory Agreement between Menno Insurance Service, Inc., d/b/a MMA Capital Management, and Evergreen Investment Management Company, LLC, with respect to portfolio management of the MMA Praxis International Fund. The Board of Trustees requested and received from the Sub-Adviser information and data relating to the Sub-Investment Advisory Agreement and the International Fund. In concluding that it was in the best interests of the International Fund and its shareholders to continue the relationship with Evergreen for an additional year, the Board, including a majority of the Independent Trustees advised by independent legal counsel, gave weight to the following factors, among others:

Nature, Quality and Extent of Services

The Trustees considered the nature, quality and extent of services Evergreen would provide to the International Fund in the coming year, including the Sub-Adviser's representation that should be no change in service or investment strategy in the coming year. The Trustees considered Evergreen's compliance capabilities, its compliance record with respect to the International Fund, and the quality of communication among the Adviser, Sub-Adviser and the Board. Discussion continued regarding Evergreen's portfolio managers, conflicts of interest and best execution practices. Following discussion, the Board concluded that the nature, quality and extent of services provided to the International Fund by Evergreen met their expectations.

Investment Performance of the International Fund and Evergreen

The Trustees reviewed year-to-date and historical performance data for the International Fund, noting that the International Fund underperformed both its benchmark (the MSCI EAFE Index) and the Evergreen International Equity Fund for the period from January 1, 2005 to September 30, 2005. Discussion then ensued regarding the comparative performance information provided to the Board by the Sub-Adviser. The Trustees determined that, while the performance of the International Fund over the past year had been less than satisfactory relative to the Fund's benchmarks, the peer funds were not limited in their stock selection by SRI criteria. In addition, the Trustees expressed their confidence that Evergreen's management style will benefit the International Fund in the long term and provide for satisfactory long term performance.

Costs of Services and Profitability of Evergreen and Affiliates

The Trustees considered the costs of the services provided by Evergreen to the International Fund and the profits to be realized by Evergreen and its affiliates from their relationship with the International Fund. The Trustees discussed the comparative fee and profitability information provided by Evergreen, noting, in particular, the data suggesting that the sub-advisory fees charged by Evergreen fell in the mid-range of the sub-advisory fees charged to comparable fund groups. The Board then concluded that the costs of the services to be provided to the International Fund and the profits to be realized by Evergreen and its affiliates from the relationship with the International Fund were reasonable and fair in light of the industry comparisons provided.

90


MMA Praxis Mutual Funds
Additional fund information, continued (unaudited)
December 31, 2005

Economies of Scale

The Trustees noted that Evergreen's sub-advisory fee schedule currently incorporates breakpoints. The Trustees also acknowledged Evergreen's representation that the firm would consider additional breakpoints as assets in the International Fund grew to levels where economies of scale could be realized.

Other Benefits

The Trustees considered the extent to which Evergreen or its affiliates would derive other benefits, including soft dollar credits or other similar benefits, from Evergreen's relationship with the International Fund. Discussion then ensued regarding Evergreen's soft dollar practices. The Board concluded that Evergreen did not derive significant benefits, other than its sub-advisory fees and traditional soft-dollar benefits, from its relationship with the International Fund.

INFORMATION FOR SHAREHOLDERS REGARDING THE APPOINTMENT
OF DAVIS AS SUB-ADVISER

On December 22, 2005, the shareholders of the MMA Praxis Core Stock Fund approved a new Sub-Investment Advisory Agreement between Menno Insurance Services, Inc. d/b/a MMA Capital Management, and Davis Selected Advisers, L.P. In determining whether to approve the Agreement and to recommend its approval to shareholders of the Core Stock Fund, the Board of Trustees of the Funds considered information and data provided by the Adviser and Davis, including information regarding the selection process employed by the Adviser in proposing Davis. At a meeting of the Board held on October 28, 2005, Davis representatives gave an oral presentation to the Board, and the Trustees had the opportunity to ask questions and request additional information. In concluding that approval of the Agreement was in the best interests of the Core Stock Fund and its shareholders, the Board, including a majority of the Independent Trustees advised by independent legal counsel, gave weight to the following factors, among others:

Nature, Quality and Extent of Services

The Trustees considered the benefits to the shareholders of engaging Davis as a sub-adviser to the Core Stock Fund, in light of the nature, extent and quality of the services to be provided by Davis. Pursuant to the Sub-Investment Advisory Agreement, Davis would be obligated to provide day-to-day portfolio management services and comply with all Fund policies and applicable rules and regulations. The Board concluded that the nature and extent of services to the Core Stock Fund appeared consistent with Davis' experience and obligations to other investment companies. With respect to the quality of services, the Trustees considered, among other things, the organizational depth and stability of the firm, noting that the firm had over 35 years of investment management experience. The Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio managers who would be responsible for the day-to-day management of the Fund. The Trustees also considered information pertaining to Davis' organizational structure, senior management, investment operations and compliance capabilities.

Investment Performance of the Core Stock Fund and Davis

The Trustees reviewed information about the historical performance of the Core Stock Fund, noting that the average annual returns (gross and net) for the Fund for the last one, three, and ten years ending September 30, 2005 were lower than those of the Fund's benchmark, the S&P 500 Index. In contrast, the Trustees received and considered information regarding the performance of other investment companies managed by Davis utilizing an investment style and strategy similar to that proposed by the Core Stock Fund. The Trustees noted that Davis had generally outperformed the S&P Index over the same time periods and, in fact, demonstrated strong historical performance against the S&P Index since Davis' inception in 1969.

MMA Praxis Mutual Funds
Additional fund information, continued (unaudited)
December 31, 2005

Costs of Services and Profitability of Davis and Affiliates

The Trustees reviewed information regarding the costs of the services to be provided by Davis to the Core Stock Fund and the profits to be realized by Davis and its affiliates from their relationship with the Fund. The Trustees noted that the fees proposed by Davis exceeded the fees proposed by the other two firms considered in the final stages of the sub-advisory selection process. The Trustees determined, however, that Davis' proposed fee schedule was consistent with the fees Davis disclosed as charging to other investment companies of similar size and with a similar investment strategy. A discussion then ensued regarding the reasonableness of the sub-advisory fee in light of the consistency with which Davis has historically generated returns in excess of its benchmark at low risk and a representation by Davis that the profitability to be realized by Davis and its affiliates from the relationship with the Core Stock Fund would be substantially similar to that of other clients for which Davis serves as sub-adviser. The Trustees reviewed information regarding the expense ratios of other similar funds that indicated the relatively average to low expense ratio of the Core Stock Fund. Finally, the Trustees considered that the initial term of the Sub-Investment Advisory Agreement was limited to one year. Based on the quality of service that the Trustees expect that Davis will provide to the Core Stock Fund, the determination that the overall expense ratio of the Fund is average to low in comparison to its peers and the relatively short initial contractual term, the Board concluded that the sub-advisory fees under the Agreement are reasonable and fair.

Economies of Scale

The Trustees considered the extent to which economies of scale would be realized as the Core Stock Fund grows and whether the sub-advisory fee reflect those economies of scale. The Trustees noted that Davis' proposed sub-advisory fee incorporates breakpoints for assets.

Other Benefits

The Trustees assessed potential ancillary benefits to Davis and its affiliates as a result of the relationship with the Core Stock Fund, including soft dollar arrangements. The Trustees received information that Davis does not participate in third-party soft dollar arrangements, but may take into account the research and resources, as well as the execution capacity, of a brokerage firm in selecting brokers to execute transactions on behalf of the Core Stock Fund . In this regard, the Trustees noted that Davis' best execution and soft dollar policies and procedures were adequate to address any potential conflicts of interest. Based on the information provided, the Board concluded that any potential ancillary benefits to Davis were not significant.

92


Management of the Trust
(unaudited)

Listed below is basic information regarding the Trustees and principal officers of the Trust. The Trust's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling (800) 977-2947.

                               Position with the                                               Number of             Other
                               Company, Term of                                                Portfolios in Fund    Trusteeships
Name, Age and                  Office and Length       Principal Occupation During             Complex Overseen      Held by
Address                        of Time Served          the Past Five Years                     by Trustee            Trustee
----------------------------------------------------------------------------------------------------------------------------------
Interested Trustees(1)
----------------------------------------------------------------------------------------------------------------------------------
Howard L. Brenneman*           Chairman and            President and CEO, Mennonite                    4               N/A
1110 North Main Street         Trustee, Indefinite,    Mutual Aid (December 1991 - July
Goshen, IN 46528               since12/2/93            2005); Business and Financial
Birth date: 3/26/40                                    Consultant and Director of
                                                       Strategic Planning and
                                                       Development, Prairie View, Inc.,
                                                       mental health facility (1986 - 1991)

Bruce Harder*                  Trustee, Indefinite,    Retired; Executive Director for                 4               N/A
1110 North Main Street         since 2/11/00           Finance and Administration, Tri-
Goshen, IN 46528                                       Met, the Tri-County Metropolitan
Birth date: 1/17/41                                    Transportation District of Oregon,
                                                       public transportation system for
                                                       Portland, Oregon (1986 - 2003);
                                                       Chairman of the Board, Mennonite
                                                       Mutual Aid, Goshen Indiana (1997
                                                       - 2003)

----------------------------------------------------------------------------------------------------------------------------------
(1)   This Trustee is an "interested" person under the Investment Company Act of 1940 because of his affiliation with the Adviser.

Independent Trustees
----------------------------------------------------------------------------------------------------------------------------------
Karen Klassen Harder, Ph.D.    Trustee, Indefinite,    Professor, Bluffton University                  4               N/A
1110 North Main Street         since 12/2/93           (September 2001 - present);
Goshen, IN 46528                                       Professor, Bethel College (January
Birth date: 1/22/56                                    1990 - 2001)

Richard Reimer, Ph.D.          Trustee, Indefinite,    Retired; Professor of Economics -               4               N/A
1110 North Main Street         since 12/2/93           Emeritus since 1996, The College
Goshen, IN 46528                                       of Wooster (1962 - 1996); former
Birth date: 10/6/31                                    Board member, Mennonite Mutual
                                                       Aid, Goshen, Indiana (through
                                                       December 2001)

R. Clair Sauder                Trustee, Indefinite,    Partner, Encore Enterprises, LLC,               4               N/A
1110 North Main Street         since 6/30/02           retail home furnishings (May 2001 -
Goshen, IN 46528                                       present); Partner, C&D Enterprises
Birth date: 1/11/43                                    Unlimited, commercial real estate
                                                       (1982 - present)

Donald E. Showalter, Esq.      Trustee, Indefinite,    Senior Partner, the law firm of                 4               N/A
1110 North Main Street         since 12/2/93           Wharton, Aldhizer, & Weaver (June
Goshen, IN 46528                                       1965 - present); Director,
Birth date: 2/23/41                                    Rockingham Heritage Bank (April
                                                       1998 - present)

Allen Yoder, Jr.               Trustee, Indefinite,    Retired; President, Jayco, Inc.,                4               N/A
1110 North Main Street         since 12/2/93           manufacturer of recreational
Goshen, IN 46528                                       vehicles (September 1993 - 1994);
Birth date: 8/4/27                                     President, Deutsch Kase Haus,
                                                       cheese manufacturer (1985 - 2002)
----------------------------------------------------------------------------------------------------------------------------------

Management of the Trust
(unaudited), continued

                            Position with the Company, Term of           Principal Occupation
Name, Age and Address       Office and Length of Time Served             During the Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
John L. Liechty             President, Indefinite, since 8/19/97         Executive Management, Mennonite Mutual Aid (1976 -
1110 North Main Street                                                   present)
Goshen, IN 46528
Birth date: 6/12/54

Marlo J. Kauffman           Vice President, Indefinite, since 12/2/93    Financial Services Operation Manager, Mennonite Mutual
1110 North Main Street                                                   Aid (1981 - present); President, MMA Securities, Inc.
Goshen, IN 46527                                                         (2003 - present); OSJ Principal, ProEquities, Inc., a
Birth date: 9/19/56                                                      broker-dealer (1994 - present)

Steven T. McCabe            Treasurer, Indefinite, since 9/23/05         Vice President Fund Accounting and Financial Reporting of
303 Broadway, Suite 1100                                                 Integrated Fund Services, Inc. (2004-present); Vice
Cincinnati, OH 45202                                                     President-Custody Services (2003-2004) Fifth Third Bank;
Birth date: 6/5/64                                                       Assistant Vice President and Director of Mutual Fund
                                                                         Accounting (1997-2003) Fifth Third Bank
Brian E. Hirsch             Chief Compliance Officer, Indefinite,        Vice President-Compliance of IFS Financial Services, Inc.,
303 Broadway, Suite 1100    since 9/23/05                                Director of Compliance of Fort Washington Brokerage
Cincinnati, OH 45202                                                     Services, Inc.; Chief Compliance Officer of Puglisi & Co.
Birth date: 12/29/56                                                     from 2001 until 2002

Tina H. Bloom               Secretary, Indefinite, since 9/23/05         Vice President - Managing Attorney of Integrated Fund
303 Broadway, Suite 1100                                                 Services, Inc. and IFS Fund Distributors, Inc.
Cincinnati, OH 45202
Birth date: 8/20/68
------------------------------------------------------------------------------------------------------------------------------------

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






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




Integrated Fund Services, Inc.
303 Broadway, Suite 1100
Cincinatti, Ohio 45202-4203









2050592

Item 2.  Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. During the period covered by this report, no amendments were made to the provisions of the code of ethics, nor did the registrant grant any waivers, including any implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Mr.
R. Clair Sauder is the registrant's "audit committee financial expert" and is "independent", as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. Audit fees totaled $51,000 for the December 31, 2005 fiscal year and $47,300 for the December 31, 2004 fiscal year, including fees associated with the annual audit and filings of the registrant's Form N-1A and Form N-SAR.

(b) Audit-Related Fees. There were no audit-related fees for the December 31, 2005 or December 31, 2004 fiscal years.

(c) Tax Fees. Tax fees totaled $8,000 for the December 31, 2005 fiscal year and $7,700 for the December 31, 2004 fiscal year and consisted of fees for tax compliance services during both years.

(d) All Other Fees. There were no other fees for the December 31, 2005 or December 31, 2004 fiscal years.

(e) (1) Audit Committee Pre-Approval Policies.

      (A)   Audit Services

      Before an auditor is engaged by the funds to render audit services, the committee shall review and approve the engagement. (see also "delegation" below.)

      (B)   Permissible Non-Audit Services

      The committee shall review and approve in advance any proposal (except as set forth in (1) through (3) below) that the funds employ their auditor to render "permissible non-audit services" to the funds. (a "permissible non-audit service" is defined as a non-audit service that is not prohibited by rule 2-01(c)(4) of regulation s-x1 or other applicable law or regulation.) The committee shall also review and approve in advance any proposal (except as set forth in (1) through (3) below) that the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds (an "adviser-affiliated service provider"), employ the funds' auditor to render non-audit services, if such engagement would relate directly to the operations and financial reporting of the funds. As a part of its review, the committee shall consider whether the provision of such services is consistent with the auditor's independence. (see also "delegation" below.) pre-approval by the committee of non-audit services is not required so Long as:

            (1) (a) with respect to the funds, the aggregate amount of all such permissible non-audit services provided to the funds constitutes no more than 5% of the total amount of revenues paid to the auditor by the funds during the fiscal year in which the services are provided; (b) with respect to the adviser and any adviser-affiliated service provider, the aggregate amount of all such non-audit services provided constitutes no more than 5% of the total amount of revenues (of the type that would have to be pre-approved by the committee) paid to the auditor by the funds, the adviser and any adviser-affiliated service provider during the fiscal year in which the services are provided;

            (2) such services were not recognized by the funds at the time of the engagement to be non-audit services; and

            (3) such services are promptly brought to the attention of the committee and approved prior to the completion of the audit by the committee or its delegate(s) (as defined below).

      (C) Delegation

      The committee may delegate to one or more of its members ("delegates") authority to pre-approve the auditor's provision of audit services or permissible non-audit services to the funds, or the provision of non- audit services to the adviser or any adviser-affiliated service provider. Any pre-approval determination made by a delegate shall be presented to the full committee at its next meeting. The committee shall communicate any pre-approval made by it or a delegate to the fund administrator/fund accounting agent, who will ensure that the appropriate disclosure is made in the funds' periodic reports and other documents as required under the federal securities laws.

--------------

1 non-audit services that are prohibited by rule 2-01(c)(4) of regulation s-x include: (i) bookkeeping or other services related to accounting records or financial statements of the audit client; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions; (vii) human resources;
(viii) broker-dealer, investment adviser, or investment banking services; (ix) legal services; and (x) expert services unrelated to the audit.

(e)(2) All services described in paragraphs (b) through (d) of Item 4 were approved by the Audit Committee.

(f) Not applicable

(g) The aggregate non-audit fees for services to the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $20,950 for the fiscal year ended December 31, 2005 and $36,925 for the fiscal year ended December 31, 2004.

(h) Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable

Item 6. Schedule of Investments.

The Schedule of Investments in securities of unaffiliated issuers is included in the Annual Report.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant does not have procedures by which shareholders may recommend nominees to its Board of Trustees.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), as of a date within 90 days of the filing date of this report, the registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) Code of Ethics for Senior Financial Officers is filed herewith

(a)(2) Certifications required by Item 12(a) of Form N-CSR are filed herewith.

(a)(3) Not applicable.

(b)    Certification required by Item 12(b) of Form N-CSR is filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)      MMA Praxis Mutual Funds

By (Signature and Title)

/s/ John L. Liechty
-----------------------------
John L. Liechty
President

Date:  March 6, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ John L. Liechty
-----------------------------
John L. Liechty
President

Date:  March 6, 2006


By (Signature and Title)

/s/ Steven T. McCabe
-----------------------------
Steven T. McCabe
Treasurer

Date:  March 6, 2006